As filed with the Securities and Exchange Commission on September 29, 2005

                                                 Securities Act File No. 33-7664
                                        Investment Company Act File No. 811-4781
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/
                         Pre-Effective Amendment No.                         / /

                       Post-Effective Amendment No. 29                       /X/

                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/

                              Amendment No. 31                               /X/

                        (Check Appropriate Box or Boxes)

                      SENTINEL PENNSYLVANIA TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

         National Life Drive
         Montpelier, Vermont                                      05604
 (Address of Principal Executive Offices)                       (Zip Code)

                                 (802) 229-3900
              (Registrant's Telephone Number, including Area Code)

                                                            Copy to:
         Kerry A. Jung, Esq.                        John A. MacKinnon, Esq.
    c/o Sentinel Advisors Company                Sidley Austin Brown & Wood LLP
         National Life Drive                            875 Third Avenue
      Montpelier, Vermont 05604                     New York, New York 10022
(Name and Address of Agent for Service)

                                   ----------

It is proposed that this filing will become effective (check appropriate box)
        / / immediately upon filing pursuant to paragraph (b)
        / / on _____ pursuant to paragraph (b)
        /x/ 60 days after filing pursuant to paragraph (a)(1)
        / / on (date) pursuant to paragraph (a)(1)
        / / 75 days after filing pursuant to paragraph (a)(2)
        / / on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
        / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

        Title of securities being registered: common shares of beneficial interest, par value $.01 per share.

                                 Sentinel Funds

                               P R O S P E C T U S
                                November 28, 2005

Sentinel Balanced Fund                  Sentinel Mid Cap Growth Fund
Sentinel Capital Markets Income Fund    Sentinel New York Tax-Free Income Fund
Sentinel Capital Opportunity Fund       Sentinel Pennsylvania Tax-Free Trust
Sentinel Common Stock Fund              Sentinel Short Maturity Government Fund
Sentinel Government Securities Fund     Sentinel Small Company Fund
Sentinel High Yield Bond Fund           Sentinel Tax-Free Income Fund
Sentinel International Equity Fund      Sentinel U.S. Treasury Money Market Fund

     This prospectus contains information you should know before investing, including information about risks.
       Please read it before you invest and keep it for future reference.

        The Securities and Exchange Commission("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

           Sentinel Funds . National Life Drive . Montpelier, VT 05604

                                Table of Contents

What Are Each Fund's Principal Investment Objectives And Principal Investment Strategies?

What Are Each Fund's Principal Investment Risks?

How Has Each Fund Performed?

What Are Each Fund's Fees And Expenses?

More Information About Share Classes

How Can I Buy, Sell, Exchange And Transfer Fund Shares?

How Are The Funds Priced?

Dividends, Capital Gains and Taxes

Who Manages the Funds?

Financial Highlights

The Privacy Policy of the Sentinel Funds, Sentinel Advisors Company, Sentinel Financial Services Company and Sentinel Administrative Services Company is included at the back of this booklet following the prospectus.

In this prospectus, each Sentinel Fund is referred to individually as a "Fund." Sentinel Advisors Company ("Sentinel") is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its investment objective(s).

What Are Each Fund's Investment Objectives And Principal Investment Strategies?

Each Fund has investment objective(s) and principal investment strategies. Investment objective(s) are fundamental policies, which means they may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objective(s) will be achieved. In addition, if Sentinel or a Fund's subadvisor, if any, believes it is necessary under adverse conditions to take a temporary defensive position, each Fund other than the Government Securities, Short Maturity Government and U.S. Treasury Money Market Funds may depart significantly or completely from its principal investment strategies. All of the Funds other than the New York Tax-Free Income and Pennsylvania Tax-Free Funds are "diversified" funds as defined in the Investment Company Act of 1940, as amended.

You can find additional information about the securities and investment techniques used by the Funds, including a description of each Funds' other fundamental investment policies, in the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. All other investment strategies and policies described in the Prospectus and/or Statement of Additional Information are non-fundamental policies, which means they may be changed by the Fund's Board. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND
(3863), or by writing to Sentinel Administrative Services Company at P.O. Box 1499, Montpelier, VT 05601-1499.

Sidebox:
--------------------------------------------------------------------------------
The Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value.
--------------------------------------------------------------------------------

The Balanced Fund primarily invests in common stocks and investment-grade bonds with at least 25% of its assets in bonds. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential. Up to 25% of the Fund's assets may be invested in securities within a single industry.

The bond portion of the Fund may invest without limitation in bonds in the fourth highest category of Moody's and Standard and Poor's. It may also purchase bonds in the lowest rating categories (C for Moody's and D for Standard and Poor's) and comparable unrated securities. However, it will only purchases securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if Sentinel believes the quality of the bonds is higher than indicated by the rating. No more than 20% of the Fund's total assets may be invested in lower-quality bonds.

The Fund may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

Sidebox:
--------------------------------------------------------------------------------
The Capital Markets Income Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.
--------------------------------------------------------------------------------

The Capital Markets Income Fund normally divides its assets among four broad assets classes. The Fund's subadvisor, Evergreen Investment Management Company ("Evergreen"), has broad discretion in allocating assets among the four classes. The four classes are:

1. Domestic Investment-grade Bonds. This category includes U.S. Treasury and agency securities, mortgage-backed securities, and investment-grade corporate bonds, and may include the dollar roll transactions described above for the Balanced Fund. The Fund invests at least 20% of its assets in this category of securities at all times.

2. Domestic and Foreign Lower-rated Debt Securities. The Fund may invest without limitation in bonds in the fourth highest category of Moody's and Standard and Poor's. It may also purchase bonds in the lowest rating categories (C for Moody's and D for Standard and Poor's) and comparable unrated securities. They are sometimes called "junk bonds". However, it will only purchases securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if Evergreen believes the quality of the bonds is higher than indicated by the rating. The Fund limits its investments in this asset class to no more than 35% of its assets.

3. Equity and Equity-related Securities. This category includes common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund limits its investments in this asset class to no more than 35% of its assets.

4. International Investment-grade Government Debt Securities. These can be denominated in U.S. dollars or foreign currencies. Changes in foreign exchange rates will therefore translate directly into changes in value of the securities in this portion of the Fund, so that if the U.S. dollar appreciates versus a given foreign currency, the value in U.S. dollars of the Fund's holdings denominated in that foreign currency will fall. In addition, the Fund incurs additional expense in conversions of U.S. dollars to foreign currency (and vice versa), which may reduce the amount the Fund will earn on its investments. Exposure to foreign currencies is limited in the following ways: (i) Up to 35% of the assets of the entire Fund may be invested in assets denominated in each of the Euro, the Pound Sterling and the Yen, (ii) Up to 10% of the assets of the entire Fund may be invested in assets denominated in each of the Canadian Dollar, the Australian Dollar and the New Zealand Dollar and (iii) The Fund limits its holdings that are denominated in any one other foreign currency to no more than 5% of the assets of the Fund. The Fund limits its investments in the international investment-grade government debt securities asset class to no more than 35% of its assets.

The Fund may invest in equity or equity-related securities in order to earn income from dividends (and interest on convertible securities), to seek capital appreciation and to diversify its risks. Equity investments will likely focus on securities which pay significant dividends or interest coupons.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Evergreen believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

The Fund may use derivatives to hedge its exposure to foreign currencies, but need not do so, and frequently will have unhedged exposure to foreign currencies. The Fund may write (i.e., sell) call options without limitation to earn additional income in the form of option premiums. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at a specified exercise price on or before the expiration date of the option. By writing a call option, the Fund limits its ability to sell the underlying securities while the option remains outstanding, and gives up the opportunity during the term of the option to profit from any increase in the value of the underlying securities beyond the exercise price. The Fund will write only covered options (i.e., options where it holds the securities during the term of the option).

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

Sidebox:
--------------------------------------------------------------------------------
The Capital Opportunity Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------

The Capital Opportunity Fund invests at least 65% of its net assets in "growth" stocks of large-capitalization companies that are listed on U.S. exchanges or in the over-the-counter market. Large-capitalization companies are companies with a capitalization of $5 billion or more. Income is not an important factor in selecting investments.

Comprehensive Screens--we use a multi-factor model to narrow down a starting universe of 8,000 companies to a list of about 400 stocks that meet our key criteria: high returns on equity, above-average earnings growth, low multiples of free cash flow and modest price-earnings multiples.

Proprietary Valuation Model--our model compares each stock's current price to the discounted present value for that stock.

We then rank all 400 of our pre-screened stocks based on their upside and downside potential versus our estimate of fair value.

The Fund may invest in portfolio depositary receipts up to 5% of its total assets. Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund does not intend to concentrate in any one industry, it may focus in certain broad sectors, such as technology.

The Fund is actively managed. It is possible the Fund's turnover rate may exceed 100% annually. The Fund's portfolio turnover may be significantly lower than this for a period after the reorganization that was effected as of September 23, 2005 than it otherwise would be in an effort to meet certain requirements related to the reorganization qualifying as federal income tax free.

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

Sidebox:
--------------------------------------------------------------------------------
The Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.
--------------------------------------------------------------------------------

The Common Stock Fund normally invests at least 80% of its net assets in common stocks. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in a diverse group of common stocks of well-established companies, most of which pay regular dividends. Sentinel tries to select stocks of leading companies that are financially strong and are selling at attractive prices in relation to their values. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Up to 25% of the Fund's assets may be invested in securities within a single industry.

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.

It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.


The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

Sidebox:
--------------------------------------------------------------------------------
The Government Securities Fund seeks high current income while seeking to control risk.
--------------------------------------------------------------------------------

The Government Securities Fund normally invests at least 80% of its net assets in U.S. government securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities. The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities. Sentinel will choose the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

While the original maximum life of a mortgage-backed security considered for this Fund can vary from 10 to 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. The Fund seeks to invest in mortgage-backed securities with shorter average lives, by focusing on securities that have been outstanding for a long period, or which had limited original terms. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest. If prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.

The Fund may engage in dollar roll transactions as described above for the Balanced Fund.

The Fund also may use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, and only in aggregate amounts of not more than 25% of the Fund's net assets. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In addition, the Fund may invest up to 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.

It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

Sidebox:
--------------------------------------------------------------------------------
The High Yield Bond Fund seeks high current income and total return.
--------------------------------------------------------------------------------

The High Yield Bond Fund normally invests at least 80% of its total assets in lower-rated bonds. These bonds are sometimes called "junk bonds." This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in lower-rated corporate bonds. These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered to be of comparable credit quality. The Fund may purchase bonds in the lowest rating categories (C for Moody's and D for Standard and Poor's) and comparable unrated securities. However, it will only purchases securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if Sentinel believes the quality of the bonds is higher than indicated by the rating. The Fund may invest in debt securities of any maturity. No more than 25% of the Fund's assets are invested in a single industry and no more than 5% of its assets in a single issuer.

The Fund also may invest up to 20% of its total assets in common stocks, usually as a result of warrants associated with its bond holdings but also, under certain circumstances, to seek capital appreciation. The Fund also may invest in bonds convertible into common stock.

The Fund, when aggregated with the holdings of other mutual funds will not own more than 20% of the outstanding debt securities of any issuer.

The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may invest in corporate loans made by banks or other financial institutions. If the they are subject to restrictions on resale, they would be subject to the Fund's limitation on illiquid securities. The Fund will invest in a corporate loan only if, in Sentinel's judgment, the borrower is capable of repaying the loan. However, Sentinel will monitor the creditworthiness of the borrowers of corporate loans in which the Fund invests, but does not have any set minimum credit rating criteria regarding these borrowers.

The Fund may invest up to 25% of net assets in the securities of foreign issuers, if they are denominated in U.S. dollars and are purchased and held by the Fund in the United States.

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

Sidebox:
--------------------------------------------------------------------------------
The International Equity Fund seeks growth of capital.
--------------------------------------------------------------------------------

The International Equity Fund normally invests at least 80% of its net assets in equity securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in common stocks of established non-U.S. companies, or in U.S. companies that conduct their business mainly outside the United States. INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") manages the International Equity Fund under a sub-advisory arrangement. The Fund will normally spread its assets over many different countries, and will normally not concentrate its investments in any one country. The Fund generally will not invest more than 25% of its assets in any one country, but the Fund may invest up to 40% of its assets in any one country if INVESCO feels that economic and business conditions make it appropriate to do so.

The Fund focuses its investments on developed foreign countries, but may invest up to 15% of its total assets in emerging markets. It normally will have substantial investments in European countries. Up to 25% of the Fund's assets may be invested in securities within a single industry.

Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by INVESCO mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's.

The majority of the Fund's trading of stocks occurs on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs trade on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

Sidebox:
--------------------------------------------------------------------------------
The Mid Cap Growth Fund seeks growth of capital.
--------------------------------------------------------------------------------

The Mid Cap Growth Fund will invest at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. For this purposes, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. As of October 31, 2005, companies included in either the Standard & Poor's 400 Midcap Index or the Russell Midcap Index had market capitalizations between $___ million and $____ billion. The Fund focuses its investments on common stocks of mid-sized growing companies. Sentinel tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements. The Fund normally seeks to invest in companies that, on average, have earnings growth rates which are higher than its benchmarks, have price/earnings ratios lower than its benchmarks, and have returns on equity above those of the benchmarks. Income is not a factor in selecting investments.

Sentinel emphasizes stocks it believes to have superior potential for growth, rather than wide diversification. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. The Fund is actively managed. It is likely that the Fund's turnover rate may exceed 100% annually.

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

Sidebox:
--------------------------------------------------------------------------------
The New York Tax-Free Income Fund seeks high current interest income exempt from federal income tax and New York City and New York State personal income tax, while seeking to control risk.
--------------------------------------------------------------------------------

The New York Tax-Free Income Fund normally invests at least 80% of its total assets in tax-exempt New York obligations. This principal investment strategy is a fundamental policy that may only be changed by a majority vote of the outstanding shares of the Fund. The Fund normally invests in investment-grade municipal bonds of New York issuers. The interest on these municipal bonds will be, in the opinion of the issuer's bond counsel, exempt from New York State and City personal income tax, excludable from gross income for federal income tax purposes and not includable in taxable income for purposes of the federal alternative minimum tax. Normally these bonds will have remaining maturities of more than one year at the time of investment. The Fund may, however, invest up to 20% of its net assets in short-term New York municipal bonds.

Normally, the Fund invests in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. It may also purchase bonds in the lower rating categories (below Baa3 for Moody's and below BBB- for Standard and Poor's) and comparable unrated securities. However, it will only purchases securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if Sentinel believes the quality of the bonds is higher than indicated by the rating. No more than 5% of the Fund's total assets may be invested in lower-rated New York municipal bonds.

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

If Sentinel anticipates a rise in interest rates, the Fund may invest temporarily in short-term debt obligations, including taxable investments, to help protect shareholder capital.

Sidebox:
--------------------------------------------------------------------------------
The Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal income tax and Pennsylvania personal income tax, while seeking to control risk.
--------------------------------------------------------------------------------

The Pennsylvania Tax-Free Trust normally invests at least 80% of its net assets in tax-exempt Pennsylvania obligations. This principal investment strategy is a fundamental policy that may only be changed by a majority vote of the outstanding shares of the Fund. The Fund normally invests in investment grade-municipal bonds of Pennsylvania issuers. The interest on these municipal bonds is, in the opinion of the issuer's bond counsel, exempt from Pennsylvania personal income tax, excludable from gross income for federal income tax purposes and not includable in taxable income for purposes of the federal alternative minimum tax.

The Fund normally will invest substantially all of its net assets in Pennsylvania municipal bonds with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania municipal bonds. All of the Pennsylvania municipal bonds in which the Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, will have equivalent investment characteristics, as determined by Sentinel. At least 75% of the Fund's assets will always be invested in municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or, if not rated, bonds that, in the opinion of Sentinel, have equivalent investment characteristics, or highly rated municipal notes or tax-exempt commercial paper. The Fund may invest up to 25% of its total assets in bonds in the fourth highest rating category of Moody's And Standard and Poor's. The Fund cannot invest in "junk" municipal obligations.

If Sentinel anticipates a rise in interest rates, the Fund may temporarily invest up to 20% of its total assets in securities other than Pennsylvania municipal bonds and will invest in non-governmental issuers only where the bonds are rated in one of the two highest categories of either Standard & Poor's or Moody's. Temporary defensive investments may prevent the Fund from achieving its investment objective(s).

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

Sidebox:
--------------------------------------------------------------------------------
The Short Maturity Government Fund seeks high current income and limited fluctuations in principal value.
--------------------------------------------------------------------------------

The Short Maturity Government Fund normally invests at least 80% of its net assets in U.S. government securities with average lives, at the time of purchase, of three years or less. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in U.S. government bonds that have average lives of three years or less. The remainder of the Fund's assets may be invested in U.S. government securities with other maturities. The dollar-weighted average maturity of the Fund's portfolio is less than three years. The U.S. government securities in which the Fund invests include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government and obligations of U.S. government agencies and instrumentalities. The Fund seeks to achieve a higher yield than is available on money market instruments, or certificates of deposit with maturities of one year or less; however, there can be no assurance that the Fund's yield or total return will in fact be higher than these alternatives.

The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel chooses the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy. The Fund may make unlimited investments in mortgage-backed U.S. government securities.

These mortgage-backed U.S. government securities may include pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

While the maximum life of a mortgage-backed security is typically 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest. If prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.

The Fund may engage in dollar roll transactions as described for the Balanced Fund.

In addition, the Short Maturity Government Fund may invest up to 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments as described for the Government Securities Fund.

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

Sidebox:
--------------------------------------------------------------------------------
The Small Company Fund seeks growth of capital.
--------------------------------------------------------------------------------

The Small Company Fund normally invests at least 80% of its net assets in small-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. For this purpose, small companies are considered to be companies which have, at the time of purchase, market capitalizations of less than $3 billion. The Fund invests primarily in common stocks of small companies that Sentinel believes have superior business models, attractive growth potential and are attractively valued. Income is not a factor in selecting stocks. The weighted median market capitalization of the Fund's holdings as of October 31, 2005, was $____ billion. Market capitalization is the total value of all the outstanding shares of common stock of a company. Up to 25% of the Fund's assets may be invested in securities within a single industry.

The Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually.

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

Sidebox:
--------------------------------------------------------------------------------
The Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk.
--------------------------------------------------------------------------------

The Tax-Free Income Fund normally invests at least 80% of its total assets in municipal bonds. This principal investment strategy is a fundamental policy that may only be changed by a majority vote of the outstanding shares of the Fund. The Fund invests mainly in investment-grade municipal bonds. The interest earned from these municipal bonds, in the opinion of the issuer's bond counsel, is excludable from gross income for federal income tax purposes and not includable in taxable income for purposes of the federal alternative minimum tax. These investments may include municipal bonds issued by states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. The Fund seeks to spread its holdings out broadly among municipal bonds of different states and regions, and among different types of issuing authorities.

Normally, the Fund invests in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The Fund also may invest in unrated municipal bonds if Sentinel believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. It may also purchase bonds in the lower rating categories (below Baa3 for Moody's and below BBB- for Standard and Poor's) and comparable unrated securities. However, it will only purchases securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if Sentinel believes the quality of the bonds is higher than indicated by the rating. No more than 5% of the Fund's total assets may be invested in lower-rated municipal bonds.

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

If Sentinel anticipates a rise in interest rates, the Fund may invest temporarily in short-term debt obligations, including taxable investments, to help protect shareholder capital.

Sidebox:
--------------------------------------------------------------------------------
The U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal value.
--------------------------------------------------------------------------------

The U.S. Treasury Money Market Fund normally invests at least 80% of its net assets in U.S. Treasury securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. It invests primarily in short-term direct obligations of the U.S. Treasury. These obligations include U.S. Treasury bills, notes and bonds with remaining maturities of 397 days or less. The Fund may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds that invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities. The Fund may earn less income than funds owning longer-term securities or lower-quality securities that have less liquidity, greater market risk and greater market value fluctuations.

The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.

In many states, the Fund's income dividends may be largely exempt from state and local income taxes, but subject to federal income taxes. For more information on state and local tax exemption, consult a tax advisor.

The Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

A description of the Funds' policies and procedures with respect to disclosure of its portfolio securities is available in the Funds' statement of additional information. Each Fund's month-end top ten holdings are posted at www.sentinelfunds.com under "Performance and Prices" on a one-month lag.

What Are Each Fund's Principal Investment Risks?

We cannot guarantee that any Fund's investment objective will be achieved. You can find additional information about the investment risks of the Funds in the Sentinel Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND
(3863), or by writing to Sentinel Administrative Services Company at P.O. Box 1499, Montpelier, VT 05601-1499.

Principal Equity Securities Risks

Sidebox:
--------------------------------------------------------------------------------
The Balanced, Capital Markets Income, Capital Opportunity, Common Stock, International Equity, Mid Cap Growth and Small Company Funds are principally subject to equity securities risk.
--------------------------------------------------------------------------------

Stock Market and Selection Risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel, INVESCO or Evergreen select will underperform that stock market or other funds with similar investment objectives and investment strategies.

Convertible Securities Risk. The equity portion of the Capital Markets Income Fund will likely focus on convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Until the convertible security is redeemed, converted, or exchanged, the holder of the convertible security is entitled to receive interest normally paid on debt or dividends paid on preferred stock. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks but lower yields than comparable non-convertible securities;
(2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interests rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the investment value of the convertible security.

Investment Style Risk. The Common Stock Fund and the equity portion of the Balanced Fund focus more on "value stocks", although they may also invest in "growth stocks". The Capital Opportunity and Mid Cap Growth Funds focus on "growth stocks." Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks may not increase in price or pay dividends, as anticipated by the Funds' managers, or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Stocks of Smaller Companies Risk. The stocks of small- and mid-capitalization companies in which the Small Company Fund and, to a lesser extent, the Mid Cap Growth Fund invest typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Principal Foreign Securities Risks

Sidebox:
--------------------------------------------------------------------------------
The International Equity Fund and, to a lesser extent, the Capital Markets Income Fund are principally subject to foreign securities risks. The Balanced, Capital Opportunity, Common Stock, High Yield Bond, Mid Cap Growth and Small Company Funds are also subject to foreign securities risks, although only where they are trading in the U.S. (or, in the case of the High Yield Bond Fund, on the Eurodollar market), and only where trading is denominated in U.S. dollars.
--------------------------------------------------------------------------------

General Foreign Securities Risk. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Emerging Markets Risk. The risks of foreign investments are usually much greater for the emerging markets in which the International Equity Fund may invest. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price-to- earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Capital Markets Income and International Equity Funds generally hold their foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Funds' ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.

Principal Fixed-Income Securities Risks

Sidebox:
--------------------------------------------------------------------------------
The Balanced, Capital Markets Income, Government Securities, High Yield Bond, New York Tax-Free Income, Pennsylvania Tax-Free, Short Maturity Government, Tax-Free Income and U.S. Treasury Money Market Funds are principally subject to fixed-income securities risks.
--------------------------------------------------------------------------------

General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. While considered investment-grade, bonds in the fourth highest rating category of Moody's and Standard & Poor's may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, Sentinel or Evergreen will determine whether selling it is in the shareholders' best interest. To arrive at this decision, Sentinel or Evergreen will consider, among other things, the market price, credit risk, and general market conditions.

Covered Dollar Rolls Risk. The use of dollar rolls by the Balanced, Government Securities and Short Maturity Government Funds tends to increase the portfolio turnover of these Funds.

Loan Risk. The Capital Markets Income and High Yield Bond Funds may not be readily able to resell some of the corporate loans in which it invests and it may be subject to restrictions on resale. The value of a corporate loan will depend mainly on the borrower's ability to repay its debts. There can be no assurance that Sentinel will recognize factors that might ultimately impair the value of a corporate loan in time to protect the Fund from loss.

Sidebox:
--------------------------------------------------------------------------------
Lower-quality bonds are subject to higher risk than highly rated bonds.
--------------------------------------------------------------------------------

Lower-Quality Bonds Risk. The lower-quality bonds in which the Balanced, Capital Markets Income, High Yield Bond, New York Tax-Free Income and Tax-Free Income Funds may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel's or Evergreen's credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund's investment income would go down.

Mortgage-Backed Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA and FHLMC, to repay principal and to make interest payments on the mortgage-backed government securities in which the Balanced, Government Securities and Short Maturity Government Funds invest. In addition, certain of these securities are not backed by the full faith and credit of the U.S. government.

Restricted and Illiquid Securities Risk. Restricted bonds, often called Rule 144A bonds, are bonds for which trading is limited to qualified institutional buyers. Sentinel or Evergreen may determine that the Rule 144A bonds in which the Balanced, Capital Markets Income, and High Yield Bond Funds invest are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A bonds will not be subject to any limitation or prohibition on the purchase of illiquid securities. These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable. The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may cause the net asset value of a Fund to go down.

Zero-Coupon and Similar Bonds Risk. Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values are referred to as zero-coupon securities. These securities pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Balanced, Capital Markets Income and High Yield Bond Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Principal Tax-Exempt Securities Risks

Sidebox:
--------------------------------------------------------------------------------
The New York Tax-Free Income, Pennsylvania Tax-Free and Tax-Free Income Funds are principally subject to tax-exempt securities risks.
--------------------------------------------------------------------------------

Taxability Risk. Each of the New York Tax-Free Income, Pennsylvania Tax-Free and Tax-Free Income Funds intends to minimize the payment of taxable income to shareholders by investing in municipal bonds in reliance on an opinion of bond counsel that the interest paid will be excludable from gross income for federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to a Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that an affected Fund pay taxes on such interest and, if the Fund agrees to do so, its yield could be adversely affected. If any municipal bond held by one of these Funds is deemed to pay interest subject to federal income tax, the affected Fund will attempt to dispose of the security as soon as practicable.

Alternative Minimum Tax Risk. Interest income on certain "private activity" bonds is a preference item for shareholders subject to the federal alternative minimum tax. Municipal bonds whose interest is a preference item for federal alternative minimum tax purposes are expected to comprise less than 20% of each of the New York Tax-Free Income, Pennsylvania Tax-Free and Tax-Free Income Funds' total assets.

State-specific Risk. Each of the New York Tax-Free Income and Pennsylvania Tax-Free are more susceptible to factors adversely affecting New York or Pennsylvania governmental entities, respectively, and the municipal bond market of that area than a municipal bond fund that is diversified nationally. Each of these Funds' net asset value is particularly sensitive to changes in the economic condition and governmental policies of the state in which it invests. For example, if the economic condition of a single significant industry within New York or Pennsylvania deteriorates, specific governmental issuers within the state or the anticipated revenues to the state or issuers within the state may be weakened, and the net asset value of the Funds' shares may fall as a result. Adverse changes in employment rates, federal revenue sharing or laws on tax-exempt financing may also cause the value of the Funds' shares to fall.

The New York economy continues to expand. Recent above-trend growth rates have helped to buttress the New York State economy, putting the State well on its way to a full recovery from the impact of the September 11, 2001 attack. In every year, many uncertainties exist in the forecast of the national and State economies. Chief among the specific risks to the State economy is a weaker performance within the financial sector than is currently projected. Rising interest rates tend to have more impact on the State economy than on the nation as a whole. Higher energy prices and global instability could have a negative impact on equity markets, causing securities industry profits to be significantly lower than projected. A weaker financial market performance than expected could result in lower bonus payment growth than projected. In contrast, a stronger national economy than anticipated could result in greater equity market growth and, in turn, stronger finance sector income growth than currently expected.

Pennsylvania has historically been identified as a heavy industry state. That reputation has changed over the last thirty years and the Commonwealth's business environment readjusted to reflect a more diversified economic base. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Although Commonwealth revenues exceeded the budget estimate for fiscal year 2004 by 2.9%, and revenues for fiscal year 2005 are ahead of budget, the Pennsylvania Budget Secretary noted in his mid-fiscal year 2005 budget briefing that Pennsylvania is among many states grappling with rising costs and slower growth in revenues. He noted that the 2003-04 and 2004-05 General Fund budgets would have been in deficit if the Commonwealth had not received emergency federal "fiscal-relief" funding in both of those years.

Sentinel does not believe that the current economic conditions in New York State, New York City or Pennsylvania will have a significant adverse effect on the Funds' ability to invest in high-quality New York or Pennsylvania municipal bonds. Because these Funds focus on investment-grade bonds, the Funds expect to be less subject to market and credit risks than a fund that invests mainly in lower-quality New York or Pennsylvania municipal bonds.

Taxability of Temporary Defensive Investments Risk. Temporary investments in short-term debt obligations, including taxable investments, to help protect shareholder capital may include notes of municipal issuers, U.S. government securities, and money-market instruments. The interest on municipal bonds issued by states other than your state of residence is exempt only from federal personal income tax. Interest on certain types of U.S. government securities is exempt only from state personal income tax. Interest on money-market instruments is generally fully subject to both federal and any applicable state personal income taxes.

Other Principal Investment Risks

Derivatives Risk. Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

Not Guaranteed Risk. None of the Funds, including the Government Securities, Short Maturity Government and U.S. Treasury Money Market Funds, is guaranteed or insured by the U.S. government. Except for the U.S. Treasury Money Market Fund, the value of the Fund's shares is expected to fluctuate.

Portfolio Turnover Risk. In the fiscal year ended November 30, 2004, the Funds shown below had the following rates of portfolio turnover:

Capital Markets Income Fund          136%
Capital Opportunity Fund              19%
Government Securities Fund           473%
High Yield Bond Fund                  78%
Mid Cap Growth Fund                   98%
Short Maturity Government Fund       136%

In addition, the Balanced Fund had portfolio turnover of 61% for the equity portion, and 483% for the bond portion. These Funds are actively managed, and their portfolios are constantly monitored and adjusted to try to increase income, protect the income stream or improve the quality of the holdings. This investment policy results in higher portfolio turnover. For the Capital Markets Income, Government Securities, High Yield Bond and Short Maturity Government Funds and the fixed-income portion of the Balanced Fund, this need not adversely affect performance because these Funds generally do not pay commissions. They deal directly with dealers acting as principals when buying or selling. The trading price may include a profit to the dealer, but the Funds will only make these trades when Sentinel or Evergreen believes it will help the Funds to achieve their investment objectives. For the Capital Opportunity Fund, Mid Cap Growth Fund and the equity portion of the Balanced Fund, higher portfolio turnover may cause the Funds to recognize capital gains or capital losses for tax purposes earlier than they otherwise would. High turnover would cause the Fund to incur higher trading costs, including more brokerage commissions, and may reduce returns. It may also cause the Fund to recognize capital gains and capital losses for tax purposes earlier than it would if its turnover rate was lower. The Capital Opportunity Fund's portfolio turnover shown is based on the portfolio turnover of its predecessor Growth Index Fund. Because the Capital Opportunity is an actively managed, rather than an indexed fund, it is expected that its portfolio turnover will be significantly higher in the future.

Repurchase Agreements risk. If the repurchase agreement counterparty defaults on its repurchase obligation, the Fund would have the bonds and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the bonds turns out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell bonds that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

Securities Lending Risk. Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments are not treated as a dividend and, therefore, affect the amount of a Fund's income eligible for the dividends-received deduction. Also, substitute payments are not eligible as qualified dividend income, nor for the state and local tax exemption from interest income derived from the earnings from U.S. Treasury securities.

Sidebox:
--------------------------------------------------------------------------------
Periodically the Funds may be less than fully invested.
--------------------------------------------------------------------------------

Temporary Defensive Positions. If a Fund, other than the Government Securities Fund, Short Maturity Government Fund or U.S. Treasury Money Marked Fund, takes a temporary defensive position, it may invest all or a large portion of its assets in U. S. government securities, high-quality, money-market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position, it may not achieve its investment objective(s).

The Funds are appropriate for investors who are comfortable with the risks described here. The U.S. Treasury Money Market Fund is appropriate for investors who need cash immediately. Except for the U.S. Treasury Money Market Fund, the Funds are appropriate for long-term investors who are not concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

How Has Each Fund Performed?

The following bar charts and tables provide indications of the risks of investing in each Fund by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for 1, 5 and 10 years (or since inception) compare with those of a broad measure of market performance. The bar charts show changes in each Fund's performance for Class A shares for each calendar year over a ten year period, or for a shorter period for those Funds that have been in existence for less than ten years.

The performance of the Capital Opportunity Fund prior to September 26, 2005 is based on the performance of its predecessor Growth Index Fund, which sought to match before expenses the performance of the S&P 500/BARRA Growth Index.

Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

Sentinel Balanced
Inception: 1938
Total Return (%)

25.2  12.1  20.6  11.9  0.5  8.6  -2.9  -9.7  22.1  7.7
  95    96    97    98   99   00    01    02    03   04

During the period(s) shown in the above bar chart, the highest return for a quarter for the Balanced Fund was 9.90% (quarter ended December, 1998) and the lowest return for a quarter was -9.44% (quarter ended September, 2002).

Sentinel Capital Markets Income
Inception: 2003
Total Return (%)

7.9
 04

During the period(s) shown in the above bar chart, the highest return for a quarter for the Capital Markets Income Fund was 9.12% (quarter ended June, 2003) and the lowest return for a quarter was -1.14% (quarter ended June, 2004).

Sentinel Capital Opportunity
Inception: 1999
Total Return (%)


-22.6  -13.5  -24.1  24.1  5.1
   00     01     02    03   04

During the period(s) shown in the above bar chart, the highest return for a quarter for the Capital Opportunity Fund was 19.53% (quarter ended December,
1999) and the lowest return for a quarter was -17.57% (quarter ended March,
2001).

Sentinel Common Stock
Inception: 1934
Total Return (%)


34.4  20.8  27.9  14.0   3.1   10.5  -10.0  -17.0  29.4  9.5
  95    96    97    98    99     00     01     02    03   04

During the period(s) shown in the above bar chart, the highest return for a quarter for the Common Stock Fund was 16.53% (quarter ended December, 1998) and the lowest return for a quarter was -16.21% (quarter ended September, 2002).

Sentinel Government Securities
Inception: 1986
Total Return (%)

19.0  0.8  9.3   9.1  -3.5  12.6   6.9  10.6  2.9  4.7
  95   96   97    98    99    00    01    02   03   04

During the period(s) shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was 5.72% (quarter ended June, 1995) and the lowest return for a quarter was -1.96% (quarter ended March, 1999).

Sentinel High Yield Bond
Inception: 1997
Total Return (%)

1.1  4.9  -7.5  6.8  7.3  20.4  7.9
 98   99    00   01   02    03   04

During the period(s) shown in the above bar chart, the highest return for a quarter for the High Yield Bond Fund was 6.98% (quarter ended December, 2001) and the lowest return for a quarter was -6.59% (quarter ended September, 1998).

Sentinel International Equity
Inception: 1993
Total Return (%)

13.9  11.9  14.2  10.3  27.3   -9.3  -16.2  -11.8  32.1  20.3
  95    96    97    98    99     00     01     02    03    04

During the period(s) shown in the above bar chart, the highest return for a quarter for the International Equity Fund was 16.95% (quarter ended December,
1999) and the lowest return for a quarter was -20.80% (quarter ended September,
2002).

Sentinel Mid Cap Growth
Inception: 1969
Total Return (%)

26.0  18.2  32.1  15.7  38.3  0.1  -24.7  -24.7  41.8  12.0
  95    96    97    98    99   00     01     02    03    04

During the period(s) shown in the above bar chart, the highest return for a quarter for the Mid Cap Growth Fund was 31.19% (quarter ended December, 2001) and the lowest return for a quarter was -33.54% (quarter ended September, 2001).

Sentinel New York Tax-Free
Inception: 1995
Total Return (%)

3.0  10.4  6.8  -4.7  14.3  4.1  10.0  4.8  2.4
 96    97   98    99    00   01    02   03   04

During the period(s) shown in the above bar chart, the highest return for a quarter for the New York Tax-Free Income Fund was 5.67% (quarter ended December,
2000) and the lowest return for a quarter was -2.56% (quarter ended June, 2004).

Sentinel Pennsylvania Tax-Free
Inception: 1986
Total Return (%)

14.1  3.2  7.8  5.0  -4.2  12.0  3.1  9.6  3.8  1.5
  95   96   97   98    99    00   01   02   03   04

During the period(s) shown in the above bar chart, the highest return for a quarter for the Pennsylvania Tax-Free Trust was 5.12% (quarter ended December,
2000) and the lowest return for a quarter was -2.75% (quarter ended June, 2004).

Sentinel Short Maturity Government
Inception: 1995
Total Return (%)

4.6  6.8  6.3  3.0  7.7  6.5  6.7  1.5  2.3
 96   97   98   99   00   01   02   03   04

During the period(s) shown in the above bar chart, the highest return for a quarter for the Short Maturity Government Fund was 3.14% (quarter ended September, 2001) and the lowest return for a quarter was -0.36% (quarter ended June, 2004)

Sentinel Small Company
Inception: 1993
Total Return (%)

12.5  21.3  21.2  7.2  15.1  39.1  4.8  -14.1  38.1  16.0
  95    96    97   98    99    00   01     02    03    04

During the period(s) shown in the above bar chart, the highest return for a quarter for the Small Company Fund was 20.85% (quarter ended December, 2001) and the lowest return for a quarter was -15.71% (quarter ended September, 2002).

Sentinel Tax-Free Income
Inception: 1990
Total Return (%)

15.3  2.6  9.3   5.8  -3.8  11.6  3.7  9.4  3.0  1.6
  95   96   97    98    99    00   01   02   03   04

During the period(s) shown in the above bar chart, the highest return for a quarter for the Tax-Free Income Fund was 6.21% (quarter ended March, 1995) and the lowest return for a quarter was -2.73% (quarter ended June, 2004).

Sentinel U.S. Treasury
Money Market
Inception: 1993
Total Return (%)

5.0  4.5  4.6  4.5  4.1  5.2  3.3  1.1  0.3  0.5
 95   96   97   98   99   00   01   02   03   04

During the period(s) shown in the above bar chart, the highest return for a quarter for the U.S. Treasury Money Market Fund was 1.40% (quarter ended December, 2000) and the lowest return for a quarter was 0.03% (quarter ended September, 2003).

Average Annual Total Return

The tables below compare for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of each Fund, the average annual return after taxes on distributions for the Class A shares of each Fund and the average annual total return after taxes on distributions and redemption for Class A shares of each Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B, Class C and Class D shares. How each Fund performed in the past before and after taxes is not necessarily an indication of how that Fund will perform in the future.

After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2004 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2004.

Index returns reflect no deduction for fees, expenses or taxes.

No information is provided for the Class S Shares of the Short Maturity Government Fund, because it began operations March 4, 2005.

For the periods ended
December 31, 2004                          Past One Year   Past 5 Years   Past 10 Years/Since Inception
-------------------------------------------------------------------------------------------------------
Balanced Fund
Return Before Taxes: Class A                        2.33           3.53                            8.51
Return After Taxes on Distributions:
Class A                                             0.79           1.74                            6.35
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                             2.34           2.15                            6.30
Lehman Aggregate Bond Index                         4.34           7.71                            7.72
S&P 500 Index                                      10.87          -2.30                           12.07
Return Before Taxes: Class B                        2.78           3.46                         6.60/1/
Lehman Aggregate Bond Index                         4.34           7.71                         7.00/1/
S&P 500 Index                                      10.87          -2.30                         9.18/1/
Return Before Taxes: Class C                        5.71           3.56                         3.00/2/
Lehman Aggregate Bond Index                         4.34           7.71                         6.60/2/
S&P 500 Index                                      10.87          -2.30                         2.68/2/
Return Before Taxes: Class D                        1.31           2.85                         2.46/3/
Lehman Aggregate Bond Index                         4.34           7.71                         6.19/3/
S&P 500 Index                                      10.87          -2.30                         1.27/3/
-------------------------------------------------------------------------------------------------------
Capital Markets Income Fund
Return Before Taxes: Class A                        2.46                                       11.73/4/
Return After Taxes on Distributions:
Class A                                             0.58                                       10.01/4/
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                             1.82                                        9.10/4/

For the periods ended
December 31, 2004                          Past One Year   Past 5 Years   Past 10 Years/Since Inception
-------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index                         4.34                                        3.57/4/
Lehman High Yield Bond Index                       11.13                                       18.94/4/
Return Before Taxes: Class B                        2.95                                       12.12/4/
Lehman Aggregate Bond Index                         4.34                                        3.57/4/
Lehman High Yield Bond Index                       11.13                                       18.94/4/
Return Before Taxes: Class C                        6.08                                       14.30/4/
Lehman Aggregate Bond Index                         4.34                                        3.57/4/
Lehman High Yield Index                            11.13                                       18.94/4/
-------------------------------------------------------------------------------------------------------
Capital Opportunity Fund/5/
Return Before Taxes: Class A                        0.88          -8.59                        -5.76/6/
Return After Taxes on Distributions:
Class A                                             0.68          -8.68                        -5.85/6/
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                             0.82          -7.11                        -4.82/6/
S&P 500 Index                                      10.87          -2.30                           -0.45
Return Before Taxes: Class B                        0.18          -9.03                        -6.02/6/
S&P 500 Index                                      10.87          -2.30                           -0.45
Return Before Taxes: Class C                        2.66                                      -10.61/7/
S&P 500 Index                                      10.87                                          -2.73
-------------------------------------------------------------------------------------------------------
Common Stock Fund
Return Before Taxes: Class A                        3.99           2.11                           10.49
Return After Taxes on Distributions:
Class A                                             2.29           0.32                            8.05
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                             4.30           1.23                            8.18
S&P 500 Index                                      10.87          -2.30                           12.07
Return Before Taxes: Class B                        4.48           1.96                         7.54/1/
S&P 500 Index                                      10.87          -2.30                         9.18/1/
Return Before Taxes: Class C                        7.41           2.13                         2.16/2/
S&P 500 Index                                      10.87          -2.30                         2.68/2/
-------------------------------------------------------------------------------------------------------
Government Securities Fund/8/
Return Before Taxes: Class A                        2.62           7.05                            6.85
Return After Taxes on Distributions:
Class A                                             1.09           4.99                            4.52
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                             1.68           4.76                            4.40
Lehman Government Bond Index                        3.48           7.48                            7.46
-------------------------------------------------------------------------------------------------------
High Yield Bond Fund
Return Before Taxes: Class A                        3.50           5.72                         5.79/8/
Return After Taxes on Distributions:
Class A                                             1.06           2.43                         2.41/8/
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                             2.20           2.75                         2.74/8/
Lehman High Yield Index                            11.13           6.97                         5.50/8/
Return Before Taxes: Class B                        2.90           5.70                         6.05/8/
Lehman High Yield Index                            11.13           6.97                         6.06/8/
Return Before Taxes: Class C                        5.79           5.49                         3.91/8/
Lehman High Yield Index                            11.13           6.97                         5.27/8/
-------------------------------------------------------------------------------------------------------
International Equity Fund
Return Before Taxes: Class A                       14.22           0.23                            7.55
Return After Taxes on Distributions:
Class A                                            14.06          -0.88                            6.42

For the periods ended
December 31, 2004                          Past One Year   Past 5 Years   Past 10 Years/Since Inception
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                             9.45          -0.30                            6.09
Morgan Stanley International "EAFE"
 (Europe, Australia, Far
 East) Index                                       20.25          -1.14                            5.62
Return Before Taxes: Class B                       14.96          -0.21                         6.62/1/
Morgan Stanley International "EAFE"
 (Europe, Australia, Far
 East) Index                                       20.25          -1.14                         4.82/1/
Return Before Taxes: Class C                       17.80          -0.12                         2.46/2/
Morgan Stanley International "EAFE"
 (Europe, Australia, Far
 East) Index                                       20.25          -1.14                         3.48/2/
-------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund
Return Before Taxes: Class A                        6.43          -3.06                           10.42
Return After Taxes on Distributions:
Class A                                             6.43          -3.89                            7.49
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                             4.18          -3.03                            7.40
S&P 500 Index                                      10.87          -2.30                           12.07
Return Before Taxes: Class B                        6.91          -3.40                         5.35/9/
S&P 500 Index                                      10.87          -2.30                         5.28/9/
Return Before Taxes: Class C                        9.54                                       -6.65/7/
S&P 500 Index                                      10.87                                       -2.73/7/
-------------------------------------------------------------------------------------------------------
New York Tax-Free Income Fund
Return Before Taxes: Class A                       -1.74           6.17                        5.52/10/
Return After Taxes on Distributions:
Class A                                            -1.74           6.17                        5.48/10/
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                             0.07           5.94                        5.40/10/
Lehman Municipal Bond Index                         4.48           7.20                        5.53/10/
-------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Trust
Return Before Taxes: Class A                       -2.62           5.05                            5.12
Return After Taxes on Distributions:
Class A                                             2.69           5.03                            5.00
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                            -0.58           4.90                            4.98
Lehman Municipal Bond Index                         4.48           7.20                            7.06
-------------------------------------------------------------------------------------------------------
Short Maturity Government Fund
Return Before Taxes: Class A                        1.24           4.69                        5.25/11/
Return After Taxes on Distributions:
Class A                                            -0.30           2.57                        3.03/11/
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                             0.80           2.76                        3.09/11/
Lehman 1-3 Yr. Gov't Bond Index                     1.07           5.11                        5.57/11/
-------------------------------------------------------------------------------------------------------
Small Company Fund
Return Before Taxes: Class A                       10.21          13.74                           14.54
Return After Taxes on Distributions:
Class A                                             8.72          11.52                           11.82
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                             7.54          10.72                           11.30
Russell 2000 Index                                 10.87           6.61                           11.54
Return Before Taxes: Class B                       11.07          13.59                        13.89/1/
Russell 2000 Index                                 18.33           6.61                         9.47/1/
Return Before Taxes: Class C                       14.05                                      11.30/12/
Russell 2000 Index                                 18.33                                      10.26/12/

For the periods ended
December 31, 2004                          Past One Year   Past 5 Years   Past 10 Years/Since Inception
-------------------------------------------------------------------------------------------------------
Tax-Free Income Fund
Return Before Taxes: Class A                       -2.43           4.93                            5.28
Return After Taxes on Distributions:
Class A                                             2.70           4.86                            5.14
Return After Taxes on Distributions and
 Sale of Fund Shares:
Class A                                            -0.15           4.84                            5.15
Lehman Municipal Bond Index                         4.48           7.20                            7.06
-------------------------------------------------------------------------------------------------------
Sentinel U.S. Treasury Money Market Fund
Return Before Taxes: Class A                        0.46           2.05                            3.28
Lipper US Treasury Money
Market Funds                                        0.59           2.16                            3.49
Return Before Taxes: Class B                        0.21           1.83                         3.30/1/
Lipper US Treasury Money
Market Funds                                        0.59           2.16                         3.22/1/
-------------------------------------------------------------------------------------------------------

/1/  From inception on April 1, 1996.
/2/  From inception on May 4, 1998.
/3/  From inception on January 4, 1999.
/4/  From inception on March 10, 2003.
/5/ Performance for the Fund prior to September 26, 2005 is based on the performance of the predecessor Growth Index Fund, which sought to match before expenses the performance of the S&P 500/BARRA Growth Index, restated for Class A and Class B shares to reflect the increase in the maximum sales charge on from 2.50% to 4%. Performance does not reflect the increase in the maximum Rule 12b-1 fee on Class A shares from 0.20% to 0.30% and Class B shares from 0.75% to 1.00%. If it did, returns would be lower.
/6/  From inception on September 13, 1999.
/7/  From inception on March 30, 2000.
/8/ Performance prior to April 11, 2005 has been restated to reflect the reduction in the Fund's maximum sales charge from 4% to 2%.
/9/  From inception on January 12, 1998.
/10/ From inception on March 27, 1995.
/11/ From inception on March 24, 1995.
/12/ From inception on July 9, 2001.

What Are Each Fund's Fees And Expenses?

These tables describe the fees and expenses that you pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment):

Class A Shares:

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
  Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield
  Bond, International Equity, Mid Cap Growth, New York Tax-Free Income,
  Pennsylvania Tax-Free, Small Company and Tax-Free Income Funds                       4.00%
  Government Securities Fund                                                           2.00%
  Short Maturity Government Fund                                                       1.00%
  U.S. Treasury  Money Market Fund                                                      None
Maximum Deferred Sales Charge (Load)                                                    None/1/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             None
Redemption Fees                                                                         None/1/
Exchange Fees                                                                           None/2/

/1/ If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more. In addition, the Funds will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund (see "Excessive Trading Policy", page __).
/2/ If you exchange Class A shares of the U.S. Treasury Money Market Fund for Class A shares of another Fund, and you did not acquire the U.S. Treasury Money Market Fund shares in an exchange from another Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.

Class B Shares

Maximum Sales Charge (Load) Imposed on Purchases              None
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price
 or net asset value of shares being redeemed)                 4.00%/3/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None

Other Redemption Fees                                         None/4/
Exchange Fees                                                 None

/3/ The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.
/4/ If you redeem by wire transfer, we assess a wire charge of $20.00.The Funds will impose an excessive trading fee of 2% of the amount redeemed if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund other than the U.S. Treasury Money Market Fund within a twelve-month period) or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund (see "Excessive Trading Policy", page ___).

Class C Shares

Maximum Sales Charge (Load) Imposed on Purchases              None
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price
 or net asset value of shares being redeemed)                 1.00%/5/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None
Other Redemption Fees                                         None/6/
Exchange Fees                                                 None

/5/  If shares are redeemed on or before one year after purchase.
/6/ If you redeem by wire transfer, we assess a wire charge of $20.00.The Funds will impose an excessive trading fee of 2% of the amount redeemed if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund other than the U.S. Treasury Money Market Fund within a twelve-month period) or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund (see "Excessive Trading Policy", page ___).

Class D Shares

Maximum Sales Charge (Load) Imposed on Purchases              None
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price
 or net asset value of shares being redeemed)                 6.00%/6/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None
Other Redemption Fees                                         None/7/
Exchange Fees                                                 None

/6/ The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.
/7/ If you redeem by wire transfer, we assess a wire charge of $20.00.The Funds will impose an excessive trading fee of 2% of the amount redeemed if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund other than the U.S. Treasury Money Market Fund within a twelve-month period) or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund (see "Excessive Trading Policy", page ___).

Class S Shares

Maximum Sales Charge (Load) Imposed on Purchases              None
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price
 or net asset value of shares being redeemed)                 None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None
Other Redemption Fees                                         None/8/
Exchange Fees                                                 None

/8/ If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, the Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more. in and out transactions in a Fund other than the U.S. Treasury Money Market Fund within a twelve-month period), or if an investor's trading, in the judgment of the Fund, has been or may be disruptive to the Fund (see "Excessive Trading Policy", page ___).

Annual Fund Operating Expenses (as a percentage of average net assets)

                                                                 Other Expenses
                           ----------------------------------------------------------------------------------------------
                                                     Accounting and                            Contractual      Total
                           Management    12b-1       Administrative             Total Other    Waivers &        Annual
Fund/Class                 Fee           Fee         Costs             Other     Expenses      Reimbursements   Expenses
-----------------------    ----------    --------    --------------    -----    -----------    --------------   ---------
Balanced/1/
  Class A                       0.53%       0.30%              0.03     0.26          0.29%                 -      1.12%
  Class B                       0.53%       1.00%              0.03     0.38          0.41%                 -      1.94%
  Class C                       0.53%       1.00%              0.03     0.48          0.51%                 -      2.04%
  Class D                       0.53%    0.41%/2/              0.03     0.49          0.52%                 -      1.46%
Capital Markets
Income
  Class A                       0.60%    0.24%/2/             0.03%    0.30%          0.33%                 -      1.17%
  Class B                       0.60%    0.90%/2/             0.03%    0.46%          0.49%                 -      1.99%
  Class C                       0.60%    0.78%/2/             0.03%    0.43%          0.46%                 -      1.84%

                                                                 Other Expenses
                           ----------------------------------------------------------------------------------------------
                                                     Accounting and                            Contractual      Total
                           Management    12b-1       Administrative             Total Other    Waivers &        Annual
Fund/Class                 Fee           Fee             Costs         Other     Expenses      Reimbursements   Expenses
-----------------------    ----------    --------    --------------    -----    -----------    --------------   ---------
Capital Opportunity
  Class A                       0.70%       0.30%             0.03%    0.32%          0.35%        (0.05)%/3/   1.30%/3/
  Class B                       0.70%       1.00%             0.03%    0.62%          0.65%        (0.05)%/3/   2.30%/3/
  Class C                       0.70%       1.00%             0.03%    0.69%          0.72%        (0.05)%/3/   2.37%/3/
Common Stock/1/
  Class A                       0.65%       0.30%             0.03%    0.17%          0.20%        (0.05)%/3/   1.10%/3/
  Class B                       0.65%       1.00%             0.03%    0.41%          0.44%        (0.05)%/3/   2.04%/3/
  Class C                       0.65%       1.00%             0.03%    0.48%          0.51%         0.05)%/3/   2.11%/3/
Government
Securities/1/
  Class A                       0.50%       0.20%             0.03%    0.23%          0.26%                 -      0.96%
High Yield Bond/1/
  Class A                       0.70%       0.20%             0.03%    0.20%          0.23%                 -      1.13%
  Class B                       0.70%       1.00%             0.03%    0.32%          0.35%                 -      2.05%
  Class C                       0.70%       1.00%             0.03%    0.37%          0.40%                 -      2.10%
International Equity/1/
  Class A                       0.70%       0.30%             0.03%    0.40%          0.43%                 -      1.43%
  Class B                       0.70%       1.00%             0.03%    0.84%          0.87%                 -      2.57%
  Class C                       0.70%       1.00%             0.03%    0.93%          0.96%                 -      2.66%
Mid Cap Growth/1/
  Class A                       0.70%    0.29%/2/             0.03%    0.31%          0.34%                 -      1.33%
  Class B                       0.70%    1.00%/2/             0.03%    0.57%          0.60%                 -      2.30%
  Class C                       0.70%    0.97%/2/             0.03%    0.86%          0.89%                 -      2.56%
New York Tax-Free
 Income
  Class A                       0.50%       0.20%             0.03%    0.18%          0.21%                 -      0.91%
Pennsylvania Tax-Free
  Class A                       0.55%       0.20%             0.04%    0.45%          0.49%                 -      1.24%
Short Maturity
 Government/1/
  Class A                       0.50%       0.35%             0.03%    0.19%          0.22%                 -      1.07%
  Class S/4/                    0.50%       0.75%             0.03%    0.20%          0.23%                 -      1.48%
Small Company/1/
  Class A                       0.62%       0.30%             0.03%    0.21%          0.24%                 -      1.16%
  Class B                       0.62%       1.00%             0.03%    0.43%          0.46%                 -      2.08%
  Class C                       0.62%       1.00%             0.03%    0.32%          0.35%                 -      1.97%
Tax-Free Income
  Class A                       0.50%       0.20%             0.03%    0.20%          0.23%                 -      0.93%
U.S. Treasury Money
 Market
  Class A                       0.40%           -             0.03%    0.34%          0.37%                 -      0.77%
  Class B                       0.40%           -             0.03%    0.78%          0.81%                 -      1.21%

/1/ Management Fees and Total Annual Fund Operating Expenses based the Funds' 2004 fiscal year have been restated as if the advisory fee schedule effective November 22, 2005 had been in place on November 30, 2004. Each of the Capital Opportunity, Government Securities and Mid Cap Growth Fund's Total Annual Fund Operating Expenses have also been restated as if the reorganization effective September 23, 2005 had occurred at the beginning of the Fund's 2004 fiscal year.
/2/ The Class A, Class B and Class C shares of the Capital Markets Income Fund and Mid Cap Growth Fund are subject to a maximum 12b-1 fee of 0.30%, 1.00% and 1.00%, respectively and the Class D shares of the Balanced Fund are subject to a maximum 12b-1 fee of 0.75%. However, those shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee of less than the maximum for so long as National Life Insurance Company maintains its investment.

/3/ Sentinel has agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses of (a) the Class A shares of the Capital Opportunity Fund will be no more than 1.30% until September 26, 2006 and (b) the Class A shares of the Common Stock Fund will be no more than 1.10% until November 23, 2006. The Class B and Class C shares of these Funds will benefit from this arrangement to the extent Sentinel waives its advisory fee to meet this commitment.
/4/  Based on estimated amounts for the 2005 fiscal year.

Examples:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Note that the amounts shown do not reflect waivers or reimbursements.

Fund/Class                          1 year   3 years   5 years   10 years
--------------------------------    ------   -------   -------   --------
Balanced/1/
  Class A                              510       742       991      1,709
  Class B (if you redeem)              597       909     1,247      1,856
  Class B (if you do not redeem)       197       609     1,047      1,856
  Class C (if you redeem)              307       640     1,098      2,369
  Class C (if you do not redeem)       207       640     1,098      2,369
  Class D (if you redeem)              749       962     1,197      1,746
  Class D (if you do not redeem)       149       462       797      1,746
Capital Markets Income
  Class A                              514       757     1,018      1,764
  Class B (if you redeem)              602       924     1,273      1,910
  Class B (if you do not redeem)       202       624     1,073      1,910
  Class C (if you redeem)              287       579       995      2,159
  Class C (if you do not redeem)       187       579       995      2,159
Capital Opportunity/1/
  Class A                              532       811     1,110      1,959
  Class B (if you redeem)              638     1,033     1,455      2,206
  Class B (if you do not redeem)       238       733     1,255      2,206
  Class C (if you redeem)              345       755     1,291      2,756
  Class C (if you do not redeem)       245       755     1,291      2,756
Common Stock/1/
  Class A                              513       751     1,008      1,742
  Class B (if you redeem)              612       955     1,324      1,958
  Class B (if you do not redeem)       212       655     1,124      1,958
  Class C (if you redeem)              319       676     1,159      2,493
  Class C (if you do not redeem)       219       676     1,159      2,493
Government Securities Fund/1/
  Class A                             296       500       720      1,354
High Yield Bond/1/
  Class A                              511       745       997      1,720
  Class B (if you redeem)              608       943     1,303      1,925
  Class B (if you do not redeem)       208       643     1,103      1,925
  Class C (if you redeem)              313       658     1,129      2,431
  Class C (if you do not redeem)       213       658     1,129      2,431

Fund/Class                          1 year   3 years   5 years   10 years
--------------------------------    ------   -------   -------   --------
International Equity/1/
  Class A                              540       834     1,150      2,045
  Class B (if you redeem)              660     1,099     1,565      2,368
  Class B (if you do not redeem)       260       799     1,365      2,368
  Class C (if you redeem)              369       826     1,410      2,993
  Class C (if you do not redeem)       269       826     1,410      2,993
Mid Cap Growth/1/
  Class A                              530       805     1,100      1,937
  Class B (if you redeem)              633     1,018     1,430      2,168
  Class B (if you do not redeem)       233       718     1,230      2,168
  Class C (if you redeem)              359       796     1,360      2,895
  Class C (if you do not redeem)       259       796     1,360      2,895
New York Tax-Free Income
  Class A                              489       679       884      1,475
Pennsylvania Tax-Free
  Class A                              521       778     1,054      1,840
Short Maturity Government/1/
  Class A                              208       437       684      1,393
  Class S                              151       468         -          -
Small Company/1/
  Class A                              513       754     1,013      1,753
  Class B (if you redeem)              611       952     1,319      1,958
  Class B (if you do not redeem)       211       652     1,119      1,958
  Class C (if you redeem)              300       618     1,062      2,296
  Class C (if you do not redeem)       200       618     1,062      2,296
Tax-Free Income
  Class A                              491       685       894      1,497
U.S. Treasury Money Market
  Class A                               79       246       428        954
  Class B (if you redeem)              523       684       865      1,232
  Class B (if you do not redeem)       123       384       665      1,232

/1/ The Examples are based on each Fund's 2004 fiscal year been restated as if the advisory fee schedule and, where applicable, maximum front-end load effective November 22, 2005 had been in place on November 30, 2004. Each of the Capital Opportunity, Government Securities and Mid Cap Growth Funds' Examples has also been restated as if the reorganization effective September 23, 2005 had occurred at the beginning of that Fund's 2004 fiscal year.

More Information About Share Classes

The Balanced Fund offers Class A, Class B, Class C and Class D shares.

The Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds offer Class A, Class B and Class C shares.

The U. S. Treasury Money Market Fund offers Class A and Class B shares.

The Short Maturity Government Fund offers Class A and Class S shares.

The Government Securities, New York Tax-Free Income, Pennsylvania Tax-Free and Tax-Free Income Funds offer Class A shares.

You can compare the differences among the classes of shares using the table below.

Class  Sales Charge                         12b-1 Fee                    Conversion Feature
------------------------------------------------------------------------------------------------------------
       Maximum initial sales charge:        . 0.20% fixed-income funds;
A      . 1% Short Maturity Government;      . 0.35% Short Maturity       None.

Class  Sales Charge                         12b-1 Fee                    Conversion Feature
------------------------------------------------------------------------------------------------------------
       . 2% Government Securities; and        Government; and
       . 4% all other Funds.                . 0.30% all other Funds.
------------------------------------------------------------------------------------------------------------
                                                                         Class B shares convert to Class A
       CDSC of up to 4% for a maximum of                                 shares automatically after the
B      six years.                           1.00%                        applicable CDSC period.
------------------------------------------------------------------------------------------------------------
       CDSC of 1% if redeemed in the first
C      year.                                1.00%                        None.
------------------------------------------------------------------------------------------------------------
                                                                         Class D shares convert to
                                                                         Class A shares automatically at the
                                                                         end of the tenth year after
D      CDSC of up to 6% for seven years     0.75%                        purchase.
------------------------------------------------------------------------------------------------------------
S      None.                                0.75%                        None.
------------------------------------------------------------------------------------------------------------

This prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC if none of the waivers described in this prospectus apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge. CDSC schedules may change from time to time. Your shares are subject to the CDSC schedule in effect when you purchased them.

When choosing a share class, your considerations should include:

     .    the amount of the investment,
     .    the intended length of the investment,
     .    the type of Fund you want,
     . whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and
     .    whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class B shares have the advantage that you pay no initial sales charge. The disadvantages are that you pay higher ongoing distribution fees for a fixed period of time, and during this time you may pay a CDSC if you redeem. Class B shares ultimately convert to Class A shares, so long-term investors eventually also obtain the benefit of the Class A shares' lower ongoing expenses. Class B shares are appropriate for those for whom the benefit of avoiding an initial sales charge outweighs the higher ongoing expenses and possible CDSCs incurred prior to the conversion to Class A shares.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CDSC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

Class D shares, available for the Balanced Fund only, are similar to the Class B shares, except that you are subject to a higher CDSC, that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year. The benefit to you is that the ongoing distribution fees are lower than for Class B shares. Class D shares may appeal to Balanced Fund investors who want to avoid paying an initial sales charge, are willing to pay ongoing distribution fees higher than those on Class A shares until they convert, but want to benefit from lower ongoing distribution fees than those on Class B or C shares.

Class S shares, available for the Short Maturity Government Fund only, have the advantage that you pay no sales charges. You pay higher ongoing distribution fees for the entire period of your investment, however.

Purchase and Exchange Considerations

There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares or Class C shares accepted is $999,999. The maximum purchase of Class D shares of the Balanced Fund is $250,000.

You should also consider that exchange privileges into other Funds are more limited for classes other than Class A shares. In addition to exchanging into another Fund's Class C shares, Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund. Class D shares may only be exchanged for the Class A shares of the U.S. Treasury Money Market Fund. Class S shares, after remaining in an account for 90 days, may be exchanged into the Class A shares of any other Fund, except the Short Maturity Government Fund. Class D and Class S shares exchanged into Class A shares may be exchanged back into Class D or Class S shares, respectively.

Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, "intermediaries") may charge additional fees in connection with transactions in Fund shares. Sentinel Financial Services Company and/or an affiliate may make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Funds' Statement of Additional Information.

Class A Shares

Sidebox:
--------------------------------------------------------------------------------
Class A shares are generally subject to a front-end sales charge.
--------------------------------------------------------------------------------

For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 4% of the offering price (4.17% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

Sales Charges

Balanced, Capital Markets Income, Capital Opportunity, Common Stock, International Equity, Mid Cap Growth and Small Company Funds:

                      Sales charge as a
                      percentage of:
                      -------------------
                                 net
                      offering   amount     Dealer
Sale Size             price      invested   Reallowance
--------------------  --------   --------   -----------
$0 to $249,999        4.00%      4.17%      3.75%
$250,000 to $499,999  2.50%      2.56%      2.25%
$500,000 to $999,999  2.00%      2.04%      1.75%
$1,000,000 or more    -0-        -0-        -0-
-------------------------------------------------------

High Yield Bond, New York Tax-Free Income, Pennsylvania Tax-Free and Tax-Free Income Funds:

                      Sales charge as a
                      percentage of:
                      -------------------
                                 net
                      offering   amount     Dealer
Sale Size             price      invested   Reallowance
--------------------  --------   --------   -----------
$0 to $99,999         4.00%      4.17%      4.00%
$100,000 to $249,999  3.50%      3.63%      3.25%
$250,000 to $499,999  2.50%      2.56%      2.25%
$500,000 to $999,999  2.00%      2.04%      1.75%
$1,000,000 or more    -0-        -0-        -0-
-------------------------------------------------------

Government Securities Fund:

                      Sales charge as a
                      percentage of:
                      -------------------
                                 net
                      offering   amount     Dealer
Sale Size             price      invested   Reallowance
--------------------  --------   --------   -----------
$0 to $499,999        2.00%      2.04%      1.75%
$500,000 to $999,999  2.00%      2.04%      1.75%
$1,000,000 or more    -0-        -0-        -0-
-------------------------------------------------------

Initial purchases of less than $1 million must remain in your account for 90 days before they are eligible for an exchange.

For the Short Maturity Government Fund, the sales charge for sales of up to $999,999 is 1.00% of the offering price (1.01% of the net amount invested), with a dealer reallowance of 0.75% of the offering price. For sales of $1,000,000 and over, there is no initial sales charge.

There is no sales charge on purchases of shares of the U.S. Treasury Money Market Fund.

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $14,999,999 (for the Balanced, Common Stock, Mid Cap Growth and Small Company Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first eighteen months after the purchase, a 1.0% CDSC will be imposed. Shares acquired under this provision prior to March 4, 2005 are subject to a 1% CDSC if redeemed within one year, or .5% if redeemed in the second year. For sales in excess of these amounts, Sentinel Financial Services Company will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. Any CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid. Also see "Waiver or Reduction of a CDSC" below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Administrative Services Company, the Funds' transfer agent, Sentinel Financial Services Company or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares (not including no-load initial investments in the U.S. Treasury Money Market Fund) of $100,000. You may qualify for quantity discounts based on the current offering price of the total of all classes of shares purchased at any time in the past, if such purchases were made by you, your spouse or minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. Contact Sentinel Administrative Services Company for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases. In order to receive a reduced sales charge, each time you purchase shares you should inform Sentinel Administrative Services Company, Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account, the Fund, Sentinel Administrative Services Company and/or your financial adviser or other financial intermediary may not be able to maintain this information.

Letter of Intent. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments (other than initial no-load investments in the U.S. Treasury Money Market Fund) that include Class A shares, and if the total of the offering price of all such investments is $100,000 or more over a period of 13 months (30 months in the case of corporate qualified plans). You may use a letter of intent to obtain a reduced CDSC for Class B shares if you plan to make investments (other than initial no load investments in the U.S. Treasury Money Market Fund) that include Class B shares, and if the total of the offering price of all such investments is $250,000 or more over a period of 13 months (30 months in the case of corporate qualified plans). The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

AG&T Advantage Program. Employers establishing either SIMPLE IRA plans under the Small Business Protection Act of 1996 or Section 403(b) plans, for which American Guaranty & Trust Company is the custodian, may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current offering price of amounts previously invested in the Funds.

Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list:

     . current and former Directors/Trustees of the Funds and predecessors to the Funds;
     . current and former employees and Directors of the general partners of Sentinel and their affiliates, and for National Life Insurance Company employee benefit plans;
     .    directors, employees and clients of the Funds' sub-advisors;
     . directors and employees of Beneficial Life Insurance Company, and other strategic partners of Sentinel and/or Sentinel Financial Services Company;
     . registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;
     . members of the immediate families of, or survivors of, all of these individuals;
     . non-profit organizations with which any of these persons are actively involved; and
     .    purchasers who are investing section 403(b) loan principal repayments.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

     . investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts, if the accounts are linked to the master account of the investment advisor;
     . clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value;
     . investments being transferred from individually managed trust accounts at American Guaranty & Trust Company (in this event, Sentinel Financial Services Company may negotiate a compensation arrangement for broker-dealers who facilitate group transfers of assets on a net asset value basis under this provision);
     . qualified pension, profit-sharing or other employee benefit plans that have entered into a record-keeping services agreement offered by Sentinel Administrative Services Company or an affiliate, which offer multiple fund family investment options; and
     . qualified pension, profit-sharing or other employee benefit plans, if the total amount invested in the plan is at least $1,000,000, the sponsor signs a $1,000,000 letter of intent, or the shares are purchased by an employer-sponsored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with Sentinel Financial Services Company to use the Funds in connection with the accounts.

Sentinel Financial Services Company may pay dealers for monthly net sales of the Funds (other than the U.S. Treasury Money Market Fund) sold at net asset value to an employee benefit plan in accordance with the last item on the list above, as follows: 1% of the first $10 million of these purchases, plus 0.50% of the next $10 million of these purchases, plus 0.25% of amounts in excess of $20 million of these purchases. American Guaranty and Trust Company may also invest short-term balances of trust accounts in the Short Maturity Government Fund at net asset value. If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees by if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds' website at www.sentinelfunds.com.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

Distribution Plans. The Class A shares of each Fund, other than the U.S. Treasury Money Market Fund, have adopted plans under Rule 12b-1 that allow the Funds to pay fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of (a) 0.30% of average daily net assets in the case of the Balanced, Capital Markets Income, Capital Opportunity, Common Stock, International Equity, Mid Cap Growth and Small Company Funds, (b) 0.20% of average daily net assets in the case of the Government Securities, High Yield Bond, New York Tax-Free Income, Pennsylvania Tax-Free and Tax-Free Income Funds, or (c) 0.35% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Funds. Those expenses may include distribution and service fees paid by Sentinel Financial Services Company to other broker-dealers up to the maximum annual rate. No service fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

The Capital Markets Income Fund and Mid Cap Growth Fund Class A shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class A shares of the Capital Markets Income Fund and Mid Cap Growth Fund of less than 0.30% for so long as National Life Insurance Company maintains its investment.

Class B Shares

Sidebox:
--------------------------------------------------------------------------------
There is no initial sales charge on Class B shares, but they are subject to a CDSC.
--------------------------------------------------------------------------------

For all purchases of Class B shares, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares (including Class B shares of the U.S. Treasury Money Market Fund) if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed under "Waiver or Reduction of CDSC" below.

Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below.

Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds

                       CDSC Percentage
                       Year Since Purchase Payment Was Made
                       -------------------------------------------
Purchase amount        1st    2nd    3rd     4th      5th      6th
------------------     ---    ---    ---     ---      ---      ---
up to $249,999           4%   4%     3%      2%       2%       1%
$250,000 to
$499,999               3.5%   3%     2%      1%       1%
$500,000 to
$999,999                 3%   2%     1%      1%

In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. Sentinel Financial Services Company receives any CDSC imposed on a redemption of Class B shares.

Because the CDSC may be lower and the conversion to Class A shares may be faster for purchases of over $250,000, you should consider whether you would benefit from the right of accumulation or a letter of intent in connection with the purchase of Class B shares. These privileges operate in the same way as the similar privileges which permit reduced initial sales charges on Class A shares.

Distribution Plan. The Class B shares of the Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of each Fund will pay to Sentinel Financial Services Company a fee of up to a total of 1.00% annually of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers. The Capital Markets Income Fund and Mid Growth Fund Class B shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class B shares of the Capital Markets Income Fund and /or the Core Mid Cap Fund of less than 1.00% for so long as National Life maintains its investment.

The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the dealer concession paid by Sentinel Financial Services Company to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in dealer street name.

Conversion to Class A Shares. The Class B shares automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $249,999, the automatic conversion occurs at the end of the sixth year; for purchases from $250,000 to $499,999, the automatic conversion occurs at the end of the fifth year; and for purchases from $500,000 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.

Payments to Dealers. Sentinel Financial Services Company pays selling broker-dealers, at the time you purchase Class B shares, the percentages of the aggregate purchase amount shown below (including purchases of Class A, Class C and Class D shares under a right of accumulation or letter of intent):

Amount of Purchase           Broker-Dealer
Payment                      Payment
--------------------         -------------
Up to $249,999               4.0%
$250,000 to $499,999         2.5%
$500,000 to $999,999         2.0%

Class B Shares of the U.S. Treasury Money Market Fund. Class B shares of the U.S. Treasury Money Market Fund are not offered for direct purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar-cost averaging programs into Class B shares of other Funds where you invest a minimum of $10,000, each dollar-cost averaging transaction is at least $1,000, and the program is completed within 24 months. They may also be acquired in exchange for the Class B shares of another Fund. The Class B shares of the U.S. Treasury Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the U.S. Treasury Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if the Class B shares of the U.S. Treasury Money Market Fund are ultimately redeemed, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares of the U.S. Treasury Money Market Fund, regardless of how long you hold the Class B shares of the U.S. Treasury Money Market Fund. Also, if you exchange the U.S. Treasury Money Market Fund Class B shares back into Class B shares of another Fund, and then later redeem those shares, your CDSC, if any, will not reflect the time you held the U.S. Treasury Money Market Fund Class B shares. The automatic conversion into Class A shares will occur only after you hold Class B shares of Funds other than the U.S. Treasury Money Market Fund for the six, five or four year period.

Phaseout of Class B Shares. The Funds currently expect to cease offering new Class B shares of all the Funds which currently offer Class B shares on April 1, 2006. However, Class B shares purchased prior to that time are expected to remain outstanding as Class B shares until they would normally convert to Class A shares, as described under "Conversion to Class A Shares", above. This could be as long as six years after the purchase date of the Class B shares.

Class C Shares

Sidebox:
--------------------------------------------------------------------------------
There is no initial sales charge on Class C shares, but they remain subject to higher ongoing fees for the entire investment period.
--------------------------------------------------------------------------------

For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed on page ___. Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Distribution Plan. The Class C shares of the Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial Services Company a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial Services Company keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling dealer. In subsequent years, the entire distribution fee will be paid to the selling dealer.

Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Funds, except that you may also exchange into Class A shares of the U.S. Treasury Money Market Fund. However, if you exchange Class C shares into U.S. Treasury Money Market Fund Class A shares within one year of your purchase of the Class C shares, and then subsequently redeem the U.S. Treasury Money Market Fund shares, you may pay a CDSC. Also, time during which assets are in the Class A shares of the U.S. Treasury Money Market Fund will not count toward the one year period that must elapse before the 1% CDSC is eliminated. If you exchange Class C shares into U.S. Treasury Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Fund.

Payments to Dealers. For all sales of Class C shares, Sentinel Financial Services Company intends to make payments to selling broker-dealers, at the time you purchase Class C shares, of amounts equal to 1% of the aggregate purchase amount.

Class D Shares (Balanced Fund only)

Sidebox:
--------------------------------------------------------------------------------
There is no initial sales charge on Class D shares, but they are subject to a CDSC.
--------------------------------------------------------------------------------

For all purchases of Class D shares of the Balanced Fund, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class D shares (including Class A shares of the U.S. Treasury Money Market Fund, if you exchange Class D shares into the U.S. Treasury Money Market Fund), if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers listed below .

CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below: CDSC schedule - Class D shares

                  CDSC Percentage
                  --------------------------------------------
                  Year Since Purchase Payment Was Made
                  --------------------------------------------
Purchase amount   1st    2nd    3rd   4th    5th    6th    7th
                  ---    ---    ---   ---    ---    ---    ---
Any amount          6%     6%     5%    4%     4%     3%     2%

The above schedule is higher than the schedules of CDSCs for Class B shares, which start at maximums of 4% and extend for a maximum of six years. The CDSC waivers, which are listed below, are the same as those available for Class B shares, except that the annual CDSC-free percentage redemption amount is 8% instead of 10%. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Distribution Plan. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of their shares. The Fund pays a fee to Sentinel Financial Services Company at a maximum annual rate of 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The Class D Distribution Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to dealers. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares. The Balanced Fund Class D shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class D shares of the Balanced Fund of less than 0.75% for so long as National Life maintains its investment.

Conversion to Class A Shares. The Class D shares automatically convert to Class A shares after 10 years.

Exchanges into Class A Shares of the U.S. Treasury Money Market Fund. You may exchange Class D shares of the Balanced Fund into Class A shares of the U.S. Treasury Money Market Fund. However, if you do so within seven years of the purchase of the Class D shares, and subsequently redeem the U.S. Treasury Money Market Fund shares, you may pay a CDSC. You may exchange back into Class D shares of the Balanced Fund at any time. However, the time your investment was in the U.S. Treasury Money Market Fund will not count toward the time for conversion to Class A shares of the Balanced Fund, or for reduction or elimination of the CDSC.

Payments to Dealers. For sales of Class D shares of the Balanced Fund, Sentinel Financial Services Company intends to make payments to selling broker-dealers, at the time you purchase Class D shares, of amounts equal to 6% of the aggregate purchase amount.

Phaseout of Class D Shares of the Balanced Fund. The Funds currently expect to cease offering new Class D shares of the Balanced Fund on April 1, 2006. However, Class D shares of the Balanced Fund purchased prior to that time are expected to remain outstanding as Class D shares for ten years after the purchase date of the Class D shares.

Class S Shares (Short Maturity Government Fund only) No Initial Sales Charge.

Sidebox:
--------------------------------------------------------------------------------
There is no initial sales charge on Class S shares. There is also no CDSC.
--------------------------------------------------------------------------------

For all purchases of Class S shares of the Short Maturity Government Fund, you pay the current net asset value. There is no initial sales charge. There is also no contingent deferred sales charge ("CDSC"). Class S shares of the Short Maturity Government Fund are subject to higher distribution fees than the Class A shares of the Short Maturity Government Fund. Class S shares never convert to Class A shares. As a result, investments in Class S shares remain subject to these higher distribution fees for the entire holding period of the investment.

Distribution Plan. The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders. The Class S shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to 0.75% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Those expenses may include distribution and service fees paid by Sentinel Financial Services Company to other broker-dealers up to the maximum annual rate. For shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other broker-dealers.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

1. Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

2. Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;

3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectancy and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t);

4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code;

5. For Class D shares, the CDSC will be waived on redemption of shares acquired prior to September 13, 1999 in amounts up to 8% annually. The CDSC will be waived on redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to 8% annually. We have also enhanced our systematic withdrawal plan administration to permit Systematic Withdrawal Plans to be either a fixed dollar amount or a percentage of the account's value, rather than only a percentage of the account's value; and

6. For Class B shares, 401(k) plans administered by BISYS, redemptions resulting from the termination of a participant's participation in the plan.

The waivers described above may be useful in a wide variety of situations. These may include, but are not limited to, funding of expenses for persons fulfilling certain religious missionary obligations, educational expenses and the purchase of a new home. Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. The waiver provisions will not apply to Class B shares initially invested in the U.S. Treasury Money Market Fund as part of the program described on page ___.

No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Financial Services Company if Sentinel Financial Services Company has not paid an initial commission to a selling dealer.

Other Matters Relating to Distribution Of Fund Shares

Equity Services, Inc., Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are affiliates of the partners of Sentinel Financial Services Company, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of the Funds' shares.

Sentinel Financial Services Company and/or an affiliate may make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Funds' Statement of Additional Information.

How Can I Buy, Sell, Exchange And Transfer Fund Shares?

Purchasing Shares

You may purchase shares at net asset value, less any applicable initial sales charge, as of the close of business on the day your instructions are received, prior to 4:00 p.m. on a day that the New York Stock Exchange ("NYSE") is open for business.

By Check

To purchase shares by check, make your check payable to the "Sentinel _________ Fund" or "Sentinel Funds" and mail it to:

     Sentinel Administrative Services Company
     P.O. Box 1499
     Montpelier, VT 05601-1499

To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date Sentinel Administrative Services Company receives the check, if the check is received prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order. We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire

You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the New York Stock Exchange and Federal Reserve banks are open for business. To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete the shareholder identification process referred to above. Complete the application and return it promptly to Sentinel Administrative Services Company. Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services Company on any business day are available to the Fund on the next business day.

By Dealer Wire

As a convenience to shareholders, Sentinel Financial Services Company will, acting for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

Online

If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelfunds.com.

By Automatic Investment Plan This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

By Telephone

This feature enables you to purchase Fund shares via electronic funds transfers from your bank account simply by phoning Sentinel Administrative Services Company, or accessing our automated telephone system known as "OnCall 24."

By Government Direct Deposit You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Administrative Services Company.

By Payroll Savings Plan

You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account electronically each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services Company.

Investment Minimums

                                        Retirement Accounts      All Other Accounts        Automatic
                                        --------------------   ----------------------   ------------------
Fund/Class                              Initial   Subsequent    Initial    Subsequent   Investment Plan/1/
-----------------------------------     -------   ----------   ---------   ----------   ------------------
Capital Markets Income                  $ 1,000   $       50   $   5,000   $      100   $              100
Short Maturity Government (Class A)     $ 1,000   $       50   $   1,000   $       50   $               50
Short Maturity Government (Class S)     $ 1,000   $       50   $  50,000   $       50   $               50/2/
All other Funds                         $ 1,000   $       50   $   1,000   $       50   $               50

/1/  These also apply to investments through the Payroll Savings Plan.
/2/ The Automatic Investment Plan may not be used to make an initial investment in the Class S shares of the Short Maturity Government Fund.

Selling Shares

You may redeem shares at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received, prior to 4:00 p.m. on a day that the New York Stock Exchange ("NYSE") is open for business.

By Mail

If you shares are held directly with the Fund, you may sell your shares by providing Sentinel Administrative Services Company with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Administrative Services Company's requirements.

By Dealer Wire

For the convenience of shareholders, Sentinel Financial Services Company, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. Brokers are not prohibited from charging for their service on these redemptions.

By Telephone

If your shares are held directly with the Fund, you may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Administrative Services Company at 1-800-282-FUND(3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system, also limited to a maximum of $250,000.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services Company is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

Online

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds' website at www.sentinelfunds.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services Company is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Checkwriting

If you own Class A shares of the Capital Markets Income, Government Securities, High Yield Bond, New York Tax-Free Income, Pennsylvania Tax-Free, Short Maturity Government, Tax-Free Income or U.S. Treasury Money Market Funds, you may sell shares by writing a check against your account. This checkwriting privilege is free. There is a $500 minimum on checks, except that the minimum is $250 for the U.S. Treasury Money Market Fund. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Redemptions by checkwriting are taxable transactions. Sentinel Administrative Services Company provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

By Systematic Withdrawal

You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

Exchanging Shares

You may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Administrative Services Company or by providing appropriate instructions in writing to Sentinel Administrative Services Company. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Funds into shares of the same class in another Fund at regular intervals. Initial purchases of less than $1 million of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. New purchases must remain in an account for 15 days before they can be exchanged to another Fund (this does not apply to initial purchases into the U.S. Treasury Money Market Fund).

We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Class A Shares

If you initially buy Class A shares in the U.S. Treasury Money Market Fund, you may not exchange into other Funds without being treated as an initial purchaser of the other Fund's shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the U.S. Treasury Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

Class B Shares

Because Class B shares in the Government Securities, New York Tax-Free Income, Pennsylvania Tax-Free, Short Maturity Government and Tax-Free Income Funds are not currently offered, holders of Class B shares may not exchange into these Funds. Similarly, because Class C shares of the Government Securities, New York Tax-Free, Pennsylvania Tax-Free, Short Maturity Government and Tax-Free Income Funds are not currently offered, holders of Class C shares may not exchange into these Funds. Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the U.S. Treasury Money Market Fund, a 1.00% CDSC may apply if the U.S. Treasury Money Market Fund shares are then redeemed). The U.S. Treasury Money Market Fund shares may be exchanged back into Class C shares at any time.

Class D Shares

Holders of Class D shares of the Balanced Fund may not make exchanges into other Funds, except that Class D shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund. The U.S. Treasury Money Market Fund shares may be exchanged back into Class D shares of the Balanced Fund at any time. If these U.S. Treasury Money Market Fund shares are subsequently redeemed, however, we will assess a CDSC in the amount which would have applied to the Class D shares of the Balanced Fund on the date of the exchange into the U.S. Treasury Money Market Fund.

Class S Shares

If you purchase Class S shares of the Short Maturity Government Fund, you will have the ability to exchange at net asset value for the Class A shares of each of the other Funds, except that you may not exchange shares originally purchased as Class S shares of the Short Maturity Government Fund into Class A shares of the Short Maturity Government Fund. However, initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. Exchanges into the Class S shares of the Short Maturity Government Fund are not permitted.

Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services Company representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares

Customer Identification Requirement

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

Foreign Addresses

Because the Funds are not registered for sales outside of the U.S. and its territories, they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S. Territories or a military address. You may hold or redeem shares from, but not purchase share into, an account originally established with a U.S. address even if your address is later changed to a foreign address, but all future dividend and capital gains distributions must be paid in cash.

Redemption Proceeds

Normally, Sentinel Administrative Services Company will mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.

Share Certificates

The Funds are not required to and do not expect to issue share certificates. If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Services Company, P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Administrative Services Company's requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Administrative Services Company at its office at National Life Drive, Montpelier, Vermont.

Small Company Fund Closing

The Small Company Fund closed to new investments on June 1, 2004, with certain exceptions. In addition, shareholders of the other Funds are generally not permitted to exchange shares of other Funds for shares of the Small Company Fund. You may continue to purchase shares of the Small Company Fund if (1) you were a shareholder of the Small Company Fund on June 1, 2004, (2) you make your investment within an omnibus account that was on the Fund's records on June 1, 2004, (3) you are investing through a qualified defined contribution retirement plan (e.g., 401(k) plans, 403(b) plans, or 457 plans). IRA transfers and rollovers from these plans may also be used to open new accounts, (4) you are investing through a registered investment advisor or a wrap fee program at a broker-dealer that had on June 1, 2004 an established clearing platform through which the investments in the Fund are made or (5) you make your investment through a trust account held by American Guaranty & Trust Company.

Telephone or Online Delays

During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement, although we have not experienced such problems in the past. If you experience difficulty contacting us by telephone or online, please write to Sentinel Administrative Services Company at P.O. Box 1499, Montpelier, VT 05601-1499.

Undesignated Investments

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the U.S. Treasury Money Market Fund. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the U.S. Treasury Money Market Fund, at the next net asset value calculated after we accept such direction. All transactions will be subject to any applicable sales load.

Certain Account Fees and Minimum Account Size

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Miscellaneous Fees
AG&T Custodial Accounts
 Annual Custodial Fee per Social Security Number       $15.00
 Closeout Fee per Account                              $15.00
 Transfer of Assets per Transaction                    $25.00
Service Fees
 Express Mail Deliveries                               $15.00
 Federal Funds Wire                                    $20.00
 Bounced check-writing checks                          $25.00
 Bounced check received for deposit                    $25.00
 Excessive Trading Fee                              2% of amount
                                                    exchanged or
                                                      redeemed

Services for Employee Benefit Plans

Sentinel Administrative Services Company offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Services include the ability to support valuation plans with internet and automated telephone services with access to plan and participant level information for the sponsor, plan participants, plan administrators and registered representatives.

Plans which elect to utilize the services will be assessed an annual service fee for each participant account, in the amounts shown below.

                           Fee Per Participating
Average Account Value                    Account
------------------------  ----------------------
$0 - $1,000                        $20.00
$1000 -  $2,999                    $10.00
$3,000 and over                    No Fee

Excessive Trading Policy

Excessive trading, or market timing, by shareholders of a Fund, in particular Funds other than the U.S. Treasury Money Market Fund, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a fund to retain more cash than the fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions in a Fund other than the U.S. Treasury Money Market Fund within a rolling twelve-month period) or (ii) that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed.

Investors may invest in the Funds if they engage in certain types of regular transactions that do not constitute excessive trading and are not adverse to the Funds. Such transactions include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds and pre-authorized withdrawals.

The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected, or that the excessive trading fee will be imposed for all such redemption requests.

How Are The Funds Priced?

Net asset value for each Fund is calculated once each business day that the NYSE is open, at 4:00 p.m. Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:

     . Domestic equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.
     . Equity securities held by the International Equity Fund and traded primarily on foreign markets are valued based on the latest transaction prices on the principal stock exchanges on which they are trading, adjusted to reflect events that occur between the close of those markets and the Fund's determination of net asset value. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Fund's Board of Directors/Trustees, which has delegated this responsibility to the Fund's pricing committee, subject to the Board's review and supervision.

     . Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices.
     . Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service that, under the supervision of the Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust, determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. The valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.
     . Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
     . Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event an average of current bids and offers provided by market makers is used.

Money market securities are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

In addition to events that occur between the close of the foreign markets and the Funds' determination of net asset value, which potentially affect the value of foreign securities, there may occur events that are expected to materially affect the value of a Fund's portfolio securities regardless of whether they are traded on foreign or domestic markets. Upon such events, the Fund's Board may value such securities at their fair value. The Boards have delegated this responsibility to a pricing committee, subject to their review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (e.g., a halt in trading of the securities of an issuer on an exchange during the trading day or a company report or announcement regarding earnings or a merger) or events affecting securities markets generally (e.g., market volatility, including a substantial upward or downward movement of the U.S. markets, economic or political news or a natural disaster).

The Funds' use of fair value pricing is designed to ensure that each Fund's net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C, Class D or Class S shares, reflecting the higher daily expense accruals of Class B, Class C, Class D and Class S shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes

The Funds Distribute their Net Investment Income as Follows:

Fund                                  Dividends
                                           Paid
----------------------------------    ---------
Balanced Fund                         Quarterly
Capital Markets Income Fund             Monthly
Capital Opportunity Fund               Annually
Common Stock Fund                     Quarterly
Government Securities Fund              Monthly
High Yield Bond Fund                    Monthly
International Equity Fund              Annually
Mid Cap Growth Fund                    Annually
New York Tax-Free Income Fund           Monthly
Pennsylvania Tax-Free Income Trust      Monthly
Short Maturity Government Fund          Monthly
Small Company Fund                     Annually
Tax-Free Income Fund                    Monthly

The U.S. Treasury Money Market Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio or expenses exceed the Fund's income.

For each Fund, distributions of any net realized capital gains for a fiscal year are paid in December, following the November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

You will pay tax on dividends (other than "exempt-interest dividends" discussed below) and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another fund. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. Except for the New York Tax-Free Income, Pennsylvania Tax Free and Tax-Free Income Funds, the Funds intend to make distributions that will be taxed either as ordinary income or capital gains. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gain are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent a Fund's distributions are derived from income on debt securities and non-qualifying foreign corporations and/or short-term capital gain, its distributions will not be eligible for this reduced tax rate.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the International Equity Fund and, to a lesser extent, the Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, Mid Cap Growth and Small Company Funds, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Shareholders in the International Equity Fund may be able to claim a credit or deduction with respect to such taxes if certain requirements are met. However, it is unlikely that a credit or deduction will be available to shareholders of the Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, Mid Cap Growth and Small Company Funds with respect to such taxes.

By law, your dividends of ordinary income, capital gains, distributions and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

New York Tax-Free Income, Pennsylvania Tax-Free and Tax-Free Income Funds

These Funds will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. Each of the these Funds intends to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay "exempt-interest dividends" to shareholders. These exempt-interest dividends are generally not subject to federal income tax. However, these Funds may invest portions of their assets in investments which generate income that is not excludable from gross income for federal income tax purposes. Additionally, some of the Funds' investments may subject certain investors to the federal alternative minimum tax. Most of the income from these Fund will be subject to any state income tax to which you are subject. Any long-term capital gains distributed by these Funds will normally be taxable as capital gains. However, gain derived from the sale of municipal bonds purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends you receive.

Distributions from the New York Tax-Free Income Fund that are attributable to interest income received from New York municipal bonds will be exempt from New York State and New York City personal income tax, in addition to federal income taxes, for New York State and City residents. Distributions from the Pennsylvania Tax-Free Fund that are attributable to interest income received from Pennsylvania municipal bonds will be exempt from Pennsylvania personal income tax, in addition to federal income tax, for Pennsylvania residents.

Distributions from the Pennsylvania Tax-Free Fund will be exempt from the Philadelphia School District investment income tax for individual residents of the City of Philadelphia if they are attributable to interest received from Pennsylvania municipal bonds, or if they are capital gain dividends for federal income tax purposes. Shares of the Pennsylvania Tax-Free Fund will be exempt from Pennsylvania county personal property taxes to the extent Pennsylvania Tax-Free Fund holds Pennsylvania municipal bonds and qualifying U.S. government obligations on the annual assessment date.

If the New York Tax-Free Income and Pennsylvania Tax-Free Funds invest in investments other than New York municipal bonds and Pennsylvania municipal bonds, respectively, a portion of their income distributions (or value, in the case of personal property taxes) may be subject to state and local taxes, and possibly federal income tax. The Funds will inform shareholders annually as to the portions of their distributions which are exempt-interest dividends and which are exempt from state and local income taxes.

There is a possibility that events occurring after the date of issuance of a security, or after the New York Tax-Free Income, Pennsylvania Tax-Free or Tax-Free Income Funds' acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

This section summarizes some of the consequences under current federal tax law and relevant state and local tax laws of investments in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Who Manages The Funds?

Sentinel manages the Funds' investments and their business operations under the overall supervision of the Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust. Sentinel has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund.

Sidebox:
--------------------------------------------------------------------------------
INVESCO acts as subadvisor to the International Equity Fund.
--------------------------------------------------------------------------------

Sidebox:
--------------------------------------------------------------------------------
Evergreen acts as subadvisor to the Capital Markets Income Fund.
--------------------------------------------------------------------------------

Sentinel has retained INVESCO as the subadvisor to manage the investments of the International Equity Fund, and Evergreen Investment Management Company as the subadvisor to manage the investments of the Capital Markets Income Fund. Until September 1, 2005, Evergreen also subadvised the High Yield Bond Fund. Until December 31, 2003, Fred Alger Management, Inc. subadvised the Flex Cap Opportunity Fund, the legal predecessor to the Capital Opportunity Fund. However, the performance shown for the Capital Opportunity Fund prior to September 26, 2005 is based on the performance of the Capital Opportunity Fund's accounting predecessor, the Growth Index Fund. Therefore, the historical performance shown for the Capital Opportunity Fund does not reflect the management of Fred Alger Management, Inc.

Sentinel is a partnership of affiliates of National Life Insurance Company and Penn Mutual Life Insurance Company. Its principal business address is National Life Drive, Montpelier, Vermont 05604. INVESCO is located at

1315 Peachtree Street, Atlanta, Georgia 30309. Evergreen is located at 200 Berkeley Street, Boston, Massachusetts 02116.

Sentinel, not the Funds, paid all subadvisory fees. The Funds' investment advisory contracts call for the Funds to pay Sentinel' fees, which were, for the fiscal year ended November 30, 2004:

Balanced Fund                        0.58%
Capital Markets Income Fund          0.60%
Capital Opportunity Fund             0.76%
Common Stock Fund                    0.55%
Government Securities Fund           0.50%
High Yield Bond Fund                 0.73%
International Equity Fund            0.58%
Mid Cap Growth Fund                  0.58%
New York Tax-Free Income Fund        0.50%
Pennsylvania Tax-Free Trust          0.55%
Short Maturity Government Fund       0.50%
Small Company Fund                   0.58%
Tax-Free Income Fund                 0.50%
U.S. Treasury  Money Market Fund     0.40%

Reimbursement policies were in place for the New York Tax-Free Income and Short Maturity Government Funds for all or a portion of the fiscal year ended November 30, 2004; however, these reimbursement policies were discontinued effective March 30, 2004 and March 4, 2005, respectively. The effective advisory fee rates (as a percentage of each Fund's average daily net assets) for these Funds, which benefited from reimbursements paid in the fiscal year ended November 30, 2004, after taking these waivers into account, were as follows:

New York Tax-Free Income Fund        0.46%
Short Maturity Government Fund       0.34%

The following Funds' advisory agreements were amended effective November 22, 2005. If the amended agreements had been in place during the fiscal year ended November 30, 2004, the Funds' would have paid Sentinel the following fees:

Balanced Fund                        0.53%
Capital Opportunity Fund             0.70%
Common Stock Fund                    0.65%
Government Securities Fund           0.50%
High Yield Bond Fund                 0.70%
International Equity Fund            0.70%
Mid Cap Growth Fund                  0.70%
Short Maturity Government Fund       0.50%
Small Company Fund                   0.62%

Portfolio Managers
Sentinel's staff is organized as four teams (three equity and one fixed income)
- a Large-Cap Team, a Mid-Cap Growth Team, a Small-Cap Team and a Fixed-Income Team. The Large-Cap Team is headed by Daniel J. Manion. The Mid-Cap Growth Team is headed by Robert L. Lee. The Small-Cap Team is headed by Charles C. Schwartz. The three equity teams are supported by five additional equity analysts. David
M. Brownlee and Thomas H. Brownell are co-heads of the Fixed Income Team, which includes two other portfolio managers and three fixed-income research professionals. The money market team has two money market traders.

The following individuals are the Funds' portfolio managers:

Balanced Fund

Mr. Brownlee manages the fixed-income portion and Mr. Manion manages the equity portion of the Balanced Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the fixed-income portion of the Fund since 2000. Mr. Brownlee holds the Chartered Financial Analyst designation. Mr. Manion has been associated with

Sentinel since 1993 and is Sentinel's Director of Equity Research. He has managed the equity portion of the Fund since 2004. Mr. Manion holds the Chartered Financial Analyst designation.

Capital Markets Income Fund

Dana Erikson, Sujatha Avutu and Edgardo Sternberg, of Evergreen, manage the Capital Markets Income Fund. Mr. Erikson has been associated with Evergreen since 1996 and is a Managing Director and head of the high-yield team at Evergreen. He has managed the Fund since 2004. Mr. Erikson holds the Chartered Financial Analyst designation. Ms. Avutu has been associated with Evergreen since 1996 and is a Managing Director at Evergreen. She has managed the Fund since its inception. Mr. Sternberg has been associated with Evergreen since 1997 and is a Director at Evergreen. He has managed the Fund since 2004.

Capital Opportunity Fund

Mr. Lee and Mr. Manion co-manage the Capital Opportunity Fund. Mr. Lee has been associated with the Sentinel since 1993. He has managed the Fund since 2003. Mr. Lee holds the Chartered Financial Analyst designation. Mr. Manion has been associated with Sentinel since 1993 and is the Director of Equity Research for Sentinel. Mr. Manion has managed the Fund since 2004. Mr. Manion holds the Chartered Financial Analyst designation.

Common Stock Fund

Mr. Manion manages the Common Stock Fund. Mr. Manion has been associated with Sentinel since 1993 and is the Director of Equity Research for Sentinel. Mr. Manion has managed the Fund since 1994. Mr. Manion holds the Chartered Financial Analyst designation.

Government Securities Fund

Mr. Brownlee manages the Government Securities Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation.

High Yield Bond Fund

Daniel E. Gass manages the High Yield Bond Fund. Mr. Gass has been associated with Sentinel or an affiliate since 1999. Mr. Gass has earned the right to use the Chartered Financial Analyst designation.

International Equity Fund

Erik B. Granade, Michele T. Garran, Ingrid E. Baker, W. Lindsay Davidson and Kent A. Starke co-manage the International Equity Fund. Mr. Granade has been associated with INVESCO since 1996 and is the Chief Investment Officer of INVESCO. He has been the lead manager of the Fund since 1994. Mr. Granade holds the Chartered Financial Analyst designation. Ms. Garren has been associated with INVESCO and has managed the Fund since 1997. Ms. Garren holds the Chartered Financial Analyst designation. Mr. Davidson has been associated with INVESCO since 1984 and is a Managing Director of INVESCO. He has managed the Fund since _________. Ms. Baker has been associated with INVESCO since 1999. She has managed the Fund since ________. Mr. Starke has been associated with INVESCO since 1992. He has managed the Fund since _________.

Mid Cap Growth Fund

Mr. Lee manages the Mid Cap Growth Fund. Mr. Lee has been associated with the Sentinel since 1993. He has managed the Fund since 1993. Mr. Lee holds the Chartered Financial Analyst designation.

New York Tax-Free Income Fund

Kenneth J. Hart manages the New York Tax-Free Income Fund. Mr. Hart has been with Sentinel or its affiliates since 1990 and is a Vice President of Sentinel. He has managed the Fund since 1995.

Pennsylvania Tax-Free Trust

Mr. Hart manages the Pennsylvania Tax-Free Trust. Mr. Hart has been with Sentinel or its affiliates since 1990. He has managed the Fund since 1993.

Short Maturity Government Fund

Mr. Brownlee manages the Government Securities Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1995. Mr. Brownlee holds the Chartered Financial Analyst designation.

Small Company Fund

Betsy Pecor and Mr. Schwartz co-manage the Small Company Fund. Ms. Pecor has been associated with Sentinel or its affiliate since 2000 and has managed the Fund since 2005. She holds the Chartered Financial Analyst designation. Mr. Schwartz has been associated with Sentinel since 1996 and has managed the Fund since 2004. He holds the Chartered Financial Analyst designation.

Tax-Free Income Fund

Mr. Hart manages the Tax-Free Income Fund. Mr. Hart has been with Sentinel or its affiliates since 1990. He has managed the Fund since 1990.

U.S. Treasury  Money Market Fund

Darlene Coppola manages the U.S. Treasury Money Market Fund. Ms. Coppola has been associated with Sentinel or its affiliates since 1974 and has managed the Fund since 1993.

For the portfolio manager(s) of each Fund other than the U.S. Treasury Money Market Fund, the Funds' Statement of Additional Information provides additional information about their compensation, the other accounts they manage and their ownership of securities in the Fund.

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the six-months ended May 31, 2005 and for the past five years, or for the other applicable period of the Fund's operations, in the case of the Capital Opportunity Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. For the Class A shares of all funds for the fiscal period ended November 30, 2000, 2001, 2002 and 2003, and for the Class B, C and D shares of all Funds for all years, per share data is calculated utilizing average daily shares outstanding. Financial highlights for the Capital Opportunity Fund prior to September 26, 2005 are based on the historical financial highlights of the predecessor Growth Index Fund.

This information has for each period except the six-month period ended May 31 ,2005 has been audited by __________________________, whose report, along with the financial statements of the Funds, are included in the Funds' Annual Report to Shareholders, which is available upon request.

                                    [CHARTS]

                                     Income From Investment Operations                    Less Distributions
                            -------------------------------------------------   ----------------------------------------
                                                    Net gains or
                                                      losses on
               Fiscal        Net asset      Net      securities                 Dividends                                 Net asset
                year          value,    investment (both realized  Total from   (from net   Distributions                   value,
   Fund/       (period       beginning    income        and        investment   investment (from realized      Total        end of
Share Class    ended)        of period    (loss)     unrealized)   operations    income)       gains)      distributions    period
------------------------------------------------------------------------------------------------------------------------------------
Small         11/30/00       $   5.74    $     -     $   2.00      $  2.00        $    -      $    0.72       $  0.72     $    7.02
Company       11/30/01           7.02          -         0.33         0.33             -           1.74          1.74          5.61
Class A       11/30/02           5.61      (0.02)       (0.37)       (0.39)            -           0.05          0.05          5.17
              11/30/03           5.17      (0.02)        1.59         1.57             -              -             -          6.74
              11/30/04           6.74      (0.02)        1.19         1.17             -           0.09          0.09          7.82
              Six Months
              Ended 05/31/05
              (Unaudited)        7.82      (0.01)        0.05         0.04             -           0.49          0.49          7.37
------------------------------------------------------------------------------------------------------------------------------------
Small         11/30/00       $   5.51    $ (0.06)    $   1.91      $  1.85        $    -      $    0.72       $  0.72     $    6.64
Company       11/30/01           6.64      (0.05)        0.30         0.25             -           1.74          1.74          5.15
Class B       11/30/02           5.15      (0.06)       (0.35)       (0.41)            -           0.05          0.05          4.69
              11/30/03           4.69      (0.07)        1.44         1.37             -           -             -             6.06
              11/30/04           6.06      (0.08)        1.07         0.99             -           0.09          0.09          6.96
              Six Months
              Ended 05/31/05
              (Unaudited)        6.96      (0.04)        0.05         0.01             -           0.49          0.49          6.48
------------------------------------------------------------------------------------------------------------------------------------
Small         07/09/01-
Company       11/30/01(A)    $   5.43    $ (0.03)    $   0.18      $  0.15        $    -      $       -       $     -     $    5.58
Class C       11/30/02           5.58      (0.07)       (0.37)       (0.44)            -           0.05          0.05          5.09
              11/30/03           5.09      (0.06)        1.55         1.49             -              -             -          6.58
              11/30/04           6.58      (0.08)        1.16         1.08             -           0.09          0.09          7.57
              Six Months
              Ended 05/31/05
              (Unaudited)        7.57      (0.04)        0.05         0.01             -           0.49          0.49          7.09
------------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ratio of
                                                                Ratio of             Ratio          net investment
                                                              expenses to           of net          income (loss)
                                Net assets       Ratio of     average net            income           to average
                   Total        at end of      expenses to    assets before        (loss) to      net assets before     Portfolio
   Fund/          return*        period        average net       expense           average net     voluntary expense     turnover
Share Class         (%)       (000 omitted)    assets (%)    reimbursements**(%)    assets (%)    reimbursements**(%)    rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
Small             39.48       $    156,484        1.25             1.25               (0.03)             (0.03)                87
Company            6.85            211,052        1.21             1.21               (0.06)             (0.06)                58
Class A           (7.03)           310,172        1.22             1.22               (0.27)             (0.27)                54
                  30.37            689,720        1.20             1.20               (0.29)             (0.29)                36
                  17.54          1,063,847        1.12             1.12               (0.31)             (0.31)                53


                   0.53 ++       1,022,739        1.13+            1.13+              (0.34)+            (0.34)+               29++
-----------------------------------------------------------------------------------------------------------------------------------
Small             38.27       $     25,733        2.12             2.12               (0.90)             (0.90)                87
Company            5.77             42,110        2.12             2.12               (0.98)             (0.98)                58
Class B           (8.06)            58,931        2.14             2.14               (1.19)             (1.19)                54
                  29.21            102,522        2.16             2.16               (1.24)             (1.24)                36
                  16.52            144,580        2.04             2.04               (1.23)             (1.23)                53


                   0.14 ++         139,743        2.03+            2.03+              (1.24)+            (1.24)+               29++
-----------------------------------------------------------------------------------------------------------------------------------
Small              2.76 ++    $      1,890        2.45+            2.45+              (1.56)+            (1.56)+               58++
Company           (7.97)            25,153        2.19             2.19               (1.25)             (1.25)                54
Class C           29.27             90,383        2.03             2.03               (1.13)             (1.13)                36
                  16.58            165,175        1.93             1.93               (1.12)             (1.12)                53


                   0.13 ++         150,555        1.93+            1.93+              (1.14)+            (1.14)+               29++
-----------------------------------------------------------------------------------------------------------------------------------

                                       51

                                     Income From Investment Operations                    Less Distributions
                            -------------------------------------------------   ----------------------------------------
                                                    Net gains or
                                                      losses on
               Fiscal        Net asset      Net      securities                 Dividends                                 Net asset
                year          value,    investment (both realized  Total from   (from net   Distributions                   value,
   Fund/       (period       beginning    income        and        investment   investment (from realized      Total        end of
Share Class    ended)        of period    (loss)     unrealized)   operations    income)       gains)      distributions    period
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap       11/30/00       $  17.80    $  (0.19)   $    2.54     $    2.35      $    -      $    1.18       $  1.18     $   18.97
Growth        11/30/01          18.97       (0.14)       (4.06)        (4.20)          -           2.14          2.14         12.63
Class A       11/30/02          12.63       (0.09)       (2.22)        (2.31)          -              -             -         10.32
              11/30/03          10.32       (0.10)        3.42          3.32           -              -             -         13.64
              11/30/04          13.64       (0.12)        1.45          1.33           -              -             -         14.97
              Six Months
              Ended 05/31/05
              (Unaudited)       14.97       (0.06)       (0.07)        (0.13)          -              -             -         14.84
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap       11/30/00       $  17.43    $  (0.39)   $    2.53     $    2.14      $    -      $    1.18       $  1.18     $   18.39
Growth        11/30/01          18.39       (0.27)       (3.91)        (4.18)          -           2.14          2.14         12.07
Class B       11/30/02          12.07       (0.20)       (2.11)        (2.31)          -              -             -          9.76
              11/30/03           9.76       (0.22)        3.20          2.98           -              -             -         12.74
              11/30/04          12.74       (0.24)        1.35          1.11           -              -             -         13.85
              Six Months
              Ended 05/31/05
              (Unaudited)       13.85       (0.12)       (0.07)        (0.19)          -              -             -         13.66
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap       03/30/00-
Growth        11/30/00(B)    $  22.79    $  (0.35)   $   (3.58)    $   (3.93)     $    -      $       -       $     -     $   18.86
Class C       11/30/01          18.86       (0.33)       (3.99)        (4.32)          -           2.14          2.14         12.40
              11/30/02          12.40       (0.24)       (2.17)        (2.41)          -              -             -          9.99
              11/30/03           9.99       (0.25)        3.27          3.02           -              -             -         13.01
              11/30/04          13.01       (0.30)        1.37          1.07           -              -             -         14.08
              Six Months
              Ended 05/31/05
              (Unaudited)       14.08       (0.15)       (0.06)        (0.21)          -              -             -         13.87
------------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Ratio of
                                                                 Ratio of            Ratio          net investment
                                                                expenses to          of net         income (loss)
                                Net assets      Ratio of        average net         income           to average
                   Total        at end of      expenses to    assets before         (loss) to      net assets before     Portfolio
   Fund/          return*        period        average net       expense           average net     voluntary expense     turnover
Share Class         (%)       (000 omitted)    assets (%)    reimbursements**(%)     assets (%)    reimbursements**(%)    rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap             13.85      $   206,488         1.14             1.14               (0.83)              (0.83)             135
Growth             (24.45)         148,973         1.27             1.27               (0.99)              (0.99)              88
Class A            (18.29)         109,161         1.31             1.31               (0.80)              (0.80)             230
                    32.17          137,019         1.31             1.31               (0.98)              (0.98)             116
                     9.75          147,021         1.24             1.24               (0.90)              (0.90)              98


                    (0.87)++       143,644         1.22+            1.22+              (0.76)+             (0.76)+             90++
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap             12.88      $    42,310         2.00             2.00               (1.71)              (1.71)             135
Growth             (25.20)          33,322         2.27             2.27               (2.00)              (2.00)              88
Class B            (19.14)          24,321         2.30             2.30               (1.79)              (1.79)             230
                    30.53           28,615         2.47             2.47               (2.13)              (2.13)             116
                     8.71           26,608         2.20             2.20               (1.86)              (1.86)              98


                    (1.37)++        23,477         2.27+            2.27+              (1.81)+             (1.81)+             90++
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap            (17.24)++   $     1,688         2.11+            2.11+              (1.87)+             (1.87)+            135++
Growth             (25.33)           2,447         2.61             2.61               (2.36)              (2.36)              88
Class C            (19.44)           1,675         2.65             2.65               (2.15)              (2.15)             230
                    30.23            1,951         2.72             2.72               (2.39)              (2.39)             116
                     8.22            2,873         2.61             2.61               (2.27)              (2.27)              98


                    (1.49)++         2,768         2.59+            2.59+              (2.13)+             (2.13)+             90++
-----------------------------------------------------------------------------------------------------------------------------------


                                     Income From Investment Operations                    Less Distributions
                            -------------------------------------------------   ----------------------------------------
                                                    Net gains or
                                                      losses on
               Fiscal        Net asset      Net      securities                 Dividends                                 Net asset
                year          value,    investment (both realized  Total from   (from net   Distributions                   value,
   Fund/       (period       beginning    income        and        investment   investment (from realized      Total        end of
Share Class    ended)        of period    (loss)     unrealized)   operations    income)       gains)      distributions    period
------------------------------------------------------------------------------------------------------------------------------------
International 11/30/00        $  21.28  $     0.21   $    (0.90)  $    (0.69)    $  0.26     $     1.69      $   1.95    $    18.64
Equity        11/30/01           18.64        0.12        (2.16)       (2.04)       0.18           3.21          3.39         13.21
Class A       11/30/02           13.21        0.17        (1.37)       (1.20)       0.14           0.04          0.18         11.83
              11/30/03           11.83        0.16         2.09         2.25        0.19           0.07          0.26         13.82
              11/30/04           13.82        0.20         3.17#        3.37        0.14              -          0.14         17.05
              Six Months
              Ended 05/31/05
              (Unaudited)        17.05        0.16         0.03         0.19        0.17              -          0.17         17.07
------------------------------------------------------------------------------------------------------------------------------------
International 11/30/00        $  20.95  $     0.02   $    (0.89)  $    (0.87)    $  0.09     $     1.69      $   1.78    $    18.30
Equity        11/30/01           18.30       (0.02)       (2.13)       (2.15)          -           3.21          3.21         12.94
Class B       11/30/02           12.94        0.02        (1.35)       (1.33)          -           0.04          0.04         11.57
              11/30/03           11.57        0.01         2.05         2.06        0.03           0.07          0.10         13.53
              11/30/04           13.53        0.06         3.07#        3.13           -              -             -         16.66
              Six Months
              Ended 05/31/05
              (Unaudited)        16.66        0.07         0.00         0.07           -              -             -         16.73
------------------------------------------------------------------------------------------------------------------------------------
International 11/30/00        $  21.08  $     0.07   $    (0.99)  $    (0.92)    $     -     $     1.69      $   1.69    $    18.47
Equity        11/30/01           18.47       (0.08)       (2.13)       (2.21)          -           3.21          3.21         13.05
Class C       11/30/02           13.05       (0.03)       (1.35)       (1.38)          -           0.04          0.04         11.63
              11/30/03           11.63       (0.04)        2.07         2.03           -           0.07          0.07         13.59
              11/30/04           13.59       (0.01)        3.14#        3.13           -              -             -         16.72
              Six Months
              Ended 05/31/05
              (Unaudited)        16.72        0.04         0.04         0.08           -              -             -         16.80
------------------------------------------------------------------------------------------------------------------------------------
Capital       11/30/00        $  21.30  $    (0.02)  $    (2.74)  $    (2.76)    $  0.01     $     0.00***   $   0.01    $    18.53
Opportunity   11/30/01           18.53        0.03        (3.26)       (3.23)          -              -             -         15.30
Class A       11/30/02           15.30        0.07        (2.93)       (2.86)       0.01              -          0.01         12.43
              11/30/03           12.43        0.10         1.35         1.45        0.06              -          0.06         13.82
              11/30/04           13.82        0.19         0.64         0.83        0.09              -          0.09         14.56
              Six Months
              Ended 05/31/05
              (Unaudited)        14.56        0.07         0.30         0.37        0.19              -          0.19         14.74
------------------------------------------------------------------------------------------------------------------------------------
Capital       11/30/00        $  21.28  $    (0.19)  $    (2.71)  $    (2.90)    $     -     $     0.00***   $      -    $    18.38
Opportunity   11/30/01           18.38       (0.10)       (3.22)       (3.32)          -              -             -         15.06
Class B       11/30/02           15.06       (0.06)       (2.89)       (2.95)          -              -             -         12.11
              11/30/03           12.11       (0.02)        1.31         1.29           -              -             -         13.40
              11/30/04           13.40        0.07         0.62         0.69           -              -             -         14.09
              Six Months
              Ended 05/31/05
              (Unaudited)        14.09        0.01         0.27         0.28        0.06              -          0.06         14.31
------------------------------------------------------------------------------------------------------------------------------------
Capital       03/30/00-
Opportunity   11/30/00(B)     $  23.59  $    (0.29)  $    (4.94)  $    (5.23)    $     -     $        -      $      -    $    18.36
Class C       11/30/01           18.36       (0.36)       (3.22)       (3.58)          -              -             -         14.78
              11/30/02           14.78       (0.18)       (2.80)       (2.98)          -              -             -         11.80
              11/30/03           11.80       (0.18)        1.22         1.04           -              -             -         12.84
              11/30/04           12.84       (0.03)        0.60         0.57           -              -             -         13.41
              Six Months
              Ended 05/31/05
              (Unaudited)        13.41       (0.05)        0.30         0.25        0.02              -          0.02         13.64
------------------------------------------------------------------------------------------------------------------------------------

                                                        Ratios/Supplemental Data
              ----------------------------------------------------------------------------------------------------------------------
                                                                                                       Ratio of
                                                                   Ratio of             Ratio          net investment
                                                                  expenses to            of net         income (loss)
                                  Net assets       Ratio of       average net            income           to average
                     Total        at end of      expenses to    assets before         (loss) to      net assets before     Portfolio
   Fund/            return*        period        average net       expense           average net     voluntary expense     turnover
Share Class           (%)       (000 omitted)    assets (%)    reimbursements**(%)      assets (%)    reimbursements**(%)   rate (%)
------------------------------------------------------------------------------------------------------------------------------------
International        (3.85)   $     96,354          1.23            1.23               1.06                   1.06             47
Equity              (13.51)         98,079          1.26            1.26               0.88                   0.88             29
Class A              (9.21)         75,951          1.30            1.30               1.26                   1.26             33
                     19.61          86,913          1.35            1.35               1.38                   1.38             28
                     24.58#        109,959          1.31            1.31               1.34                   1.34             28


                      1.08++       107,279          1.31+           1.31+              1.94+                  1.94+            10++
------------------------------------------------------------------------------------------------------------------------------------
International        (4.79)   $     22,974          2.19            2.19               0.08                   0.08             47
Equity              (14.36)         17,176          2.21            2.21              (0.08)                 (0.08)            29
Class B             (10.31)         12,668          2.44            2.44               0.16                   0.16             33
                     18.03          11,255          2.67            2.67               0.13                   0.13             28
                     23.13#         11,802          2.45            2.45               0.22                   0.22             28


                      0.42++        11,814          2.45+           2.45+              0.81+                  0.81+            10++
------------------------------------------------------------------------------------------------------------------------------------
International        (5.00)   $      2,080          2.33            2.33               0.32                   0.32             47
Equity              (14.59)          1,622          2.36            2.36              (0.43)                 (0.43)            29
Class C             (10.61)          1,370          2.90            2.90              (0.25)                 (0.25)            33
                     17.64          1,856           2.96            2.96              (0.24)                 (0.24)            28
                     23.03#          3,394          2.54            2.54               0.17                   0.17             28


                      0.48++         2,888          2.46+           2.46+              0.75+                  0.75+            10++
------------------------------------------------------------------------------------------------------------------------------------
Capital             (12.97)   $     68,451          0.66            0.76              (0.07)                 (0.17)            30
Opportunity         (17.43)         57,585          0.66            0.78               0.19                   0.07             52
Class A             (18.73)         47,721          0.65            0.79               0.49                   0.36             29
                     11.73          56,154          0.65            0.85               0.79                   0.59             24
                      6.03          61,945          0.65            0.81               1.37                   1.21             19


                      2.54++        64,516          0.65+           0.78+              0.92+                  0.79+            20++
------------------------------------------------------------------------------------------------------------------------------------
Capital             (13.62)   $     20,314          1.45            1.54              (0.85)                 (0.94)            30
Opportunity         (18.06)         15,778          1.48            1.60              (0.63)                 (0.75)            52
Class B             (19.59)         11,867          1.59            1.73              (0.44)                 (0.58)            29
                     10.65          12,952          1.60            1.80              (0.16)                 (0.36)            24
                      5.15          12,327          1.54            1.71               0.44                   0.28             19


                      2.00++         9,476          1.62+           1.76+             (0.09)+                (0.22)+           20++
------------------------------------------------------------------------------------------------------------------------------------
Capital             (22.17)++ $        608          2.35+           2.45+             (1.81)+                (1.90)+           30
Opportunity         (19.50)            864          3.23            3.34              (2.37)                 (2.48)            52
Class C             (20.16)            797          2.55            2.68              (1.39)                 (1.52)            29
                      8.81           1,228          2.96            3.16              (1.53)                 (1.73)            24
                      4.44           2,385          2.09            2.25               0.01                  (0.15)            19


                      1.86++         2,271          2.03+           2.16+             (0.46)+               (0.59)+            20++
------------------------------------------------------------------------------------------------------------------------------------

                                     Income From Investment Operations                    Less Distributions
                            -------------------------------------------------   ----------------------------------------
                                                    Net gains or
                                                      losses on
               Fiscal        Net asset      Net      securities                 Dividends                                 Net asset
                year          value,    investment (both realized  Total from   (from net   Distributions                   value,
   Fund/       (period       beginning    income        and        investment   investment (from realized      Total        end of
Share Class    ended)        of period    (loss)     unrealized)   operations    income)       gains)      distributions    period
-----------------------------------------------------------------------------------------------------------------------------------
Common        11/30/00         $   42.91  $   0.30   $    1.54  $      1.84    $  0.31      $      3.22     $    3.53    $    41.22
Stock         11/30/01             41.22      0.24      (2.50)        (2.26)      0.27             5.51          5.78         33.18
Class A       11/30/02             33.18      0.22      (3.91)        (3.69)      0.18             3.61          3.79         25.70
              11/30/03             25.70      0.17        4.08         4.25       0.19                -          0.19         29.76
              11/30/04             29.76      0.23        3.53         3.76       0.15             2.13          2.28         31.24
              Six Months
              Ended 05/31/05
              (Unaudited)          31.24      0.12        0.90         1.02       0.17             2.80          2.97         29.29
-----------------------------------------------------------------------------------------------------------------------------------
Common        11/30/00         $   42.82  $  (0.03)  $    1.53  $      1.50    $  0.02      $      3.22     $    3.24    $    41.08
Stock         11/30/01             41.08     (0.05)      (2.48)       (2.53)      0.00***          5.51          5.51         33.04
Class B       11/30/02             33.04     (0.05)      (3.88)       (3.93)         -             3.61          3.61         25.50
              11/30/03             25.50     (0.08)       4.05         3.97       0.01                -          0.01         29.46
              11/30/04             29.46     (0.06)       3.49         3.43          -             2.13          2.13         30.76
              Six Months
              Ended 05/31/05
              (Unaudited)          30.76     (0.01)       0.88         0.87       0.04             2.80          2.84         28.79
-----------------------------------------------------------------------------------------------------------------------------------
Common        11/30/00         $   42.90  $  (0.04)  $    1.52  $      1.48    $     -      $      3.22     $    3.22    $    41.16
Stock         11/30/01             41.16     (0.03)      (2.54)       (2.57)      0.00***          5.51          5.51         33.08
Class C       11/30/02             33.08     (0.06)      (3.90)       (3.96)         -             3.61          3.61         25.51
              11/30/03             25.51     (0.14)       4.05         3.91       0.01                -          0.01         29.41
              11/30/04             29.41     (0.08)       3.48         3.40          -             2.13          2.13         30.68
              Six Months
              Ended 05/31/05
              (Unaudited)          30.68     (0.04)       0.90         0.86       0.04             2.80          2.84         28.70
-----------------------------------------------------------------------------------------------------------------------------------
Balanced      11/30/00         $   19.38  $   0.61   $    0.25  $      0.86    $  0.62      $      0.95     $    1.57    $    18.67
Class A       11/30/01             18.67      0.46       (0.47)       (0.01)      0.50             1.59          2.09         16.57
              11/30/02             16.57      0.32       (1.50)       (1.18)      0.33             0.96          1.29         14.10
              11/30/03             14.10      0.24        1.81         2.05       0.25                -          0.25         15.90
              11/30/04             15.90      0.28        1.29         1.57       0.28             0.36          0.64         16.83
              Six Months
              Ended 05/31/05
              (Unaudited)          16.83      0.15        0.37         0.52       0.18             0.82          1.00         16.35
-----------------------------------------------------------------------------------------------------------------------------------
Balanced      11/30/00         $   19.41  $   0.47   $    0.25  $      0.72    $  0.48      $      0.95     $    1.43    $    18.70
Class B       11/30/01             18.70      0.31       (0.45)       (0.14)      0.36             1.59          1.95         16.61
              11/30/02             16.61      0.20       (1.50)       (1.30)      0.20             0.96          1.16         14.15
              11/30/03             14.15      0.11        1.82         1.93       0.13                -          0.13         15.95
              11/30/04             15.95      0.15        1.29         1.44       0.14             0.36          0.50         16.89
              Six Months
              Ended 05/31/05
              (Unaudited)          16.89      0.09        0.37         0.46       0.11             0.82          0.93         16.42
-----------------------------------------------------------------------------------------------------------------------------------
Balanced      11/30/00         $   19.39  $   0.41   $    0.23  $      0.64    $  0.40      $      0.95     $    1.35    $    18.68
Class C       11/30/01             18.68      0.31       (0.48)       (0.17)      0.34             1.59          1.93         16.58
              11/30/02             16.58      0.18       (1.49)       (1.31)      0.20             0.96          1.16         14.11
              11/30/03             14.11      0.08        1.82         1.90       0.09                -          0.09         15.92
              11/30/04             15.92      0.13        1.29         1.42       0.14             0.36          0.50         16.84
              Six Months
              Ended 05/31/05
              (Unaudited)          16.84      0.07        0.38         0.45       0.10             0.82          0.92         16.37
-----------------------------------------------------------------------------------------------------------------------------------
Balanced      11/30/00         $   19.32  $   0.38   $    0.27  $      0.65    $  0.39      $      0.95     $    1.34    $    18.63
Class D       11/30/01             18.63      0.23       (0.48)       (0.25)      0.28             1.59          1.87         16.51
              11/30/02             16.51      0.15       (1.51)       (1.36)      0.14             0.96          1.10         14.05
              11/30/03             14.05      0.07        1.79         1.86       0.07                -          0.07         15.84
              11/30/04             15.84      0.22        1.28         1.50       0.18             0.36          0.54         16.80
              Six Months
              Ended 05/31/05
              (Unaudited)          16.80      0.12        0.37         0.49       0.14             0.82          0.96         16.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ratio of
                                                                 Ratio of             Ratio          net investment
                                                               expenses to            of net         income (loss)
                               Net assets       Ratio of       average net            income           to average
                   Total        at end of      expenses to    assets before         (loss) to      net assets before     Portfolio
   Fund/          return*        period        average net       expense           average net     voluntary expense     turnover
Share Class         (%)       (000 omitted)    assets (%)    reimbursements**(%)      assets (%)    reimbursements**(%)    rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
Common             4.80       $  1,313,790        1.03             1.03               0.75               0.75                  52
Stock             (6.43)         1,129,290        1.06             1.06               0.66               0.66                  65
Class A          (12.55)           889,066        1.02             1.02               0.76               0.76                  55
                  16.67            979,837        1.08             1.08               0.62               0.62                  76
                  13.19          1,042,308        1.05             1.05               0.76               0.76                  57


                   3.35++        1,032,998        1.05+            1.05+              0.82+              0.82+                 18++
-----------------------------------------------------------------------------------------------------------------------------------
Common             3.94       $    125,430        1.86             1.86              (0.08)             (0.08)                 52
Stock             (7.20)           112,871        1.86             1.86              (0.14)             (0.14)                 65
Class B          (13.39)            80,772        1.96             1.96              (0.18)             (0.18)                 55
                  15.57             72,163        2.03             2.03              (0.32)             (0.32)                 76
                  12.12             61,909        1.99             1.99              (0.21)             (0.21)                 57


                   2.88++           56,757        2.00+            2.00+             (0.13)+            (0.13)+                18++
-----------------------------------------------------------------------------------------------------------------------------------
Common             3.87       $      5,616        1.93             1.93              (0.11)             (0.11)                 52
Stock             (7.30)             6,987        1.91             1.91              (0.12)             (0.12)                 65
Class C          (13.48)             5,018        2.02             2.02              (0.23)             (0.23)                 55
                  15.32              5,774        2.24             2.24              (0.54)             (0.54)                 76
                  12.03              6,530        2.06             2.06              (0.25)             (0.25)                 57


                   2.84++            7,496        2.10+            2.10+             (0.21)+            (0.21)+                18++
-----------------------------------------------------------------------------------------------------------------------------------
Balanced           4.82       $    231,855        1.13             1.13               3.29               3.29                 127
Class A           (0.14)           216,950        1.15             1.15               2.58               2.58                 124
                  (7.67)           188,386        1.21             1.21               2.06               2.06                 159
                  14.75            214,533        1.21             1.21               1.53               1.53                 242
                  10.12            231,599        1.17             1.17               1.73               1.73                 220


                   3.15++          235,408        1.14+            1.14+              1.85+              1.85+                 78++
-----------------------------------------------------------------------------------------------------------------------------------
Balanced           3.99       $     45,617        1.91             1.91               2.52               2.52                 127
Class B           (0.86)            44,616        1.93             1.93               1.80               1.80                 124
                  (8.35)            36,607        1.98             1.98               1.29               1.29                 159
                  13.74             33,652        2.07             2.07               0.68               0.68                 242
                   9.21             30,780        1.99             1.99               0.89               0.89                 220


                   2.76++           28,360        2.05+            2.05+              0.94+              0.94+                 78++
-----------------------------------------------------------------------------------------------------------------------------------
Balanced           3.54       $      3,066        2.24             2.24               2.20               2.20                 127
Class C           (1.06)             5,578        2.06             2.06               1.61               1.61                 124
                  (8.47)             4,344        2.08             2.08               1.18               1.18                 159
                  13.56              4,811        2.26             2.26               0.47               0.47                 242
                   9.08              5,694        2.09             2.09               0.80               0.80                 220


                   2.72++            6,093        2.13+            2.13+              0.87+              0.87+                 78++
-----------------------------------------------------------------------------------------------------------------------------------
Balanced           3.62       $      1,983        2.38             2.38               2.06               2.06                 127
Class D           (1.52)             4,164        2.54             2.54               1.13               1.13                 124
                  (8.82)             6,644        2.51             2.51               0.78               0.78                 159
                  13.28              8,951        2.44             2.44               0.29               0.29                 242
                   9.69             20,689        1.51             1.51               1.42               1.42                 220


                   3.02++           21,031        1.45+            1.45+              1.55+              1.55+                 78++
-----------------------------------------------------------------------------------------------------------------------------------

                                     Income From Investment Operations                    Less Distributions
                            -------------------------------------------------   ----------------------------------------
                                                    Net gains or
                                                      losses on
               Fiscal        Net asset      Net      securities                 Dividends                                 Net asset
                year          value,    investment (both realized  Total from   (from net   Distributions                   value,
   Fund/       (period       beginning    income        and        investment   investment (from realized      Total        end of
Share Class    ended)        of period    (loss)     unrealized)   operations    income)       gains)      distributions    period
------------------------------------------------------------------------------------------------------------------------------------
High Yield      11/30/00       $    9.19  $   0.86   $   (1.42)   $   (0.56)   $  0.87      $       -       $    0.87    $     7.76
Bond            11/30/01            7.76      0.72       (0.10)        0.62       0.72              -            0.72          7.66
Class A         11/30/02            7.66      0.63       (0.18)        0.45       0.63              -            0.63          7.48
                11/30/03            7.48      0.63        0.71         1.34       0.62              -            0.62          8.20
                11/30/04            8.20      0.56        0.16#        0.72       0.57              -            0.57          8.35
                Six Months
                Ended 05/31/05
                (Unaudited)         8.35      0.28       (0.35)       (0.07)      0.28              -            0.28          8.00
------------------------------------------------------------------------------------------------------------------------------------
High Yield      11/30/00       $    9.18  $   0.82   $   (1.42)   $   (0.60)   $  0.83      $       -       $    0.83    $     7.75
Bond            11/30/01            7.75      0.69       (0.09)        0.60       0.69              -            0.69          7.66
Class B         11/30/02            7.66      0.59       (0.19)        0.40       0.59              -            0.59          7.47
                11/30/03            7.47      0.57        0.72         1.29       0.57              -            0.57          8.19
                11/30/04            8.19      0.51        0.14#        0.65       0.51              -            0.51          8.33
                Six Months
                Ended 05/31/05
                (Unaudited)         8.33      0.24       (0.35)       (0.11)      0.24              -            0.24          7.98
------------------------------------------------------------------------------------------------------------------------------------
High Yield      11/30/00       $    9.19  $   0.76   $   (1.42)   $   (0.66)   $  0.75      $       -       $    0.75    $     7.78
Bond            11/30/01            7.78      0.62       (0.08)        0.54       0.62              -            0.62          7.70
Class C         11/30/02            7.70      0.56       (0.19)        0.37       0.54              -            0.54          7.53
                11/30/03            7.53      0.55        0.72         1.27       0.54              -            0.54          8.26
                11/30/04            8.26      0.48        0.16#        0.64       0.48              -            0.48          8.42
                Six Months
                Ended 05/31/05
                (Unaudited)         8.42      0.24       (0.35)       (0.11)      0.23              -            0.23          8.08
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets 03/10/03-
Income          11/30/03(C)    $   10.00  $   0.32   $    1.23    $    1.55    $  0.30      $       -       $    0.30    $    11.25
Class A         11/30/04           11.25      0.40        0.65         1.05       0.48           0.00***         0.48         11.82
                Six Months
                Ended 05/31/05
                (Unaudited)        11.82      0.20       (0.09)        0.11       0.22           0.23            0.45         11.48
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets 03/10/03-
Income          11/30/03(C)    $   10.00  $   0.25   $    1.25    $    1.50    $  0.26      $       -       $    0.26    $    11.24
Class B         11/30/04           11.24      0.31        0.64         0.95       0.39           0.00***         0.39         11.80
                Six Months
                Ended 05/31/05
                (Unaudited)        11.80      0.15       (0.09)        0.06       0.18           0.23            0.41         11.45
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets 03/10/03-
Income          11/30/03(C)    $   10.00  $   0.27   $    1.25    $    1.52    $  0.27      $       -       $    0.27    $    11.25
Class C         11/30/04           11.25      0.32        0.63         0.95       0.40           0.00***         0.40         11.80
                Six Months
                Ended 05/31/05
                (Unaudited)        11.80      0.16       (0.09)        0.07       0.19           0.23            0.42         11.45
------------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
               ---------------------------------------------------------------------------------------------------------------------
                                                                                                        Ratio of
                                                                  Ratio of             Ratio          net investment
                                                                expenses to            of net         income (loss)
                                Net assets       Ratio of       average net            income           to average
                   Total        at end of      expenses to    assets before         (loss) to      net assets before     Portfolio
   Fund/          return*        period        average net       expense           average net     voluntary expense     turnover
Share Class         (%)       (000 omitted)    assets (%)    reimbursements**(%)      assets (%)    reimbursements**(%)    rate (%)
------------------------------------------------------------------------------------------------------------------------------------
High Yield
Bond              (6.74)       $     18,235        1.26             1.26                9.78               9.78                105
Class A            8.34              22,215        1.28             1.28                9.21               9.21                148
                   6.09              40,181        1.25             1.25                8.35               8.35                111
                  18.71             110,431        1.19             1.19                7.85               7.85                 86
                   9.09#            149,886        1.16             1.16                6.83               6.83                 78
                  (0.91)++          127,091        1.21+            1.21+               6.75+              6.75+                35++
------------------------------------------------------------------------------------------------------------------------------------
High Yield        (7.16)       $     44,921        1.68             1.68                9.36               9.36                105
Bond               8.06              44,300        1.68             1.68                8.84               8.84                148
Class B            5.49              47,552        1.71             1.71                7.88               7.88                111
                  17.87              45,061        1.96             1.96                7.22               7.22                 86
                   8.14#             31,471        2.08             2.08                5.97               5.97                 78
                  (1.36)++           25,143        2.15+            2.15+               5.80+              5.80+                35++
------------------------------------------------------------------------------------------------------------------------------------
High Yield        (7.74)       $      1,204        2.39             2.39                8.55               8.55                105
Bond               7.22               1,810        2.45             2.45                7.88               7.88                148
Class C            5.00               4,208        2.27             2.27                7.20               7.20                111
                  17.54              13,143        2.17             2.17                6.93               6.93                 86
                   8.03#             13,921        2.13             2.13                5.89               5.89                 78
                  (1.28)++           11,477        2.18+            2.18+               5.78+              5.78+                35++

Capital Markets   15.61++      $     38,147        1.17+            1.17+               3.94+              3.94+               131++
Income             9.58              52,951        1.17             1.17                3.52               3.52                136
Class A            0.94++            57,078        1.16+            1.16+               3.62+              3.62+                83++
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets   15.11++      $      8,782        1.93+            1.93+               3.21+              3.21+               131++
Income             8.65              13,497        1.99             1.99                2.73               2.73                136
Class B            0.49++            14,522        1.99+            1.99+               2.79+              2.79+                83++
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets   15.29++      $      5,771        1.60+            1.60+               3.49+              3.49+               131++
Income             8.70               9,114        1.84             1.84                2.90               2.90                136
Class C            0.59++             9,836        1.89+            1.89+               2.88+              2.88+                83++
------------------------------------------------------------------------------------------------------------------------------------

                                     Income From Investment Operations                    Less Distributions
                            -------------------------------------------------   ----------------------------------------
                                                    Net gains or
                                                      losses on
               Fiscal        Net asset      Net      securities                 Dividends                                 Net asset
                year          value,    investment (both realized  Total from   (from net   Distributions                   value,
   Fund/       (period       beginning    income        and        investment   investment (from realized      Total        end of
Share Class    ended)        of period    (loss)     unrealized)   operations    income)       gains)      distributions    period
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free      11/30/00         $   12.60  $   0.64   $    0.30    $    0.94    $  0.64      $         -     $    0.64    $    12.90
Income        11/30/01             12.90      0.62        0.42         1.04       0.62                -          0.62         13.32
Class A       11/30/02             13.32      0.58        0.06         0.64       0.58                -          0.58         13.38
              11/30/03             13.38      0.52        0.14         0.66       0.52                -          0.52         13.52
              11/30/04             13.52      0.43       (0.20)        0.23       0.43             0.04          0.47         13.28
              Six Months
              Ended 05/31/05
              (Unaudited)          13.28      0.21        0.02         0.23       0.21             0.24          0.45         13.06
------------------------------------------------------------------------------------------------------------------------------------
New York      11/30/00         $   11.20  $   0.63   $    0.39    $    1.02    $  0.63      $         -     $    0.63    $    11.59
Tax-Free      11/30/01             11.59      0.57        0.45         1.02       0.57                -          0.57         12.04
Income        11/30/02             12.04      0.52        0.21         0.73       0.52                -          0.52         12.25
Class A       11/30/03             12.25      0.47        0.31         0.78       0.47                -          0.47         12.56
              11/30/04             12.56      0.45       (0.20)        0.25       0.45                -          0.45         12.36
              Six Months
              Ended 05/31/05
              (Unaudited)          12.36      0.21        0.06         0.27       0.21                -          0.21         12.42
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania  11/30/00         $   12.15  $   0.60   $    0.31    $    0.91    $  0.60      $         -     $    0.60    $    12.46
Tax-Free      11/30/01             12.46      0.54        0.41         0.95       0.54                -          0.54         12.87
Trust         11/30/02             12.87      0.49        0.20         0.69       0.49                -          0.49         13.07
Class A       11/30/03             13.07      0.46        0.25         0.71       0.46                -          0.46         13.32
              11/30/04             13.32      0.41       (0.22)        0.19       0.41                -          0.41         13.10
              Six Months
              Ended 05/31/05
              (Unaudited)          13.10      0.20        0.08         0.28       0.20             0.07          0.27         13.11
------------------------------------------------------------------------------------------------------------------------------------
Government    11/30/00         $    9.56  $   0.64   $    0.25    $    0.89    $  0.64      $         -     $    0.64    $     9.81
Securities    11/30/01              9.81      0.57        0.38         0.95       0.57                -          0.57         10.19
Class A       11/30/02             10.19      0.51        0.15         0.66       0.51                -          0.51         10.34
              11/30/03             10.34      0.38        0.12         0.50       0.46                -          0.46         10.38
              11/30/04             10.38      0.39        0.10         0.49       0.45                -          0.45         10.42
              Six Months
              Ended 05/31/05
              (Unaudited)          10.42      0.20        0.09         0.29       0.22                -          0.22         10.49
------------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
               ---------------------------------------------------------------------------------------------------------------------
                                                                                                        Ratio of
                                                                  Ratio of             Ratio          net investment
                                                                expenses to            of net         income (loss)
                                Net assets       Ratio of       average net            income           to average
                    Total        at end of      expenses to    assets before         (loss) to      net assets before     Portfolio
                   return*        period        average net       expense           average net     voluntary expense     turnover
                     (%)       (000 omitted)    assets (%)    reimbursements**(%)      assets (%)    reimbursements**(%)    rate (%)
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free           7.74        $     68,850        0.77             0.96                5.08               4.89                  5
Income             8.15              72,771        0.74             0.95                4.62               4.41                 21
Class A            4.92              72,498        0.75             0.95                4.33               4.13                 30
                   4.97              69,380        0.85             0.91                3.81               3.74                 63
                   1.71              59,374        0.93             0.93                3.23               3.23                 21


                   1.81++            55,085        0.95+            0.95+               3.25+              3.25+                78++
------------------------------------------------------------------------------------------------------------------------------------
New York           9.40        $     18,718        0.02             0.96                5.54               4.61                  4
Tax-Free           8.90              23,275        0.37             0.93                4.71               4.14                  4
Income             6.19              26,560        0.52             0.93                4.27               3.86                 13
Class A            6.49              32,478        0.68             0.89                3.81               3.60                  5
                   2.01              29,035        0.87             0.91                3.58               3.54                  8


                   2.23++            29,660        0.91+            0.91+               3.51+              3.51+                38++
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania       7.75        $     28,493        0.75             1.17                4.93               4.51                  7
Tax-Free           7.68              29,362        1.07             1.19                4.16               4.05                  8
Trust              5.49              31,411        1.14             1.14                3.79               3.79                 23
Class A            5.51              29,420        1.18             1.18                3.44               3.44                  9
                   1.41              27,452        1.24             1.24                3.07               3.07                 11


                   2.13++            27,123        1.24+            1.24+               3.04+              3.04+                38++
------------------------------------------------------------------------------------------------------------------------------------
Government         9.72        $     60,651        0.87             1.03                6.72               6.56                232
Securities         9.96              73,046        0.85             1.00                5.68               5.53                379
Class A            6.70             107,121        0.86             1.01                4.72               4.56                452
                   4.85             102,713        0.95             0.98                3.62               3.59                576
                   4.80             104,738        0.98             0.98                3.78               3.78                473


                   2.85++           117,562        1.00+            1.00+               3.92+              3.92+               178++
------------------------------------------------------------------------------------------------------------------------------------

                                     Income From Investment Operations                    Less Distributions
                            -------------------------------------------------   ----------------------------------------
                                                    Net gains or
                                                      losses on
               Fiscal        Net asset      Net      securities                 Dividends                                 Net asset
                year          value,    investment (both realized  Total from   (from net   Distributions                   value,
   Fund/       (period       beginning    income        and        investment   investment (from realized      Total        end of
Share Class    ended)        of period    (loss)     unrealized)   operations    income)       gains)      distributions    period
------------------------------------------------------------------------------------------------------------------------------------
Short Maturity 11/30/00        $    9.58  $   0.64   $   (0.02)   $    0.62    $   0.64     $         -     $    0.64    $     9.56
Government     11/30/01             9.56      0.57        0.15         0.72        0.57               -          0.57          9.71
Class A        11/30/02             9.71      0.47        0.07         0.54        0.47               -          0.47          9.78
               11/30/03             9.78      0.22       (0.05)        0.17        0.41               -          0.41          9.54
               11/30/04             9.54      0.29       (0.04)        0.25        0.42               -          0.42          9.37
               Six Months
               Ended 05/31/05
               (Unaudited)          9.37      0.15       (0.07)        0.08        0.20               -          0.20          9.25
------------------------------------------------------------------------------------------------------------------------------------
Short Maturity 03/03/05-
Government     05/31/05(D)
Class S        (Unaudited)          9.28      0.06       (0.01)        0.05        0.09               -          0.09          9.24
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury  11/30/00        $    1.00  $ 0.0504   $      -     $  0.0504    $ 0.0504     $         -     $  0.0504    $     1.00
Money Market   11/30/01             1.00    0.0361          -        0.0361      0.0361               -        0.0361          1.00
Class A        11/30/02             1.00    0.0115          -        0.0115      0.0115               -        0.0115          1.00
               11/30/03             1.00    0.0032          -        0.0032      0.0032               -        0.0032          1.00
               11/30/04             1.00    0.0038          -        0.0038      0.0038               -        0.0038          1.00
               Six Months
               Ended 05/31/05
               (Unaudited)          1.00    0.0078          -        0.0078      0.0078               -        0.0078          1.00
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury  11/30/00        $    1.00  $ 0.0473   $      -     $  0.0473    $ 0.0473     $         -     $  0.0473    $     1.00
Money Market   11/30/01             1.00    0.0340          -        0.0340      0.0340               -        0.0340          1.00
Class B        11/30/02             1.00    0.0089          -        0.0089      0.0089               -        0.0089          1.00
               11/30/03             1.00    0.0022          -        0.0022      0.0022               -        0.0022          1.00
               11/30/04             1.00    0.0015          -        0.0015      0.0015               -        0.0015          1.00
               Six Months
               Ended 05/31/05
               (Unaudited)          1.00    0.0063          -        0.0063      0.0063               -        0.0063          1.00
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commenced operations July 9, 2001.
(B)  Commenced operations March 30, 2000.
(C)  Commenced operations March 10, 2003.
(D)  Commenced operations March 3, 2005. First public offering March 4, 2005.
# On July 1, 2004, the Fund Distributor was notified by the National Association of Securities Dealers, Inc. (NASD) that the NASD had made a determination that a disciplinary action be brought against the Funds' Distributor arising from alleged excessive short term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not a party to those proceedings and bear no associated costs. The Fund Distributor reimbursed the Funds on August 26, 2004 as follows:

                                                  Impact on    Impact on
                                                net realized  total return
                                 Reimbursement      gains          (%)
                                 -----------------------------------------
International Equity Fund - A     $   566,981     $    0.09       0.66
International Equity Fund - B          62,699          0.08       0.59
International Equity Fund - C          15,951          0.09       0.66
High Yield Bond Fund - A                2,801          0.00       0.00
High Yield Bond Fund - B                  837          0.00       0.00
High Yield Bond Fund - C                  308          0.00       0.00

  +  Annualized.
 ++  Not annualized.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).
***  Represents less than $.005 of average daily shares outstanding.

                                                          Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Ratio of
                                                                  Ratio of             Ratio          net investment
                                                                expenses to            of net         income (loss)
                                Net assets       Ratio of       average net            income           to average
                   Total        at end of      expenses to    assets before         (loss) to      net assets before     Portfolio
   Fund/           return*        period        average net       expense           average net     voluntary expense     turnover
Share Class          (%)       (000 omitted)    assets (%)    reimbursements**(%)      assets (%)    reimbursements**(%)    rate (%)
------------------------------------------------------------------------------------------------------------------------------------
Short Maturity    6.70         $     52,317        0.77             1.18                6.71               6.30                 88
Government        7.74               92,410        0.77             1.15                5.90               5.52                141
Class A           5.68              257,690        0.77             1.09                3.81               3.49                 74
                  1.79              367,541        0.81             1.06                2.24               1.99                119
                  2.64              322,431        0.91             1.07                3.06               2.90                136


                  0.82++            297,758        1.02+            1.08+               3.23+              3.16+                67++
------------------------------------------------------------------------------------------------------------------------------------
Short Maturity
Government
Class S           0.41++             12,538        1.45+            1.45+               3.06+              3.06+                67++
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury     5.18         $    127,056        0.73             0.73                5.05               5.05                  -
Money Market      3.64              118,894        0.69             0.69                3.56               3.56                  -
Class A           1.15               97,136        0.73             0.73                1.16               1.16                  -
                  0.32               79,511        0.78             0.79                0.32               0.31                  -
                  0.38               79,107        0.75             0.77                0.38               0.37                  -


                  0.78++             82,095        0.75+            0.76+               1.57+              1.55+                 -++
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury     4.85         $      4,068        1.03             1.03                4.72               4.72                  -
Money Market      3.43                6,311        0.89             0.89                3.21               3.21                  -
Class B           0.89                9,948        0.88             0.88                0.86               0.86                  -
                  0.22                5,946        0.87             1.09                0.24               0.02                  -
                  0.15                4,543        0.98             1.21                0.15              (0.09)                 -


                  0.64++              4,359        1.04+            1.48+               1.28+              0.83+                 -++
------------------------------------------------------------------------------------------------------------------------------------

The Sentinel Funds

Shareholder Reports

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1-800-282-FUND
(3863).

Statement of Additional Information

The Funds' Statement of Additional Information contains further information about the Funds, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

The Funds' Statement of Additional Information is also available at the Funds' website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room at 100 F. Street, N.E., Washington, D.C. 20549. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

The Sentinel Funds
One National Life Drive
Montpelier, VT 05604

Investment Advisor                 Counsel
Sentinel                           Sidley Austin
One National Life Drive            Brown & Wood LLP
Montpelier, VT                     787 Seventh Avenue
05604                              New York, NY 10019

Principal                          Independent Registered
Underwriter                        Public Accounting Firm
Sentinel Financial Services        _______________________
Company                            _______________________
One National Life Drive            _______________________
Montpelier, VT 05604

Transfer Agent,                    Custodian and Dividend
Shareholder Servicing Agent and    Paying Agent
Administrator
Sentinel Administrative            State Street Kansas City
Service Company                    801 Pennsylvania Avenue
One National Life Drive*           Kansas City, MO  64105
Montpelier, VT 05604
800-282-FUND (3863)

*All mail and correspondence should be sent to:
Sentinel Administrative Services Company
P.O. Box 1499
Montpelier, VT 05601-1499

Investment Company Act files #811- 00214 and #811- 04781.

                 The Sentinel Funds, Sentinel Advisors Company,
Sentinel Financial Services Company and Sentinel Administrative Services Company
                                 Privacy Policy

Maintaining the privacy of the information you share with us in the process of doing business with us is extremely important to us. When you purchase a product or service from us, you enter into a relationship that is built upon - and largely dependent upon - mutual trust. We want to assure you that we strive to conduct business in ways that are always worthy of that trust. Maintenance of our privacy practices and policies is a critical component of that resolve and we want you to know that we are committed to maintaining the highest level of confidentiality with all the information we receive from you.

How and Why We Obtain Personal Information:

In the conduct of our business with you, we often need to collect what is known as "nonpublic personal information." This is information about you that we obtain in connection with providing a financial product or service to you. We may collect nonpublic personal information about you from:

     . Applications or other forms, with information such as name, address, Social Security number, assets and income, employment status, birth date;
     . Your transactions with us, our affiliates, or with others, such as account activity, payment history and products and services purchased;
     . Visits to our website, including information from on-line forms and on-line information collecting devices commonly called "cookies".

     We or our representatives may also ask you for additional financial information in order to determine which products and services best meet your financial goals.

How We Protect Information:

We maintain strong safeguards to protect the information you have shared with us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. All employees are required to comply with our established confidentiality procedures and policies.

We consider any nonpublic personal information that is provided to any of our representative in the course of a business transaction as being completely confidential.

We may also disclose all of the information described above to our affiliates in order to conduct business, such as providing services, account maintenance or information about other products and services offered by our affiliates. Our affiliates may include insurance companies, broker-dealers, investment advisors, investment companies, registered representatives, trust companies, insurance agents and brokers.

In addition, we may disclose all of the information above to third parties with which we contract for services, as permitted by law. We will contractually require these third parties to protect your information. Examples of these organizations include the following:

     . Third parties that administer and support our products and services (such as third party administrators, printing companies, system vendors, consultants);
     . Financial service entities (such as broker-dealers, insurance agents and brokers, banks, investment companies, registered representatives, investment advisors or companies that perform marketing services on our behalf or our affiliates' behalf).

We may disclose all of the information above under certain circumstances to government agencies and law enforcement officials (e.g., to help us prevent fraud or as may be required by law).

Our Commitment to Confidentiality:

We will not sell nonpublic personal information about you, our customers, or our former customers - nor will we disclose it to anyone, unless we have previously informed you in disclosures or agreements, have been authorized by you, or are permitted to do so by law.

We restrict access to nonpublic personal information to those employees and associates who need that information in order to provide products or services to you.

If you decide to close your accounts or become an inactive customer, we will continue to adhere to the privacy policies and practices described in this notice.

We have a long history of dealing with confidential information in ways that are designed to assure your privacy. We are committed to consistently maintaining the highest standards for protecting the information you share with us, and ensuring the privacy of all our customers.

               THIS PRIVACY POLICY IS NOT PART OF THE PROSPECTUS.

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 28, 2005

                               THE SENTINEL FUNDS
                               National Life Drive
                            Montpelier, Vermont 05604
                              (800) 282-FUND (3863)

Sentinel Balanced Fund ("Balanced Fund")
Sentinel Capital Market Income Fund ("Capital Markets Income Fund")
Sentinel Capital Opportunity Fund ("Capital Opportunity Fund")
Sentinel Common Stock Fund ("Common Stock Fund")
Sentinel Government Securities Fund ("Government Securities Fund")
Sentinel High Yield Bond Fund ("High Yield Bond Fund")
Sentinel International Equity Fund ("International Equity Fund")
Sentinel Mid Cap Growth Fund ("Mid Cap Growth Fund")
Sentinel New York Tax-Free Income Fund ("New York Tax-Free Income Fund") Sentinel Pennsylvania Tax-Free Trust ("Pennsylvania Tax-Free Fund")
Sentinel Short Maturity Government Fund ("Short Maturity Government Fund") Sentinel Small Company Fund ("Small Company Fund")
Sentinel Tax-Free Income Fund ("Tax-Free Income Fund")
Sentinel U.S. Treasury  Money Market Fund ("U.S. Treasury  Money Market Fund")

Each of Sentinel Group Funds, Inc. ("Company") and the Pennsylvania Tax-Free Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of thirteen separate and distinct funds, twelve of which are diversified (the New York Tax-Free Income Fund being non-diversified), and the Pennsylvania Tax-Free Fund is a separate, non-diversified fund. The thirteen funds of the Company and the Pennsylvania Tax-Free Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated December 1, 2005 ("Prospectus"). Each of the Funds has different investment objectives and risk characteristics.

Sentinel Advisors Company ("Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life") and The Penn Mutual Life Insurance Company ("Penn Mutual").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission ("SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND (3863). The financial statements of the Funds that are included in the Annual Report of the Funds dated November 30, 2004 have been incorporated by reference into this Statement of Additional Information. This Annual Report can be obtained in the same way as the Prospectus of the Funds. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
THE FUNDS......................................................................3
FUNDAMENTAL INVESTMENT POLICIES................................................4
NON-FUNDAMENTAL INVESTMENT POLICIES............................................6
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS..................10
MANAGEMENT OF THE FUNDS.......................................................20
PORTFOLIO MANAGERS............................................................26
PRINCIPAL SHAREHOLDERS........................................................33
THE INVESTMENT ADVISOR........................................................34
PROXY VOTING PROCEDURES.......................................................38
PRINCIPAL UNDERWRITER.........................................................39
THE DISTRIBUTION PLANS........................................................41
THE FUND SERVICES AGREEMENTS..................................................42
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..............................43
PORTFOLIO TURNOVER............................................................45
CAPITALIZATION................................................................45
HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES...............................46
ISSUANCE OF SHARES AT NET ASSET VALUE.........................................46
DETERMINATION OF NET ASSET VALUE..............................................46
COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2004...................48
TAXES.........................................................................49
SHAREHOLDER SERVICES..........................................................53
REGULATORY MATTERS............................................................55
GENERAL INFORMATION...........................................................56
FINANCIAL STATEMENTS..........................................................56
APPENDIX A: Bond Ratings.....................................................A-1
APPENDIX B: Economic and Other Conditions in New York........................B-1
APPENDIX C: Economic and Financial Conditions in Pennsylvania................C-1
APPENDIX D: Proxy Voting Procedures..........................................D-1

THE FUNDS

Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

The Pennsylvania Tax-Free Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which were at the time affiliates of Provident Mutual Life Insurance Company of Philadelphia.

On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, International Equity and U.S. Treasury Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund's name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund's name was Sentinel Emerging Growth Fund. Prior to March 31, 1999, the Mid Cap Growth Fund's name was Sentinel Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the advisory and distribution arrangements with the Advisor and SFSC, respectively.

On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York Tax-Free Income and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund's name was Sentinel Short-Intermediate Government Fund.

On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Bond Fund as a new series of the Company. On June 10, 1999, the Board of Directors of the Company authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board of Directors of the Company authorized the creation of the Flex Cap Opportunity Fund as a new series of the Company. Prior to July 1, 2002, the International Equity Fund was known as the World Fund. On December 12, 2002, the Board of Directors of the Company authorized the creation of the Capital Markets Income Fund as a new series of the Company. On December 11, 2003, the Board of Directors of the Company authorized the creation of the Core Mid Cap Fund as a new series of the Company.

Effective at the close of the market on September 23, 2005, the Bond, Core Mid Cap and Growth Index Funds reorganized into the Government Securities, Mid Cap Growth and Flex Cap Opportunity Funds, respectively, and the Flex Cap Opportunity Fund changed its name to the Capital Opportunity Fund.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies may not be changed without the approval of a majority of the outstanding shares. A vote of a majority of the outstanding shares for this purpose means the affirmative vote of the lesser of (1) 67% of shares present if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

Each Fund's principal investment objective is a fundamental investment policy and the additional fundamental investment policies are listed below. Each Fund (except the Pennsylvania Tax-Free Fund) may not:

..    Borrow except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;
..    Purchase securities on margin;
..    Deal in real estate;
..    Act as an underwriter of securities issued by others;
..    Purchase from or sell to any officer, director or employee of the
     Corporation, the Advisor, SFSC or a subadvisor (or any of their officers or directors) any securities other than Fund shares;
..    Invest in oil, gas or other mineral exploration or development programs or leases;
..    Invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock
     Exchange;
..    Invest for the purposes of exercising control or management; or
..    Make short sales of securities.

The Balanced Fund also:
..    May not invest more than 25% of its assets in securities of companies within a single industry;
..    Must meet the diversification requirements under the Investment Company Act of 1940, as amended ("1940 Act");
..    May not invest in restricted securities (except 144A securities that are deemed liquid);
..    May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
..    May not invest in illiquid securities.

The Capital Markets Income Fund also:
..    May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities;
..    Must meet the diversification requirements under the 1940 Act;
..    May not invest more than 25% of its assets in securities of companies within a single industry; and
..    May not invest more than 15% of its assets in illiquid securities.

The Capital Opportunity Fund also:
..    Must meet the diversification requirements under the 1940 Act.

The Common Stock Fund also:
..    May not invest more than 25% in securities of companies within a single industry;
..    Must meet the diversification requirements under the 1940 Act;
..    May not invest in restricted securities;
..    May not invest in illiquid securities; and
..    May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Government Securities Fund also:
..    Must meet the diversification requirements under the 1940 Act;
..    May not invest in restricted securities; and
..    May not invest in illiquid securities.

The High Yield Bond Fund also:
..    May not invest more than 25% in securities of companies within a single industry;
..    Must meet the diversification requirements under the 1940 Act;
..    May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
..    May not invest more than 15% of net assets in illiquid securities.

The International Equity Fund also:
..    Must meet the diversification requirements under the 1940 Act;
..    May not invest in restricted securities;
..    May not invest in illiquid securities;
..    May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
..    May not invest more than 25% of its assets in securities of companies within a single industry.

The Mid Cap Growth Fund also:
..    May not invest more than 25% of its assets in securities of companies within a single industry;
..    Must meet the diversification requirements under the 1940 Act;
..    May not invest in restricted securities;
..    May not invest in illiquid securities; and
..    May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The New York Tax-Free Income Fund also:
..    Must invest at least 80% of its net assets in tax-exempt New York obligations;
..    May not invest in illiquid securities; and
..    May not invest in restricted securities.

The Pennsylvania Tax-Free Fund may not:
..    Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein;
..    Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies;
..    Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting;
..    Purchase securities of companies for the purpose of exercising control;
..    Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets;
..    Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts;
..    Issue senior securities except insofar as borrowing in accordance with the
     Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts;
..    Invest in or sell interests in oil, gas or other mineral exploration development programs; and
..    Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

The Short Maturity Government Fund also:
..    Must meet the diversification requirements under the 1940 Act;
..    May not invest in restricted securities; and
..    May not invest in illiquid securities.

The Small Company Fund also:
..    May not invest more than 25% of its assets in securities of companies within a single industry;
..    Must meet the diversification requirements under the 1940 Act;
..    May not invest in restricted securities
..    May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
..    May not invest in illiquid securities.

The Tax-Free Income Fund also:
..    Invests at least 80% of its net assets in securities of municipal issuers;
..    Must meet the diversification requirements under the 1940 Act;
..    May not invest in restricted securities;
..    May not invest more than 25% of its assets in securities of companies within a single industry;
..    May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
..    May not invest in illiquid securities.

The U.S. Treasury Money Market Fund also:
..    May not invest in restricted securities
..    Must meet the requirements of Rule 2a-7 under the 1940 Act.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental investment policies are established and made be changed by the Board of Directors/Trustees. The following are the Funds' non-fundamental investment policies.

To the extent a Fund invests in these derivatives, it will observe the following limitations:
..    It may not hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts.
..    It will buy options on individual securities only to hedge underlying securities that are owned by the Fund, or to close out transactions in options written.
..    It will sell options on individual securities only to generate additional income on securities that are owned by the Fund, or to close out transactions in options purchased.
..    It will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.
..    It will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.
..    It will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.
..    It will enter into default swaps on fixed-income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.
..    When entering into swap agreements, it will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.
..    When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

The Balanced Fund:
..    Must invest at least 25% of its assets in bonds;
..    May only purchase securities rated B3 or lower by Moody's or lower than B-
     by Standard and Poor's if the Fund's investment advisor believes the quality of the bonds is higher than indicated by the rating;
..    May not invest more than 20% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Advisor determines possess similar credit characteristics);;
..    May not invest more than 5% of its total assets in derivative positions;
..    May not invest more than 20% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Advisor determines possess similar credit characteristics); and
..    May not invest more than 25% of its net assets in repurchase agreements.

The Capital Markets Income Fund:
..    Must invest at least 20% of its assets in domestic investment-grade bonds;
..    May only purchase securities rated B3 or lower by Moody's or lower than B-
     by Standard and Poor's if the Fund's investment advisor believes the quality of the bonds is higher than indicated by the rating;
..    May not invest more than 35% of its assets in securities denominated in each of the Euro, the Pound Sterling and the Yen;
..    May not invest more than 10% of its assets in securities denominated in each of the Canadian Dollar, the Australian Dollar and the New Zealand Dollar;
..    May not invest more than 5% of its assets in securities denominated in any one other foreign currency;
..    May not invest more than 35% of its assets in foreign investment-grade government debt securities;
..    May not invest more than 35% of its assets in equity or equity-related securities;
..    May not invest more than 35% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Advisor determines possess similar credit characteristics);
..    May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant; and
..    May not invest more than 25% of its net assets in repurchase agreements.

The Capital Opportunity Fund:
..    Normally, invests at least 65% of its net assets in "growth" stocks of large-capitalization companies that are listed on U.S. exchanges or in the over-the-counter market;
..    May only purchase securities rated B3 or lower by Moody's or lower than B-
     by Standard and Poor's if the Fund's investment advisor believes the quality of the bonds is higher than indicated by the rating;
..    May not invest more than 5% of its assets in portfolio depositary receipts;
..    May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant;
..    May not invest more than 5% of its total assets in derivative positions;
..    May not invest in illiquid securities;
..    May not invest in restricted securities; and
..    May not invest more than 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers).

The Common Stock Fund:
..    May be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests, which essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss, for so long as the Fund is used as the underlying investment vehicle for a National Life separate account;
..    May not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
..    May not invest more than 5% of its total assets in derivative positions;

..    May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant; and
..    May not invest more than 25% of its net assets in repurchase agreements.

The Government Securities Fund:
..    May not change its policy of investing, under normal circumstances, at least 80% of its assets in government securities, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
..    May not invest more than 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities;
..    May not invest more than 5% of its total assets in derivative positions;
     and
..    May not invest more than 25% of its net assets in repurchase agreements.

The High Yield Bond Fund:
..    May not change its policy of investing, under normal circumstances, at least 80% of its assets in high-yield bonds, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
..    May not invest more than 20% of its total assets in common stocks;
..    May not own more than 20% of the outstanding debt securities of any issuer;
..    May not invest more than 5% of its total assets in derivative positions;
..    May not invest more than 25% of its net assets in the securities of foreign issuers, and only if they are denominated in U.S. dollars and are purchased and held by the Fund in the United States; and
..    May not invest more than 25% of its net assets in repurchase agreements.

The International Equity Fund:
..    May not change its policy of investing, under normal circumstances, at least 80% of its assets in equity securities unless the Fund provides its shareholders with 60 days' prior written notice of such change;
..    May not invest more than 40% of its assets in any one country;
..    May not invest more than 15% of its total assets in emerging markets;
..    Must invest at least 75% of its total assets are invested in securities of
     non-U.S. issuers;
..    May not invest more than 25% of its total assets in companies organized in the United States, and only if they have at least 50% of their assets and/or revenues outside the United States.
..    May not invest in convertible or debt securities rated below Baa by Moody's
     Investors Service, Inc. or BBB or higher by Standard & Poor's;
..    May not invest more than 5% of its total assets in derivative positions;
     and
..    May not invest more than 25% of its net assets in repurchase agreements.

The Mid Cap Growth Fund:
..    May not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
..    May not invest more than 5% of its total assets in derivative positions;
     and
..    May not invest more than 25% of its net assets in repurchase agreements.

The New York Tax-Free Income Fund :
..    May not invest more than 25% of its net assets in repurchase agreements;
..    May not invest more than 20% of its net assets in short-term New York municipal bonds;
..    May not invest more than 5% of its total assets in derivative positions;
..    May invest up to 100% of its assets in short-term debt obligations for temporary defensive reasons if the Fund's investment advisor anticipates a rise in interest rates; and
..    May not invest more than 5% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Advisor determines possess similar credit characteristics).

The Pennsylvania Tax-Free Fund may not:
..    May not invest more than 25% of its net assets in repurchase agreements;

..    Must invest at least 75% of its assets in municipal obligations rated "A"
     or higher by Moody's or by Standard & Poor's or, if not rated, bonds that, in the opinion of the Fund's investment advisor, have equivalent investment characteristics, or highly rated municipal notes or tax-exempt commercial paper;
..    May not invest in junk municipal bonds
..    May not invest more than 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities;
..    May not invest more than 5% of its total assets in derivative positions;
..    May invest up to 20% of its total assets in securities other than
     Pennsylvania municipal bonds that are rated in one of the two highest categories of either Standard & Poor's or Moody's as a temporary defensive position if the Fund's investment advisor anticipates a rise in interest rates; and
..    May not invest more than 25% of its total assets in securities rated in the fourth rating category by a nationally recognized statistical rating organization (or, if not rated, the Advisor determines possesses similar credit characteristics).

The Short Maturity Government Fund:
..    May not change its policy of investing, under normal circumstances, at least 80% of its assets in U.S. government securities with average lives, at the time of purchase, of three years or less, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
..    May not invest more than 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and
..    May not invest more than 25% of its net assets in repurchase agreements.

The Small Company Fund:
..    May not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
..    May not invest more than 5% of its total assets in derivative positions;
..    May not invest more than 5% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Advisor determines possess similar credit characteristics); and
..    May not invest more than 25% of its net assets in repurchase agreements.

The Tax-Free Income Fund:
..    May not invest more than 5% of its total assets in lower-rated municipal bonds;
..    May not invest more than 5% of its total assets in derivative positions;
..    May invest up to 100% of its assets in short-term debt obligations for temporary defensive reasons if the Fund's investment advisor anticipates a rise in interest rates; and
..    May not invest more than 25% of its net assets in repurchase agreements.

The U.S. Treasury Money Market Fund:
..    May not change its policy of investing, under normal circumstances, at least 80% of its assets in U.S. Treasury securities, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
..    May not invest more than 5% of its total assets in derivative positions;
..    May not invest more than 10% of its total assets in shares of institutional money market funds, and only if they invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities. and
..    May not invest more than 25% of its net assets in repurchase agreements.

Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

In order to permit the sale of Pennsylvania Tax-Free Fund shares in certain states, the Pennsylvania Tax-Free Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Tax-Free Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds (except for the Capital Opportunity Fund, whose investments in repurchase agreements are discussed separately below) will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds, except for the Capital Opportunity Fund, will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

Illiquid and Restricted Securities. The High Yield Bond Fund and the Capital Markets Income Fund may invest in Rule 144A Securities and corporate loans; however, each of the High Yield Bond Fund's and the Capital Markets Income Fund's investment in illiquid securities is limited to 15% of its net assets. The Balanced fund may not invest in illiquid securities, except Rule 144A securities that are deemed liquid. In promulgating Rule 144A under the Securities Act of 1933 ("Securities Act"), the SEC stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor or subadvisor provided the board retains sufficient oversight. The Board of Directors of the Company will consider the adoption of policies and procedures for the Balanced, High Yield Bond Fund and the Capital Markets Income Fund for the purpose of determining whether Rule 144A Securities and, for the High Yield Bond and Capital Markets Income Funds, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor or applicable subadvisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board of Directors will review periodically purchases and sales of Rule 144A Securities by the Balanced, Capital Markets Income and High Yield Bond Funds, and corporate loans by the High Yield Bond Fund and the Capital Markets Income Fund.

To the extent that liquid Rule 144A Securities or corporate loans or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor (or the subadvisor), under the supervision of the Board of Directors, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

If an investment becomes illiquid, the affected Fund's Advisor or subadvisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

Derivative Transactions

General. The fixed income Funds may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

     The Balanced, Capital Opportunity, Common Stock, International Equity, Mid Cap Growth and Small Company Funds may (a) purchase and sell exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) purchase and sell futures contracts on indices of equity securities, and (c) other securities, such as exchange-traded funds, which replicate the performance of specific "baskets" of stocks.

Each of these Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

The Capital Markets Income Fund may engage in the derivatives transactions permitted for the fixed-income Funds with respect to its fixed income investments, and may engage in covered call option writing with respect to its equity securities, but may not otherwise engage in the derivatives transactions permitted for the equity Funds.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, and indexes of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Fund.

Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.

Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A Fixed-Income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates. The Funds will enter into swaps only within the internal limitations specified below.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund's risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Commodity Pool Operator. The use of derivative instruments is subject to applicable regulations of the Commodity Futures Trading Commission ("CFTC"). The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, are not subject to registration or regulation by the CFTC as a commodity pool operator under the CEA.

Asset Coverage for Futures Contracts and Options. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

Securities Lending Program. In securities lending program, the Fund may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent would pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund would retain the authority to terminate a securities loan. The Fund would pay reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund would receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan ("substitute payments"). The Fund would retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund's custodian, subject to compliance with all applicable laws, regulations and orders.

Considerations and Risks Applicable to the Fixed-Income Funds. The High Yield Bond Fund may invest without limitation, the Capital Markets Income Fund may invest up to 35% of its assets, the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, and each of the New York Tax-Free Income Fund and the Tax-Free Income Fund may invest up to 5% of its total assets, in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. For Funds other than the High Yield Bond Fund and the Capital Markets Income Fund, investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. These Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default. The risks of below-investment grade securities are described further in the Prospectus.

When Issued Purchases. The High Yield, Capital Markets Income, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Advisor or Evergreen Investment Management Company ("Evergreen"), the subadvisor to the High Yield and Capital Markets Income Funds, believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

Tax-Exempt Obligations. The Tax-Free Income Fund, the New York Tax-Free Income Fund and the Pennsylvania Tax-Free Fund (collectively, the "Tax-Exempt Funds") may invest in municipal obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended ("Code") which may subject certain investors to a federal alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Tax-Free Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

The Pennsylvania Tax-Free Fund will attempt to invest 100% of its assets in Pennsylvania obligations, and the New York Tax-Free Income Fund will attempt to invest 100% of its assets in New York obligations. Pennsylvania obligations and New York obligations are generally those the interest from which, in the opinion of the issuer's bond counsel, is excludable from gross income for federal income tax purposes and is exempt from Pennsylvania, and New York state and City, personal income taxes, respectively. As a matter of fundamental policy, the Pennsylvania and New York Tax-Free Income Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania obligations or New York obligations, respectively, which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Tax-Free Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Tax-Free Income Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A.

During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Tax-Free Income Funds may invest not more than 20% of their assets in obligations, the interest on which , in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes but not exempt from New York or Pennsylvania personal income tax, as applicable (such as obligations issued by states other than Pennsylvania or New York, respectively) or conversely is exempt only from Pennsylvania or New York personal income taxes, respectively but not excludable from gross income for federal income tax purposes (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three Tax-Exempt Funds may make temporary investments in high-quality obligations, the interest on which is not excludable from gross income for federal income tax purposes or , for the New York Tax-Free Income Fund and the Pennsylvania Tax-Free Fund, the respective state and local personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

Variable or Floating Rate Notes. The Tax-Exempt Funds may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards. In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is excludable from gross income for federal income tax purposes and, in the case of the New York and Pennsylvania Tax-Free Funds, exempt from New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Municipal Bond Insurance. Certain of the municipal obligations held in the portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

Other Matters Specific to the New York Tax-Free Income Fund. The New York Tax-Free Income Fund is a non-diversified series of the Company under the 1940 Act. Therefore, the New York Tax-Free Income Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the New York Tax-Free Income Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Tax-Free Income Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

Because under normal conditions the New York Tax-Free Income Fund invests at least 80% of its assets in New York obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. The New York economy suffered more than the nation as a whole during the recession, due to the September 11, 2001 devastation of downtown New York City and the importance of the finance and tourism industries to the New York economy. Only now are there signs of an economic turnaround. In every year, many uncertainties exist in the forecast of the national and New York economies. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with New York personal income tax receipts, are finance sector bonus income and capital gains realizations. There are several risks that could adversely affect the U.S. economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as postponement of investment plans by businesses. The Advisor does not believe that the current economic conditions in New York will have a significant adverse effect on the Fund's ability to invest in high quality New York municipal bonds. See Appendix B - "Economic Conditions in New York" for additional information regarding these factors.

A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the New York Tax-Free Income Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly taxable interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions of such gains are generally considered ordinary income for federal income tax purposes.

Other Matters Specific to the Pennsylvania Tax-Free Fund. The Pennsylvania Tax-Free Fund is registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Tax-Free Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Tax-Free Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Tax-Free Income Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Tax-Free Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Tax-Free Fund's net asset value per share to greater fluctuations.

Because the Pennsylvania Tax-Free Fund invests at least 80% of its assets in Pennsylvania obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania. See Appendix C - "Economic Conditions in Pennsylvania" for additional information regarding these factors.

The Pennsylvania Tax-Free Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Tax-Free Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly taxable interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions of such gains are generally considered ordinary income for federal income tax purposes.

In addition, the Pennsylvania Tax-Free Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or (ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Tax-Free Fund would seek to notify shareholders before changing any of these policies.

Considerations Applicable to the Capital Opportunity Fund

Cash Position. In order to afford the Capital Opportunity Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. When the analysis of economic and technical market factors by the Advisor, suggests that common stock prices will decline sufficiently that a temporary defensive position is deemed advisable, the Fund may invest in high-grade senior securities or U.S. Government securities or retain cash or cash equivalents, all without limitation.

Repurchase Agreements. Like the other Funds, the Capital Opportunity Fund may invest in repurchase agreements. Repurchase agreements the Fund will enter into will usually be for periods of one week or less, and the value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears the same risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations that is discussed above. The Advisor reviews the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, the Capital Opportunity Fund may invest up to 5% of its total assets in Portfolio Depositary Receipts, which are exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Fund may invest in Standard & Poor's Depositary Receipts(R) (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts(R) (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.

Foreign Securities. The Capital Opportunity Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S.

dollar denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

The Capital Opportunity Fund may purchase ADRs, ADSs or U.S. dollar-denominated securities of foreign issuers which are not subject to the 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

Considerations and Risks Applicable to the International Equity Fund, and to a Lesser Extent to the Capital Markets Income Fund

Foreign Currency Transactions. The value of the assets of the International Equity Fund, and the portion of the Capital Markets Income Fund investing in foreign securities, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Funds may incur costs in connection with conversions between various currencies.

The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by a Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds' portfolio securities or prevent loss if the prices of such securities should decline.

The International Equity and Capital Markets Income Funds may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Advisor, INVESCO Global Asset Management (N.A.), Inc., the International Equity Fund's subadvisor ("INVESCO") or Evergreen believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Funds. The Funds' custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Funds' total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Funds' commitments with respect to such contracts. Under normal circumstances, the Funds expect that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

The Funds will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Funds' net assets on a daily basis, thereby providing an appropriate measure of the Funds' financial position and changes in financial position.

Foreign Securities for Funds other than the International Equity and Capital Markets Income Funds. Before foreign securities are purchased for Funds other than the International Equity and Capital Markets Income Funds, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

MANAGEMENT OF THE FUNDS

The officers of the Company and the Pennsylvania Tax-Free Fund run the day-to-day operations of the Funds under the supervision of the Company's Board of Directors and the Pennsylvania Tax-Free Fund's Board of Trustees (together, "Boards"), which consist of the same eleven individuals ("Directors/Trustees"). The Advisor, under agreements with the Company and the Pennsylvania Tax-Free Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of INVESCO with respect to the International Equity Fund, and Evergreen with respect to the Capital Markets Income Fund. See "The Investment Advisor", below.

During the fiscal year ended November 30, 2004, the Audit, Compliance and Pricing Committee ("Audit Committee") of each Board of Directors/Trustees, which is each comprised of four non-interested Directors/Trustees, held five meetings. Each Audit Committee reviews reports by management and the independent auditor relating to the integrity of the Funds' financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Funds' independent auditor; oversees the quality, clarity and objectivity of the Funds' financial statements and the independent audit thereof; provides an avenue of communication among the Boards, management, and the independent auditor; acts as a liaison between the Boards and the Chief Compliance Officer of the Funds ("CCO"), and monitors the performance by the CCO of the CCO's responsibilities under the procedures approved by the Boards pursuant to Rule 38a-1 under the Investment Company Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Funds; and oversees the conflicts review process. The Boards have adopted a written charter for the Audit Committee of each Board.

The Governance, Contracts and Nominating Committee ("Governance Committee") of each Board held three meetings during the fiscal year ended November 30, 2004. With respect to governance matters, each Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, director compensation and director self-assessment. With respect to nominations of independent directors, each Governance Committee reviews the composition of the Boards, considers nominations for independent director membership on the Boards and evaluates candidates' qualifications for Board membership and their independence from the Funds' investment advisors and other principal service providers. When considering nominations, each Committee may consider referrals from a variety of sources, including current directors, management of the Funds, the Funds' legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds' communications to shareholders. In its evaluation of potential nominees, each Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Boards, with consideration being given to the person's business and professional experience, the specific financial, technical or other expertise possessed by the person and the person's reputation for high ethical standards and personal and professional integrity. Independent director nominee recommendations from shareholders should be sent to the Secretary of the Company or the Pennsylvania Tax-Free Fund, as applicable. With respect to contract matters, each Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements (including any subadvisory agreements), administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds; monitors the performance of the advisors to the Funds (including any subadvisors), the distributor, and the administrative services providers.

Biographical Information. The Directors/Trustees who are not deemed an "interested person", as defined in the 1940 Act, are listed below together with information regarding their age, address and business experience during the past five years. Each of the Directors/Trustees oversee all of the 14 mutual funds that make up the Sentinel Funds, which is comprised of the thirteen series of Sentinel Group Funds, Inc. and the Sentinel Pennsylvania Tax-Free Trust. Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after such Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' governing documents or by statute.

                                  Position and Length      Principal Occupation(s) During         Public
Name, Address, Age                of Time Served           Past Five Years                        Directorships
--------------------------------- ------------------------ -------------------------------------- ------------------
John D. Feerick (68)              Director/Trustee,        Fordham University School of Law -     Wyeth -
140 West 62nd Street              since 1984               Dean, 1982 to 2002; Professor of       Director, 1987
New York, New York 10023                                   Law, 2002 to present; Trustee - New    to present
                                                           York Medical College, since 2000;
                                                           GHI - Director, since 1999; American
                                                           Arbitration Association - Former
                                                           Director and Chair
--------------------------------- ------------------------ -------------------------------------- ------------------
Richard I. Johannesen, Jr. (70)   Director/Trustee,        Bond Market Research Department,
National Life Drive               since 1994; Audit,       Salomon Brothers Inc. - Vice
Montpelier, Vermont  05604        Compliance & Pricing     President and Manager (Retired)
                                  Committee Chair, since
                                  2004
--------------------------------- ------------------------ -------------------------------------- ------------------
Keniston P. Merrill (68)          Director/Trustee,        Sentinel Advisors Company - Chair
National Life Drive               since 1987; Chair,       and Chief Executive Officer, 1993 to
Montpelier, Vermont  05604        1990-1997                1997; American Guaranty & Trust
                                                           Company - Director, 1993 to 1997
--------------------------------- ------------------------ -------------------------------------- ------------------
Deborah G. Miller (55)            Director/Trustee,        Enterprise Catalyst Group - Chief      Libbey Inc. -
National Life Drive               since 1995               Executive Officer, since 1999;         Director, since
Montpelier, Vermont  05604                                 Digital Equipment Corporation - Vice   2003
                                                           President-Americas Systems Business
                                                           Unit, 1995 to 1998

                                  Position and Length      Principal Occupation(s) During         Public
Name, Address, Age                of Time Served           Past Five Years                        Directorships
--------------------------------- ------------------------ -------------------------------------- ------------------
John Raisian, Ph.D. (55)          Director/Trustee,        Hoover Institution at Stanford
National Life Drive               since 1996               University - Director and Senior
Montpelier, Vermont  05604                                 Fellow, since 1991; Stanford Faculty
                                                           Club - Director,
                                                           since 1994; Editorial
                                                           Board, Journal of
                                                           Labor Research -
                                                           Member, since 1983;
                                                           American Economic
                                                           Association, World
                                                           Affairs Council,
                                                           Council of Foreign
                                                           Relations, National
                                                           Association of
                                                           Scholars - Member
--------------------------------- ------------------------ -------------------------------------- ------------------
Nancy L. Rose (46)                Director/Trustee,        Massachusetts Institute of             Charles River
National Life Drive               since 2003               Technology - Professor of Economics,   Associates, Inc.
Montpelier, Vermont  05604                                 since 1985; National Bureau of         - Director,
                                                           Economic Research - Director of        since 2004
                                                           Industrial Organization Research
                                                           Program, since 1990
--------------------------------- ------------------------ -------------------------------------- ------------------
Richard H. Showalter (57)         Director/Trustee,        Dartmouth-Hitchcock Alliance and
National Life Drive               since 2003               Mary Hitchcock Memorial Hospital -
Montpelier, Vermont  05604                                 Senior Vice President and Chief
                                                           Financial Officer, since 1985;
                                                           Dartmouth-Hitchcock Clinic - Senior
                                                           Vice President and Chief Financial
                                                           Officer, since 1999;
                                                           Dartmouth-Hitchcock Medical Center -
                                                           Treasurer, since 1995
--------------------------------- ------------------------ -------------------------------------- ------------------
Susan M. Sterne (59)**            Director/Trustee,        Economic Analysis Associates, Inc. -
5 Glen Court                      since 1990               President and Chief Economist, since
Greenwich, Connecticut                                     1979
06830-4505

--------------------------------- ------------------------ -------------------------------------- ------------------
Angela E. Vallot (48)             Director/Trustee,        Angela Vallot Management Consulting,
National Life Drive               since 1996; ;            since 2003; Colgate-Palmolive
Montpelier, Vermont  05604        Governance, Contracts    Company - Vice President of Global
                                  & Nominating Chair,      Workplace Initiatives, 2001 to 2003;
                                  since 2004               Texaco, Inc. - Director of
                                                           Stakeholder Relations, 1997 to 2001;
                                                           Arent, Fox, Kintner, Plotkin and
                                                           Kahn (law firm) - Of Counsel,
                                                           1989-1997; Jones, Day, Reavis and
                                                           Pogue (law firm) - Associate,
                                                           1985-1989; District of Columbia
                                                           Retirement Board - Trustee, 1992-1996

Certain biographical and other information relating to the Directors/Trustees who are officers and "interested persons" of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below. Mr. MacLeay and Mr. Thwaites oversee all of the Sentinel Funds, which include the thirteen series of Sentinel Group Funds, Inc. and the Sentinel Pennsylvania Tax-Free Fund. Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after such Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' governing documents or by statute. Each elected officer is elected by, and serves at the pleasure of, the Boards of the Funds.

                                      Position and Length   Principal Occupation(s) During Past Five      Public
     Name, Address, Age               of Time Served        Years                                         Directorships
     -------------------------------- --------------------- --------------------------------------------- -----------------
     Thomas H. MacLeay (56)           Chair, since 2003;    National Life Insurance Company -  Chairman   Sentinel
     National Life Drive              Chief Executive       of the Board, President and Chief Executive   Variable
     Montpelier, Vermont  05604       Officer 2003-2005     Officer, since 2002; President and Chief      Products Trust
                                                            Operating Officer, 1996 to 2001; and Chief    (7)
                                                            Financial Officer, 1991 to 1996; Sentinel
                                                            Variable Products Trust - Chairman, since
                                                            2004; Chief Executive Officer, 2004 to 2005
     -------------------------------- --------------------- --------------------------------------------- -----------------
     Christian W. Thwaites (47)       President, Chief      NL Capital Management, Inc., Sentinel         None
     National Life Drive              Executive Officer     Advisors Company  - President & Chief
     Montpelier, Vermont  05604       and Director/         Executive Officer, since 2005; National
                                      Trustee,              since 2005 Life Insurance Company - Executive
                                                            Vice President, since 2005; Sentinel Variable
                                                            Products Trust - President and Chief
                                                            Executive Officer, since 2005; Skandia Global
                                                            Markets - Chief Executive Officer, 1996 to
                                                            2004
     -------------------------------- --------------------- --------------------------------------------- -----------------
     Thomas P. Malone (49)            Vice President and    Sentinel Administrative Service Company -     N/A
     National Life Drive              Treasurer, since      Vice President, since 1997; Assistant Vice
     Montpelier, Vermont  05604       1997; Assistant       President, 1990 to 1997; Sentinel Variable
                                      Vice President,       Products Trust - Vice President and
                                      1990 to 1997          Treasurer, since 2000
     -------------------------------- --------------------- --------------------------------------------- -----------------
     John K. Landy (44)               Vice President,       Sentinel Administrative Service Company -     N/A
     National Life Drive              since 2002            Senior Vice President, since 2003; Vice
     Montpelier, Vermont 05604                              President, 1997 to 2003; Sentinel Variable
                                                            Products Trust - Vice President, since 2004
     -------------------------------- --------------------- --------------------------------------------- -----------------
     Scott G. Wheeler (39)            Assistant Vice        Sentinel Administrative Service Company -     N/A
     National Life Drive              President and         Assistant Vice President, since 1998;
     Montpelier, Vermont 05604        Assistant             Sentinel Variable Products Trust -
                                      Treasurer, since      Assistant Vice President and Assistant
                                      1998                  Treasurer, since 2004
     -------------------------------- --------------------- --------------------------------------------- -----------------
     Kerry A. Jung (32)               Secretary, since 2005 National Life Insurance Company  - Senior     N/A
     National Life Drive                                    Counsel, since 2005; Sentinel Variable
     Montpelier, VT  05604                                  Products Trust - Secretary, since 2005;
                                                            Equity Services, Inc.;  Sentinel Advisors
                                                            Company; NL Capital Management, Inc;
                                                            Sentinel Financial Services Company;
                                                            Sentinel Administrative Service Company -
                                                            Counsel, since 2005; Strong Financial
                                                            Corporation - Managing Counsel, 2004-2005;
                                                            Associate Counsel, 2000 to 2004

                                      Position and Length   Principal Occupation(s) During Past Five      Public
     Name, Address, Age               of Time Served        Years                                         Directorships
     -------------------------------- --------------------- --------------------------------------------- -----------------

     D. Russell Morgan (50)           Chief Compliance      Sentinel Advisors Company, NL Capital         N/A
     National Life Drive              Officer, since        Management, Inc., National Life Variable
     Montpelier, Vermont  05604       2004; Secretary,      Products Separate Accounts - Chief
                                      1988-2004             Compliance Officer, since 2004; Sentinel
                                                            Variable Products Trust - Chief Compliance
                                                            Officer, since 2004; Secretary, 2000 -
                                                            2004;  National Life Insurance Company -
                                                            Assistant General Counsel, 2001 to 2004;
                                                            Senior Counsel, 2000 to 2001; Counsel, 1994
                                                            to 2000; Equity Services, Inc. - Counsel,
                                                            1986 to 2004; Sentinel Advisors Company,
                                                            NL Capital Management, Inc.,  Sentinel
                                                            Financial Services Company,  Sentinel
                                                            Administrative Service Company - Counsel,
                                                            1993 to 2004

Mr. MacLeay is an interested person of the Funds because he is also Chairman, President and Chief Executive Officer of National Life. Mr. Thwaites is an interested person of the Funds because he is also President and Chief Executive Officer of the Advisor and NL Capital Management, Inc. and Executive Vice President of National Life. The officers and Directors/Trustees of the Funds who are employees of National Life or its subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $18,000 plus $2,250 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Tax-Free Fund pays to each such trustee an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended by such trustee. Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Prior to March 10, 2005, if the Audit Committee held a meeting on a day on which there was not a meeting of the full Board, each member of the Audit Committee who attended the meeting was paid $500. The Company and the Pennsylvania Tax-Free Fund also reimburse Directors/Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Funds during the fiscal year ended November 30, 2004 to the officers and Directors/Trustees of the Funds as a group was $456,981.

The following table sets forth for the fiscal year ended November 30, 2004 compensation paid by the Company and by the Pennsylvania Tax-Free Fund to the non-interested Directors/Trustees of the Funds:

                                                                     Pension or       Pension or       Total
                                                 Aggregate           Retirement       Retirement       Compensation
                                                 Compensation        Benefits         Benefits         from Fund
Name of                       Aggregate          From                Accrued as       Accrued as       and Sentinel
Director/                     Compensation       Pennsylvania        Part of Fund     Part of Trust    Pennsylvania
Trustee                       from Company/1/    Tax-Free Trust/1/   Expense          Expense          Tax-Free Trust
---------------------------   ----------------   -----------------   --------------   --------------   ----------------
Richard J. Borda/2/           $         10,500   $           1,233   None             None             $        11,773
John D. Feerick                         31,500               3,700   None             None                      32,200
Richard I. Johannesen                   34,250               3,900   None             None                      38,150
Keniston P. Merrill                     33,750               3,900   None             None                      37,650
Deborah G. Miller                       33,750               3,900   None             None                      37,650
John Raisian                            31,500               3,700   None             None                      35,200
Nancy L. Rose                           33,750               3,900   None             None                      37,650
Richard H. Showalter, Jr.               33,750               3,900   None             None                      37,650
Susan M. Sterne                         34,250               3,900   None             None                      38,150
Angela E. Vallot                        33,750               3,900   None             None                      37,650

/1/ As of November 30, 2004, the total amount of deferred compensation (including interest) payable to or accrued for Ms. Miller is $127,653, for Mr. Raisian is $25,948, for Ms. Rose is $20,554, and for Ms. Vallot is $126,320.
/2/  Retired from the Board effective March 31, 2004.

Share Ownership. Information relating to each Director's/Trustee's share ownership in the Funds as of December 31, 2004 is set forth in the chart below. The dollar ranges are as follows:

A.   None
B.   $1 to $10,000
C.   $10,001 to $50,000
D.   $50,001 to $100,000
E.   over $100,000

     For purposes of the chart below, the Funds are designated as follows

BL  -  Balanced Fund                    MC  -  Mid Cap Growth Fund
CM  -  Capital Markets Income Fund      MM  -  U.S. Treasury Money Market Fund
CO  -  Capital Opportunity Fund         NY  -  New York Tax-Free Income Fund
CS  -  Common Stock Fund                SC  -  Small Company Fund
GS  -  Government Securities fund       SM  -  Short Maturity Government Fund
HY  -  High Yield Bond Fund             TF  -  Tax-Free Income Fund
IE  -  International Equity Fund

                                   Aggregate Dollar    Aggregate Dollar Range
                                   Range of Equity in  of Securities in All of
Name                               each Fund           the Funds
---------------------------------  ------------------  -------------------------
Interested Director:

Thomas H. MacLeay/1, 3/            CS - E              E
                                   CO - E/4/
                                   GS - E/4/
                                   IE - E
                                   MC - E
                                   MM - B
                                   SC - E
                                   SM - E
Christian W. Thwaites/1, 2, 3/     CS - B              C
                                   GS - B
                                   IE - B
                                   MC - B

Non-Interested Directors/Trustee:

John D. Feerick                    CO - C4             E
                                   CS - D
                                   IE - E
                                   MC - C
                                   SC - D


Richard I. Johannesen, Jr.         MM - C              C
                                   SM - C

Keniston P. Merrill                MM - E              E

Deborah G. Miller/3/               CO - B4             E
                                   HY - B
                                   MC - D
                                   SC - D

                                   Aggregate Dollar    Aggregate Dollar Range
                                   Range of Equity in  of Securities in All of
Name                               each Fund           the Funds
---------------------------------  ------------------  -------------------------
John Raisian/3/                    CO - B4             C
                                   CS - B
                                   HY - B
                                   IE - B
                                   MC - B
                                   SC - B

Nancy L. Rose                      BL - B              C
                                   CO - B
                                   CS - B
                                   HY - B
                                   IE - B
                                   MC - B4
                                   SC - C
                                   SM - B
Richard H. Showalter/3/                                A

Susan M. Sterne                    CM - C              C

Angela E. Vallot/3/                CO - B4             E
                                   CS - B
                                   GS - C4
                                   HY - B
                                   IE - C
                                   MC - C
                                   SC - C

/1/ Mr. MacLeay and Mr. Thwaites had indirect ownership positions in the listed Funds through National Life's 401(k) plan. These positions were excluded when calculating the dollar ranges shown.
/2/ Mr. Thwaites first became a Director in 2005. Share ownership listed for Mr. Thwaites is as of June 30, 2005.
/3/ These Directors/Trustees indirectly invested in the Funds through a deferred compensation plan, which is included in the above. Mr. Showalter began participating as of January 1, 2005.
/4/ The holdings in the Capital Opportunity, Government Securities and Mid Cap Growth Funds include holdings in the Growth Index, Bond and Core Mid Cap Funds, respectively. The Bond, Core Mid Cap and Growth Index Funds reorganized into the Government Securities, Mid Cap Growth and Capital Opportunity Funds, respectively, as of the close of the market on September 23, 2005.

Codes of Ethics. The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Funds, and the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restricts certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

PORTFOLIO MANAGERS

Portfolio Manager Compensation.

Sentinel Advisors Company

All portfolio managers of non-subadvised Funds are compensated by a combination of fixed salaries and incentive compensation. The fixed salary portion of compensation is based on comparative investment management industry data. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Portfolio managers who manage more than one fund and/or also manage accounts for National Life Insurance Company and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Advisor's chief executive officer.

In the case of the non-subadvised fixed-income Funds, the Advisor determines an appropriate portion of total incentive compensation to be based on relative Fund performance, with other portions of total incentive compensation based on results achieved in the portions of the National Life Insurance Company and Life Insurance Company of the Southwest portfolios for which such portfolio managers are responsible (National Life Insurance Company and Life Insurance Company of the Southwest are affiliates of the Advisor). This determination is based on the effort devoted to each of the portfolios managed, as well as the Advisor's view of overall fairness and creation of appropriate incentives.

A portion of the incentive compensation for Messrs. Brownlee, Lee, Manion and Schwartz is deferred and invested in one or more publicly available Sentinel funds. In addition, for all portfolio managers, the Advisor and/or an affiliate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the chief executive officers of the Advisor and National Life Insurance Company based on overall results for the National Life Insurance Company and its affiliates, an evaluation of individual performance, and other factors they determine.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the National Life and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.

INVESCO Global Asset Management (N.A.), Inc. ("INVESCO")

INVESCO seeks to maintain a compensation structure that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market as well as to adjust the factors used to determine bonuses. INVESCO evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

Base Salary. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of an independent compensation survey of the investment management industry.

Annual Bonus. Each portfolio manager is paid an annual cash bonus. Generally, the majority of the bonus is performance driven, base don the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP Plc stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Evergreen Investment Management Company

Portfolio managers' compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility.

The annual bonus has an investment performance component and a subjective evaluation component. The amount of the investment performance component is based on the investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior three years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. The investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager were to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

The investment performance component of Ms. Avutu's bonus is determined based on comparisons to Lipper large cap core, Lipper utility, Lipper equity income and Lipper multicap value composites. The investment performance component of Mr. Erikson's and Mr. Sternberg's bonuses are determined based on comparisons to Callan high yield, Lipper high yield and Lipper multi-sector income composites.

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, Evergreen's publicly traded parent company, based on their performance and/or positions held with Evergreen.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

..    medical, dental, vision and prescription benefits,
..    life, disability and long-term care insurance,
..    before-tax spending accounts relating to dependent care, health care, transportation and parking, and
..    various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to Evergreen employees. Senior level employees in Evergreen, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Portfolio Managers' Fund Ownership

For each Fund other than the U.S. Treasury Money Market Fund, the following table shows the dollar range of shares owned beneficially and of record by the person(s) who are primarily responsible for the day-to-day management of the Fund (each a "portfolio manager"), including investments by their immediate family members.

In the case of INVESCO, the investment team is under the direction of the Chief Investment Officer, Erik B. Granade. The portfolio managers with the most significant responsibility within the investment team are listed below.

A.   None
B.   $1 to $10,000
C.   $10,001 to $50,000
D.   $50,001 to $100,000
E.   $100,000 to $500,000

                                                                         Aggregate Dollar
                                                                         Range of Equity in
                                                                         the Fund as of
     Portfolio Manager            Fund(s) Managed                        November 30, 2004
     --------------------------   ------------------------------------   ------------------
     Advisor

     David M. Brownlee            Balanced Fund                          A
                                  Government Securities Fund             C/1/
                                  Short Maturity Government Fund         C

     Kenneth J. Hart              New York Tax-Free Income Fund          A
                                  Pennsylvania Tax-Free Fund             A
                                  Tax-Free Income Fund                   A

     Robert L. Lee                Capital Opportunity Fund               B/1/
                                  Mid Cap Growth Fund                    E/1/

     Daniel J. Manion             Balanced Fund                          A
                                  Capital Opportunity Fund               /1, 2/
                                  Common Stock Fund                      D

     Charles C. Schwartz          Small Company Fund                     C

     Betsy Pecor                  Small Company Fund                     D3

     Daniel E. Gass               High Yield Bond Fund                   C4

     INVESCO

     Erik B. Granade              International Equity Fund              C
     Michele T. Garren            International Equity Fund              A
     Ingrid E. Baker              International Equity Fund              A
     W. Lindsay Davidson          International Equity Fund              A
     Kent A. Starke               International Equity Fund              A

     Evergreen

     Dana Erikson                 Capital Markets Income Fund            A
     Sujatha R. Avutu             Capital Markets Income Fund            A
     Edgardo R. Sternberg         Capital Markets Income Fund            A

/1/ The holdings in the Capital Opportunity, Government Securities and Mid Cap Growth Funds include holdings in the Growth Index, Bond and Core Mid Cap Funds, respectively. The Bond, Core Mid Cap and Growth Index Funds reorganized into the Government Securities, Mid Cap Growth and Capital Opportunity Funds, respectively, as of the close of the market September 26, 2005.
/2/ As of August 31, 2005. Mr. Manion became portfolio co-manager of the Capital Opportunity Fund effective September 26, 2005.
/3/ As of April 30, 2005. Ms. Pecor became portfolio co-manager of the Small Company Fund effective June 20, 2005.
/4/ As of July 31, 2005. Mr. Gass became portfolio manager of the High Yield Bond Fund effective September 1, 2005.

Portfolio Management Conflicts of Interest

In addition to managing the assets of one or more Funds, each portfolio manager may have responsibility for managing other client accounts of the Advisor or subadvisor. The tables below show, for the portfolio manager(s) of each Fund other than the U.S. Treasury Money Market Fund, the number and asset size of the following types of accounts that he or she manages (if any): (1) SEC registered investment companies (or series thereof) other than the Company or the Pennsylvania Tax-Free Fund; (2) pooled investment vehicles that are not registered investment companies; and (3) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Except as noted, the information is provided as of November 30, 2004.

    Portfolio Managers' Management of Registered Investment Companies/Series
            Other Than the Company or the Pennsylvania Tax-Free Fund

                                                                          Number of          Total Assets of
                                                                          Companies/         Companies/
                                Number of                                 Series with        Series with
                                Companies/        Total Assets as of      Performance-       Performance-Based
     Portfolio Manager          Series            November 30, 2004       Based Fee          Fee
     ------------------------   ---------------   ---------------------   ----------------   ------------------
     Advisor

     David M. Brownlee          2                 $43.0 million           None               None
     Robert L. Lee              1                 $27.4 million           None               None
     Betsy Pecor                1                 $50.2 million1          None               None
     Daniel J. Manion           2                 $73.5 million           None               None
     Charles C. Schwartz        1                 $51.9 million           None               None

     INVESCO

     Erik B. Granade            3                 $595.5 million          None               None
     Michele T. Garren          3                 $595.5 million          None               None
     Ingrid E. Baker            3                 $595.5 million          None               None
     W. Lindsay Davidson        3                 $595.5 million          None               None
     Kent A. Starke             3                 $595.5 million          None               None

     Evergreen

     Dana Erikson               6                 $4.090 billion2         None               None
     Sujatha R. Avutu           2                 $1.469 billion3         None               None
     Edgardo R. Sternberg       2                 $491.9 million4         None               None

/1/ As of April 30, 2005. Ms. Pecor became co-manager of the Small Company Fund effective June 30, 2005.
/2/ Of the six other registered investment companies managed by Mr. Erikson, he is fully responsible for three but, as of November 30, 2004, was responsible only for approximately $841.1 million of the $1,359.6 million in assets in the others.
/3/ Of the two other registered investment companies managed by Ms. Avutu, she is fully responsible for one but, as of November 30, 2004, was responsible only for approximately $42.0 million of the $115.5 million in assets in the other.
/4/ Of the two other registered investment companies managed by Mr. Sternberg, he is not fully responsible for either fund and, as of November 30, 2004, was responsible only for approximately $87.4 million of the approximately $491.9 million in assets in the funds.

          Portfolio Managers' Management of Pooled Investment Vehicles
                   Other Than Registered Investment Companies

                                                                                        Total Assets
                                                                       Number of        of Vehicles
                                                                       Vehicles with    with
                                  Number of                            Performance      Performance
       Portfolio Manager          Vehicles          Total Assets       - Based Fee      -Based Fee
       ------------------------   ---------------   ----------------   --------------   ------------------
       INVESCO

       Erik B. Granade            8                 $2.113 billion     None             None
       Michele T. Garren          8                 $2.113 billion     None             None
       Ingrid E. Baker            8                 $2.113 billion     None             None
       W. Lindsay Davidson        8                 $2.113 billion     None             None
       Kent A. Starke             8                 $2.113 billion     None             None

                   Portfolio Managers' Management of Accounts
                     That Are Not Pooled Investment Vehicles

                                                                  Number of          Total Assets of
                                                                  Accounts with      Accounts with
                           Number of                              Performance-       Performance-Based
Portfolio Manager          Accounts          Total Assets         Based Fee          Fee
------------------------   ---------------   ------------------   ----------------   ------------------
Advisor

David M. Brownlee          4                 $2.897 billion       None               None
Daniel E. Gass             1                 $380 million/1/      None               None
Robert L. Lee              1                 $6.4 million         None               None
Daniel J. Manion           1                 $31.4 million        None               None
Charles C. Schwartz        1                 $6.2 million         None               None
                                                                  None               None
INVESCO                                                           None               None

Erik B. Granade            146               $11.664 billion      None               None
Michele T. Garren          146               $11.664 billion      None               None
Ingrid E. Baker            146               $11.664 billion      None               None
W. Lindsay Davidson        146               $11.664 billion      None               None
Kent A. Starke             146               $11.664 billion      None               None

Evergreen

Edgardo R. Sternberg       1                 $2.9 million         None               None

/1/ As of July 31, 2005. Mr. Gass became the portfolio manager of the High Yield Bond Fund effective September 1, 2005.

Sentinel Advisors Company

The Advisor is primarily owned by National Life Insurance Company, which is also in the business of marketing life insurance and annuity policies to the public. In the course of its business National Life maintains substantial investment portfolios for its own account, primarily in domestic fixed income securities. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for a National Life portfolio or for the portfolios of other clients. These conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund or other account. The Advisor has established procedures under which, when the Advisor recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Advisor seeks to ensure that no Fund or other account is favored over others.

To the extent that a portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may arise where the Advisor may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages.

INVESCO

Actual or apparent conflict of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple account are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. INVESCO seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline using the same investment models. If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, INVESCO had adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions, INVESCO determines which broker to use to execute the transaction, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, INVESCO may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, INVESCO may place separate, nonsimultaneous, transactions for accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of an account.

Finally, the appearance of a conflict of interest may arise where INVESCO has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.

INVESCO has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Evergreen

Portfolio managers may experience certain conflicts of interest in managing the Funds' investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. Evergreen has strict policies and procedures, enforced through diligent monitoring by Evergreen's compliance department, to address potential conflicts of interest relating to the allocation of investment opportunities. One potential conflict arises from the weighting scheme used in determining bonuses, as described above, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. Evergreen's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. Similarly, Evergreen has adopted policies and procedures in accordance with Rule 17a-7 relating to transfers effected without a broker-dealer between a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. In addition, Evergreen's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside Evergreen by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of Evergreen.

PRINCIPAL SHAREHOLDERS

As of November 1, 2005, the Company's and the Pennsylvania Tax-Free Fund's Directors/Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. As of December 31, 2004, none of the non-interested Directors/Trustees of the Funds nor any of their immediate family members owned beneficially or of record any securities in Advisor, SFSC or any of their affiliates.

In addition, as of November 1, 2005, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 owned of record and beneficially the following shares in each Fund.

Fund/Class                           Number of Shares   Percent of Outstanding
---------------------------------   ------------------  ----------------------
Sentinel Group Funds, Inc.
  Balanced Fund
    Class A
    Class B
    Class C
    Class D
  Capital Markets Income Fund
    Class A
    Class B
    Class C
  Capital Opportunity Fund
    Class A
    Class B
    Class C
  Common Stock Fund
    Class A
    Class B
    Class C
  Government Securities Fund
    Class A
  High Yield Bond Fund
    Class A
    Class B
    Class C
  International Equity Fund
    Class A
    Class B
    Class C
  Mid Cap Growth Fund
    Class A
    Class B
    Class C
  New York Tax-Free Income Fund
    Class A
  Short Maturity Government Fund
    Class A
    Class S
  Small Company Fund
    Class A
    Class B
    Class C
  Tax-Free Income Fund
    Class A

Fund/Class                           Number of Shares   Percent of Outstanding
---------------------------------   ------------------  ----------------------
  U.S. Treasury Money Market Fund
    Class A
    Class B
Pennsylvania Tax-Free Fund
    Class A

As of November 1, 2005, no other of the approximately 227,000 shareholders owned as much as 5% of the voting stock of any Fund except as set forth below.

Fund/Class         Shareholder      Number of Shares    Percent of Outstanding

Any person owning more than 25% of a Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

THE INVESTMENT ADVISOR

The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a Vermont general partnership, the general partners of which are affiliates of National Life and Penn Mutual. National Life's affiliates are the majority partners of the Advisor. SFSC, Sentinel Administrative Service Company ("SASC") and Sentinel Management Company are all also Vermont general partnerships of which the general partners are affiliates of National Life and Penn Mutual, with National Life being the majority partner in each case.

Under investment advisory agreements with the Funds, each Fund pays the Advisor a monthly fee based on the annual rates shown.

Fund                             Advisory Fee Rate   Average Daily Net Assets/1/
-------------------------------  ------------------  ------------------------
Balanced                         0.55%               First $200 million
                                 0.50%               Next $200 million
                                 0.45%               Next $600 million
                                 0.40%               Next $1 billion
                                 0.35%               In excess of $2 billion

Capital Markets Income Fund      0.60%               All assets

Capital Opportunity Fund         0.70%               First $500 million
                                 0.65%               Next $300 million
                                 0.60%               Next $200 million
                                 0.50%               Next $1 billion
                                 0.40%               In excess of $2 billion

Common Stock                     0.70%               First $500 million
                                 0.65%               Next $300 million
                                 0.60%               Next $200 million
                                 0.50%               Next $1 billion
                                 0.40%               In excess of $2 billion

Fund                             Advisory Fee Rate   Average Daily Net Assets/1/
-------------------------------  ------------------  ------------------------
Government Securities            0.55%               First $200 million
                                 0.50%               Next $200 million
                                 0.45%               Next $600 million
                                 0.40%               Next $1 billion
                                 0.35%               In excess of $2 billion

High Yield Bond                  0.70%               First $500 million
                                 0.65%               Next $300 million
                                 0.60%               Next $200 million
                                 0.50%               Next $1 billion
                                 0.40%               In excess of $2 billion

International Equity             0.70%               First $500 million
                                 0.65%               Next $300 million
                                 0.60%               Next $200 million
                                 0.50%               Next $1 billion
                                 0.40%               In excess of $2 billion

Mid Cap Growth                   0.70%               First $500 million
                                 0.65%               Next $300 million
                                 0.60%               Next $200 million
                                 0.50%               Next $1 billion
                                 0.40%               In excess of $2 billion

New York Tax-Free Income         0.55%               First $200 million
                                 0.50%               First $200 million
                                 0.45%               In excess of $400 million

Pennsylvania Tax-Free            0.55%               First $50 million
                                 0.50%               Next $50 million
                                 0.45%               In excess of $100 million
Short Maturity Government        0.55%               First $200 million
                                 0.50%               Next $200 million
                                 0.45%               Next $600 million
                                 0.40%               Next $1 billion
                                 0.35%               In excess of $2 billion

Small Company                    0.70%               First $500 million
                                 0.65%               Next $300 million
                                 0.60%               Next $200 million
                                 0.50%               Next $1 billion
                                 0.40%               In excess of $2 billion

Tax-Free Income                  0.55%               First $200 million
                                 0.50%               First $200 million
                                 0.45%               In excess of $400 million

U.S. Treasury Money Market       0.40%               First $300 million
                                 0.35%               In excess of $300  million

/1/ For purposes of determining an advisory fee breakpoint for each of the Government Securities and Short Maturity Government Fund, the Government Securities and Short Maturity Government Funds' assets are aggregated. For purposes of determining an advisory fee breakpoint for each of the New York Tax-Free Income and Tax-Free Income Funds, the Government Securities, New York Tax-Free Income, Short Maturity Government and Tax-Free Income Funds' assets are aggregated.

Prior to November 22, 2005, under investment advisory agreements with the Funds, the Funds listed below paid the Advisor a monthly fee based on the annual rates shown.

Fund                             Advisory Fee Rate   Average Daily Net Assets/1/
-------------------------------  -----------------   ---------------------------
Balanced                         0.70%               First $200 million
                                 0.65%               Next $100 million
                                 0.60%               Next $100 million
                                 0.55%               In excess of $400 million

Capital Opportunity Fund         0.75%               First $500 million
                                 0.70%               In excess of $500 million

Common Stock                     0.55%               All assets

Government Securities            0.55%               First $200 million
                                 0.50%               First $200 million
                                 0.45%               In excess of $400 million

High Yield Bond                  0.75%               First $100 million
                                 0.70%               Next $100 million
                                 0.65%               Next $100 million
                                 0.60%               In excess of $300 million

International Equity             0.70%               First $200 million
                                 0.65%               Next $100 million
                                 0.60%               Next $100 million
                                 0.55%               In excess of $400 million
Mid Cap Growth                   0.70%               First $200 million
                                 0.65%               Next $100 million
                                 0.60%               Next $100 million
                                 0.55%               In excess of $400 million

Short Maturity Government        0.55%               First $200 million
                                 0.50%               First $200 million
                                 0.45%               In excess of $400 million

Small Company                    0.70%               First $200 million
                                 0.65%               Next $100 million
                                 0.60%               Next $100 million
                                 0.55%               In excess of $400 million

/1/ For purposes of determining an advisory fee breakpoint, (1) the Balanced, International Equity, Mid Cap Growth and Small Company Funds' assets are aggregated and (2) the Bond, Government Securities, New York Tax-Free Income, Short Maturity Government and Tax-Free Income Funds' assets are aggregated.

Prior to January 1, 2004, under investment advisory agreements with the Capital Opportunity Fund, the Fund paid the Advisor a monthly fee based on the annual rates shown.

Fund                             Advisory Fee Rate   Average Daily Net Assets
-------------------------------  ------------------  ---------------------------
Capital Opportunity Fund         0.90%               First $500 million
                                 0.85%               Next $250 million
                                 0.80%               In excess of $750 million

Before waivers of advisory fees, for the fiscal year ended November 30, 2004, advisory fees (including advisory fees paid by the Bond, Core Mid Cap and Growth Index Funds, which were reorganized into the Government Securities, Mid Cap Growth and Capital Opportunity Funds, respectively, as of the close of market September 23, 2005) for the Company aggregated $21,732,609, for the fiscal year ended November 30, 2003, such fees aggregated $16,678,992 and for the fiscal year ended November 30, 2002, such fees aggregated $14,911,582. Of the above advisory fees, $676,240 were waived in the fiscal year ended November 30, 2004. For the fiscal years ended

November 30, 2004, November 30, 2003 and November 30, 2002, the Pennsylvania Tax-Free Fund paid advisory fees of $157,007, $171,503 and $163,702, respectively.

Under the Company's advisory agreement applicable to all Funds other than the High Yield Bond Fund, the Capital Opportunity Fund and the Capital Markets Income Fund, fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Funds' net assets.

In addition to the above waiver program, the Advisor has a policy of waiving advisory fees to the extent, if any, necessary to maintain the aggregate expense ratios of the Class A shares of all of the Funds, except for the International Equity Fund, to 1.30%. In the event that a waiver were required under this policy, the waiver would apply to the same extent across all classes of shares of these Funds, and the aggregate expense ratios of the Class B and Class C shares of these Funds, and the Class D shares of the Balanced Fund, would be reduced proportionately. Although the Advisor has no present intention to do so, this arrangement may be terminated at any time. The aggregate expense ratio of the Class A shares of the Funds was less than 1.30% during fiscal 2004, and no reimbursement was required under this policy.

Shareholders of each of the Common Stock, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds last approved the advisory agreement with the Advisor on November 21, 2005. The initial sole shareholder of the Capital Markets Income Fund approved the advisory agreement with the Advisor on March 7, 2003. The initial sole shareholder of the Capital Opportunity Fund approved the advisory agreement with the Advisor on February 25, 2000. Shareholders of the Pennsylvania Tax-Free Fund last approved the advisory agreement with the Advisor on February 19, 1993. Shareholders of the Balanced, Government Securities, New York Tax-Free Income, Tax-Free Income, Short Maturity Government and U.S. Treasury Money Market Funds last approved the advisory agreement with the Advisor on November 30, 1992. The Boards last approved each of the advisory agreements with the Advisor on August 24, 2005.

Each advisory agreement must be approved annually by vote of the Boards or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement to shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

The Advisor has entered into a sub-advisory agreement with INVESCO dated July 1, 1999 with respect to the International Equity Fund. In accordance with this sub-advisory agreement, INVESCO provides the International Equity Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to INVESCO a fee equal to the greater of (i) 0.375% per annum of the International Equity Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or (ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub- advisory agreement also may be terminated by either INVESCO or by action of the Board of Directors of the Company or the shareholders of the International Equity Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.

The Advisor has entered into a sub-advisory agreement with Evergreen with respect to the Capital Markets Income Fund. Pursuant to this agreement, Evergreen provides the Advisor with a continuous investment program consistent with the Capital Markets Income Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Evergreen equal to 0.25% per annum of the average daily net assets of the Capital Markets

Income Fund. This agreement became effective March 10, 2003. This sub-advisory agreement also may be terminated by either of the Advisor or Evergreen or by action of the Board of Directors of the Company or the shareholders of the Capital Markets Income Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.

Until September 1, 2005, Evergreen also served as subadvisor to the High Yield Bond Fund. Until December 31, 2003, Fred Alger Management, Inc. ("Alger") served as a subadvisor to the Capital Opportunity Fund.

The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2004 were $424,206, $808,349 and $13,805, respectively. The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2003 were $325,853, $534,239 and $140,113, respectively. The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2002 were $378,091, $271,985 and $177,506, respectively.

PROXY VOTING PROCEDURES

The Funds have adopted proxy voting procedures pursuant to which the Board of Directors delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor or applicable subadvisor as part of their general management of the applicable Fund, subject to the Board's continuing oversight. The proxy voting procedures of the Advisor and the applicable subadvisors are included in Appendix D to this Statement of Additional Information. For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-283-FUND (3863), at the Funds' website at http://www.sentinelfunds.com, or at the SEC's website at http://www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Funds and the Advisor, the Funds and the Advisor may, under certain circumstances, make selective disclosure with respect to a Fund's portfolio holdings. The Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust have each approved the policies and procedures adopted by the Funds and have delegated to the Advisor the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio information. The Funds' Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Boards.

The Funds' policy with respect to disclosure of portfolio information is that such disclosure shall be limited to:

Public Disclosure:

     (i) information contained in the Funds' Annual and Semi-Annual Reports to Shareholders;

     (ii) information contained in the Funds' Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;

     (iii) information that is: (1) provided on the Funds' website; (2) provided in the Funds' marketing materials, broadly used with all selling broker-dealers of the Funds; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to be only as of the last business day of a month and only at least 30 days later than the date of such information;

Non-Public Disclosure:

     (iv) information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 30 days later than the date of such information, or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed; and

     (v) information with respect to portfolio holdings of the Funds provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 30 days later than the date of such information.

Portfolio information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Funds' Chief Executive Officer or the President of the Funds' distributor. Each individual shall be trained in these limitations on the release of portfolio information, and a copy of each such release must be sent to the Chief Compliance Officer. A copy of all information so released, and the name of the parties to whom any information was released, shall be sent to the Funds' Chief Compliance Officer. Neither the Fund, the Advisor nor its affiliates receive compensation or other consideration with respect to the release of such information.

The policy does not apply to the disclosure of information to: the Directors of the Company or the Trustees of the Pennsylvania Tax-Free Fund, or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company or the Pennsylvania Tax-Free Fund, such as the Funds' counsel and registered public accounting firm; providers of fund accounting services; the Funds' transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings. The fiduciary, contractual or other duties of these recipients generally require them not to misuse such information.

The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information. Among other things, the Code of Ethics prohibits officers and employees of the Advisor from knowingly or intentionally trading, directly or indirectly, against the Funds in any of the Funds' portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Funds.

The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Funds' Board of Directors/Board of Trustees
Funds' Independent Registered Public Accounting Firm
Funds' custodian
Funds' transfer agent
Funds' administrator agent (in connection with accounting services) Mutual fund information services - Morningstar, Inc. and Lipper Inc.

Selective disclosure of portfolio information is made to the Funds' Board of Directors/Board of Trustees, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

The Funds and the Advisor monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds' policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

PRINCIPAL UNDERWRITER

SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2004, 2003, and 2002 were $6,952,138,

$6,334,814 and $4,584,667, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2004, 2003 and 2002, $523,034, $444,652 and
$400,103, respectively.

During the fiscal year ended November 30, 2004, SFSC also received $1,026,992 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company and the Pennsylvania Tax-Free Fund provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

Payments to Intermediaries. SFSC or an affiliate may compensate intermediaries that distribute and/or service investors in the Funds or, at the direction of a retirement plan's named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

These additional payments, which include record-keeping fees and other payments that are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. During the calendar year ended December 31, 2004 such payments made by SFSC or its affiliates to intermediaries aggregated approximately $2.3 million. Payments for these purposes made by SFSC or an affiliate from their own resources may vary. Certain of the payments (a) may be offset by 12b-1 fees retained by SFSC and (b) reflect profit-sharing with an entity affiliated with SFSC. The following is a list of intermediaries to which SFSC or an affiliate made payments in 2004 related to marketing the Funds and/or servicing Fund shareholders:

1st Global Capital               ING Financial Advisors              Provise Management Group
A.G Edwards                      Intersecurities Inc.                Putnam Fiduciary Trust Co.
Allen & Company                  Investa Corp.                       Questar Capital
American Guaranty & Trust*       Janney Montgomery Scott LLC*        Raymond James & Associates
AXA Advisors                     Jefferson Pilot Securities Co.      RBC Dain Rauscher
B.C. Ziegler & Co                Legg Mason Wood Walker, Inc.        Robert W. Baird & Co.
BISYS Retirement Services        Lincoln Financial Advisors          Salomon Smith Barney Inc.
Capital Analysts Inc.            Locust Street Securities            Securian Financial Services
Carillon Investments Inc.        Main Street Management Co.          Securities America Inc.
Charles Schwab & Co.             Merrill Lynch                       Stock Yards Bank & Trust Co.
Commonwealth Financial Network   MML Investors                       The Concord Equity Group
Datalynx                         Morgan Keegan                       The Vanguard Group
Donaldson Lufkin & Jenrette      National Financial Services Corp.   Trinity Financial
Edward Jones                     National Investors Services Corp.   Trustcore Financial
Equity Services, Inc.*           National Planning Corp.             Trustlynx
Fidelity Investments             New England Financial               UBS Financial Services
Financial Network                NFP Securities Inc.                 USI Consulting Group
First National Bank of Omaha     Northwestern Mutual                 Wachovia Securities
Geneos Wealth Management         NYLife Distributors                 Wedbush Morgan Securities Inc.
Hornor Townsend & Kent*          O.N. Equity Sales
Independence Financial Group     Pershing LLC

*    Affiliates of the partners of the Advisor.

It is expected that SFSC or an affiliate will make payments to additional intermediaries for similar purposes in the future.

THE DISTRIBUTION PLANS

The Company and the Pennsylvania Tax-Free Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the U.S. Treasury Money Market Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Tax-Free Fund has a Distribution Plan applicable only to it. The Class B shares of the Balanced, Common Stock, International Equity and Small Company Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Bond Fund's Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Mid Cap Growth Fund effective January 12, 1998. Effective May 4, 1998, the Class C shares of the Balanced, Common Stock, High Yield Bond and International Equity Funds adopted a Class C Distribution. The Class D shares of the Balanced Fund adopted a Class D Distribution Plan on August 21, 1998. The Class S shares of the Short Maturity Government Fund adopted a Class S Distribution Plan on December 9, 2004. (All of these plans are collectively hereinafter referred to as the "Plans"). The Plans were further extended to include the Class A, Class B and Class C shares of the Capital Opportunity Fund on December 9, 1999, the Class C shares of the Mid Cap Growth Fund on March 9, 2000, the Class C shares of the Small Company Fund on June 14, 2001, and the Class A, Class B and Class C shares of the Capital Markets Income Fund on December 12, 2002. In all cases, the Plans reimburse SFSC for expenses actually incurred.

Each Fund (except for the U.S. Treasury Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2004.

                             Service
                             Fees         Recovery of       Compensation     Occupancy      Total         Total
                             Paid to      Prepd. Sales      and              & Other        Sales         Travel and
Fund                         Dealers      Commissions       Benefits         Expenses       Promotion     Entrtnmnt     TOTAL
---------------------------  -----------  -------------  ----------------  ------------  -------------  -------------  -----------
Balanced                         527,309        261,330           233,322        45,521        127,037         41,454    1,135,929
Capital Markets Income            84,496        110,427           103,372         9,097         24,506          8,284      281,663
Capital Opportunity               84,857         52,754            29,847         5,449         19,291          4,962      178,995
Common Stock                   1,938,457        440,157           722,038       181,994        472,837        165,732    3,821,830
Gov't Securities                  96,981                          132,079        17,015         45,753         15,494      205,543
HighYield                        270,974        271,670           313,279        29,207         76,537         26,597      761,269
International Equity             209,985         74,753           126,177        18,733         54,001         17,059      439,869
Mid Cap Growth                   329,522        167,692           144,528        27,729         83,118         25,252      709,720
NY Tax-Free Income                30,290                           21,882         5,039         12,011          4,589       60,868
PA Tax-Free                       24,302                           16,133         4,726         11,709          4,304       57,093
Short Maturity Gov't             845,225                          547,367        55,823        142,641         50,835    1,180,174
Small Company                  2,435,735      1,168,200         2,844,472       193,744        536,074        176,432    5,324,270
Tax-Free Income                   58,569                           47,927        10,753         26,897          9,793      129,901
Total                          7,183,009      2,716,391         5,470,524       631,645      1,706,447        575,205   14,856,417

Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

Under the Plan applicable to the Class D shares of the Balanced Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class D shares.

Under the Plan applicable to the Class S shares of the Short Maturity Government Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class S shares of the Short Maturity Government Fund. SFSC will use such payments to recoup the cost of continuing service fees paid to brokers with respect to Class S shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

The Plans have been approved by the Company's Board of Directors and the Pennsylvania Tax-Free Fund's Board of Trustees, including all of the Directors/Trustees who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Boards, including a majority of the Directors/Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors/Trustees be done by the non-interested Directors/Trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors/Trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.

The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the non-interested Directors/Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Tax-Free Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.

THE FUND SERVICES AGREEMENTS

SASC, in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. SASC performs the transfer agency responsibilities utilizing, through State Street Bank & Trust - Kansas City ("State Street"), the computer system of DST Systems, Inc. ("DST") on a remote basis.

For these services, the Fund Services Agreements currently provide for the Funds to pay to SASC fixed fees totaling $1,064,625 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Tax-Free Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. Each Fund is also responsible for the cost to SASC of licensing from State Street its Portfolio Accounting System, which is currently approximately $116,000. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board of Directors or Board of Trustees. Fees are payable monthly in arrears.

Total fees payable to SASC under the Fund Services Agreements for the years ended November 30, 2004, 2003, and 2002 were $5,349,790, $4,536,942 and
$4,067,572, respectively.

SASC is a Vermont general partnership of which affiliates of National Life and Penn Mutual are the general partners.

The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Tax-Free Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Tax-Free Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to SASC and by SASC on 60 days' notice to the Fund.

Many Fund shares are owned by certain intermediaries for the benefit of their customers. Since SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

SFSC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the Funds, for recordkeeping services as described above under "Payments to Intermediaries".

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the direction of a retirement plan's named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.

In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds' policy, other than for the Capital Opportunity Fund, in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, (other than in the case of the three subadvised Funds) places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor and the Funds' subadvisors will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor or subadvisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's or subadvisor's overall responsibilities to the Funds and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

Although research and market and statistical information from brokers and dealers can be useful to the Funds, to the Advisor, and to the subadvisors, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's and the subadvisors' own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff or the subadvisors' staffs.

The Advisor obtains several research services specifically in exchange for commissions paid by the Funds and its other clients. These services primarily consist of electronic research services from Bloomberg, ILX, Factset, and First Call. The Funds also obtain Lipper Directors' Analytical Data from Lipper Analytical Distributors, Inc., in exchange for Fund brokerage commissions. This service is available only for brokerage commissions.

The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor or the subadvisors in managing its other client accounts, as well as the Funds. However, the Advisor and the subadvisors use the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well as those of other clients.

Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 2004, 2003, and 2002, the Funds paid total brokerage commissions of $5,394,434, $5,707,772 and $5,472,532, respectively. Brokerage commissions paid by each Fund were as follows:

                                           Fiscal Period Ended
                                 ----------------------------------------
Fund                             11/30/04      11/30/03      11/30/02
------------------------------   -----------   -----------   ------------
Balanced                         309,828       537,061       373,415
Capital Markets Income1          61,851        40,778        ---
Capital Opportunity              139,105       161,835       185,992
Common Stock                     $1,849,927    $2,940,060    $2,419,534
Government Securities            ---           ---           ---
High Yield Bond                  24,136        57,880        11,417
International Equity             109,182       87,075        122,966
Mid Cap Growth                   506,151       495,924       1,190,099
New York Tax-Free Income         ---           ---           ---
Pennsylvania Tax-Free            ---           ---           ---
Short Maturity Government        ---           ---           ---
Small Company                    2,359,692     1,405,277     1,145,055
Tax-Free Income                  ---           ---           ---
U.S. Treasury Money Market       ---           ---           ---

/1/  Commenced operations March 10, 2003.

The Funds paid brokerage commissions of $9,545, $42,710, and $120,685 to Janney Montgomery Scott Inc. for the fiscal years ended November 30, 2004, 2003, and 2002, respectively and $0 and $15,000 to Hornor Townsend & Kent, Inc. for the fiscal years ended November 30, 2004 and 2003, respectively. Each of Janney Montgomery Scott, Inc. and Hornor Townsend & Kent, Inc. is wholly owned by Penn Mutual, an affiliate of a general partner of the Advisor. These commissions were 0.2% of the Funds' aggregate brokerage commissions paid in the fiscal year ended November 30, 2004. The commission rate applicable to all such transactions was $.05 per share, the same commission rate generally paid by the Funds in comparable transactions.

The Capital Opportunity Fund paid brokerage commissions of $5,350, $82,481, and $134,375, and to Fred Alger & Company, Incorporated, for the fiscal years ended November 30, 2004, 2003, and 2002. Fred Alger & Company, Incorporated is an affiliate of the entity which until December 31, 2003 served as subadvisor to the Capital Opportunity Fund. The commission rate applicable to these transactions was generally $.05 per share, the same commission rate charged by Fred Alger & Company, Incorporated to unaffiliated clients.

Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds,66%, 63% and 61%, respectively, was allocated in fiscal 2004, 2003, and 2002, to brokers or dealers whose furnishing of research information was a factor in their selection.

PORTFOLIO TURNOVER

Purchases for the Balanced, Common Stock, International Equity, Pennsylvania Tax-Free and Small Company Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses.

The Capital Opportunity and Mid Cap Growth Funds may have a high level of portfolio turnover. These Funds may engage in relatively short term trading in some stocks. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short term trading may increase the Capital Opportunity Fund's and the Mid Cap Growth Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

In pursuit of the investment objectives of the Capital Markets Income, Government Securities, High Yield Bond, New York Tax-Free Income, Short Maturity Government and Tax-Free Income Funds and the bond portion of the Balanced Fund, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor or subadvisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives. Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities.

There were no significant variations in any Fund's portfolio turnover rate over the two most recently completed fiscal years, except that the portfolio turnover rates for Tax-Free Income and Government Securities Funds decreased from 63% to 21% and from 576% to 473%, respectively. The Capital Opportunity Fund's portfolio turnover is based on its predecessor Growth Index Fund. Because the Capital Opportunity is an actively managed, rather than an indexed fund, it is expected that its portfolio turnover will be significantly higher in the future. No other variations in portfolio turnover rates from those in the fiscal year ended November 30, 2004 are anticipated.

CAPITALIZATION

Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Tax-Free Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Tax-Free Fund entitles the holder to one vote for all purposes.

The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted an "Amended Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board.

HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES

Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class B shares, which are offered by the Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds is equal to the current net asset value per share. The public offering price of Class C shares, which are offered by the Balanced, Capital Markets Income, Capital Opportunity, Common Stock, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds, the Class D shares offered by the Balanced Fund and the Class S Shares offered by Short Maturity Government Fund is also equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See the Prospectus for more information about how to purchases shares and/or receive a reduced sales charge.'

ISSUANCE OF SHARES AT NET ASSET VALUE

Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors' affiliates. See "Purchase Options - Class A Shares - Reduced Sales Charges" in the Prospectus.

The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares and Class S shares generally are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B, Class C or Class D shares, or Class A shares of the U.S. Treasury Money Market Fund received in exchange for Class C shares of another Fund or Class D shares of the Balanced Fund, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, generally 4:00 p.m. Eastern time. Equity securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices. Equity securities held by the International Equity Fund and traded primarily on foreign markets are valued based on the latest transaction prices on the principal stock exchanges on which they are trading, adjusted to reflect events that occur between the close of those markets and the funds' determination of net asset value. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Funds' Board of Directors, which has delegated this responsibility to the Funds' pricing committee, subject to the Board's review and supervision. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.

In addition to events that occur between the close of the foreign markets and the funds' determination of net asset value, which potentially affect the value of securities held by the International Equity Fund, there may occur events that are expected to materially affect the value of a Fund's portfolio securities regardless of whether they are traded on foreign or domestic markets. Upon such events, the Fund's Board may value such securities at their fair value. The Boards have delegated this responsibility to a pricing committee, subject to their review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility, including a substantial upward or downward movement of the U.S. markets, or a natural disaster).

The Funds' use of fair value pricing is designed to ensure that each Fund's net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m. Eastern time will be confirmed on the basis of such closing price. Dealers have the responsibility of submitting purchase orders to the Distributor prior to the close of the Distributor's business day in order to purchase shares at that day's net asset value. If the order is not received by that time, the dealer could be held liable for resulting fees or losses. Orders received by dealers after 4:00 p.m. Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The U.S. Treasury Money Market Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the U.S. Treasury Money Market Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the U.S. Treasury Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less (more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the U.S. Treasury Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the U.S. Treasury Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the U.S. Treasury Money Market Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the U.S. Treasury Money Market Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the U.S. Treasury Money Market Fund by having each shareholder proportionately contribute shares to the U.S. Treasury Money Market Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the U.S. Treasury Money Market Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the U.S. Treasury Money Market Fund.

Since the net income of the U.S. Treasury Money Market Fund is determined and declared as a dividend immediately prior to each time the asset value of the U.S. Treasury Money Market Fund is determined, the net asset value per share of the U.S. Treasury Money Market Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the U.S. Treasury Money Market Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the U.S. Treasury Money Market Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account. See "Taxes" below.

COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2004

Class A Shares: (Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the Prospectus.)

                                                                                                      Government
                           Balanced    Capital Markets Income  Capital Opportunity   Common Stock     Securities
                        -------------  ----------------------  -------------------  ---------------  -------------
Net assets              $ 231,599,290  $           52,950,633  $        21,817,409  $ 1,042,308,194  $ 104,738,471
Shares outstanding         13,762,277               4,481,362            4,759,316       33,368,716     10,047,498
Net asset value per
share
(redemption price)      $       16.83  $                11.82  $              4.58  $         31.24  $       10.42
Maximum offering price
per share1              $       17.72  $                12.44  $              4.82  $         32.88  $       10.85

                                                                                   New York      Pennsylvania
                        High Yield Bond  International Equity  Mid Cap Growth  Tax-Free Income     Tax-Free
                        ---------------  --------------------  --------------  ---------------   ------------
Net assets              $   149,885,984  $        109,959,430  $  147,020,984  $    29,035,330   $ 27,452,420
Shares outstanding           17,945,742             6,450,071       9,823,471        2,349,723      2,095,146
Net asset value per
share
(redemption price)      $          8.35  $              17.05  $        14.97  $         12.36   $      13.10
Maximum offering price
per share1              $          8.70  $              17.95  $        15.76  $         12.88   $      13.65

                                                                                  U.S. Treasury
                        Short Maturity Fund   Small Company   Tax-Free Income   Money Market Fund
                        -------------------  ---------------  ---------------  -------------------
Net assets              $       322,431,316  $ 1,063,846,718  $    59,374,028  $        79,107,305
Shares outstanding               34,423,395      136,008,073        4,472,370           79,107,305
Net asset value per
share
(redemption price)      $              9.37  $          7.82  $         13.28  $              1.00
Maximum offering price
 per share/1/           $              9.46  $          8.23  $         13.83  $              1.00

/1/ For the Balanced Fund, Capital Markets Income Fund, Capital Opportunity Fund, Common Stock Fund, International Equity Fund, Mid Cap Growth Fund and Small Company Fund the maximum offering price is 1000/950 times the net asset value per share. For the Government Securities Fund, High Yield Bond Fund, New York Tax-Free Income Fund, Pennsylvania Tax-Free Fund and Tax-Free Income Fund the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the U.S. Treasury Money Market Fund, the maximum offering price per share is equal to the net asset value per share.

In the case of Class B, Class C, Class D and Class S shares, the maximum offering price is equal to the net asset value per share.

TAXES

General

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders, as applicable. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received reduction for corporate shareholders.

The Company consists of thirteen separate Funds. Each such Fund in the Company is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level. The Pennsylvania Tax-Free Fund is a separate Pennsylvania trust.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. However, "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Tax-Free Fund, and "exempt-interest dividends" not subject to federal income tax or New York State and City personal income tax are expected to be paid by the New York Tax-Free Income Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.

Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Under these rules, distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are treated as "qualified dividend income" eligible for taxation at a maximum tax rate of 15%, the hands of noncorporate shareholders. A certain portion of dividends when paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet holding period and other requirements with respect to the Fund's shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Additionally, to the extent a Fund's distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short term capital gain, such Fund's distributions will not be eligible for the reduced tax rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Government Securities Fund, High Yield Bond Fund, International Equity Fund, Short Maturity Government Fund, Tax-Exempt Funds and U.S. Treasury Money Market Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. Except for distributions from the International Equity Fund (which may be attributable to dividends from qualifying foreign corporations as well as some domestic corporations), distributions from the previously listed Funds will also not be eligible for the reduced tax rate applicable to qualified dividend income in the hand of noncorporate shareholders. The Funds will allocate any dividends eligible for dividends received deduction and/or the reduced individual income tax rate applicable to qualified dividend income, any capital gain dividends as well as any exempt-interest dividends (and preference items) among the Class A, Class B, Class C, Class D and Class S shareholders, as applicable, according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C, Class D and Class S shares during the taxable year, or such other method as the Internal Revenue Service may prescribe.

If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

If the value of assets held by the U.S. Treasury Money Market Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Backup withholding may also be required on a distribution paid by a Tax-Exempt Fund unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or the Pennsylvania Tax-Free Fund, as the case may be, or who, to the Company's or Pennsylvania Tax-Free Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or credit against a shareholder's federal income tax liability provided the required information is timely forwarded to the Internal Revenue Service.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Dividends and interest received by the International Equity Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the International Equity Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The distributing Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The International Equity Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the International Equity Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of other types of income.

Certain transactions of the Funds are subject to special tax rules of the Code that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require some of the Funds to mark to market certain types of positions in their portfolios (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Funds intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

No gain or loss will be recognized for federal income tax purposes by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company (or Pennsylvania Tax-Free Fund) reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company and the Pennsylvania Tax-Free Fund anticipate that they will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Exempt Funds, discussed below.

Tax-Exempt Funds

The Tax-Exempt Funds will only purchase a Municipal Bond if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under
Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company or the Pennsylvania Tax-Free Fund, as the case may be, as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "private activity bonds", if any, held by the Tax-Exempt Funds.

All or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a federal alternative minimum tax ("AMT"). The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Tax-Exempt Funds, to an AMT. Each Tax-Exempt Fund may purchase such private activity bonds, and will report to shareholders before February 1 of each year the portion of such Fund's dividends declared during the preceding calendar year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

The use of derivatives (and, possibly, certain other investment strategies) presents certain unresolved tax, legal, regulatory and accounting issues, particularly in the case of the Tax-Exempt Funds. For example, the Internal Revenue Service and/or a state or local taxing authority could assert that the use of derivatives or certain other investment strategies does not result in income that is exempt from federal and/or state and local income taxes. Additionally, because payments received by a Tax-Exempt Fund in connection with swap transactions will be taxable rather than tax-exempt, they may result in increased taxable distributions to shareholders.

A Tax-Exempt Fund's ability to distribute dividends exempt from federal income tax depends on the exclusion from gross income of the interest income that it receives on the securities in which it invests. Each Tax-Exempt Fund will only purchase Municipal Bonds if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes.

Events occurring after the date of issuance of the Municipal Bonds in which a Tax-Exempt Fund invests, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Code establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Bonds generally covenant to comply with such requirements, and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the IRS has an ongoing enforcement that involves the audit of tax-exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the securities held by a Tax-Exempt Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes, either because the IRS has taken a legal position adverse to the conclusion reached by counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date off issue of such obligation. If a Municipal Bond in which a Tax-Exempt Fund invests is determined to pay taxable interest subsequent to acquisition of such security, the IRS may demand that the Fund pay taxes on the affected interest to come. If the affected Tax-Exempt Fund agrees to do so, its yield on its common stock could be adversely affected. A determination that interest on a security held by a Tax-Exempt Fund is includable in gross income for Federal income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by stockholders to be taxable to those shareholders in the year of receipt.

The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from a Tax-Exempt Fund during the taxable year.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.

SHAREHOLDER SERVICES

Open Account. An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

Policyowners of National Life or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

Stock certificates will be issued upon written request and without charge.

Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

Automated Clearing House ("ACH"). The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide SASC with a pre-designated destination. There is no charge for this service.

Distribution Options. Shareholders of the Funds may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other Funds of the same share class at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any sales charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

Automatic Investment Plan. See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

Telephone Investment Service. See the Prospectus for information and an application.

Check Writing Service. (Class A shares of the High Yield, Capital Markets Income, Government Securities, Short Maturity Government, Money Market, Tax-Free Income, New York and Pennsylvania Tax-Free Funds) A special feature of the Class A shares of these Funds is the Check Writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500, except for the U.S. Treasury Money Market Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend , but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

SASC provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

Exchange Privilege. This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account
I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to SASC for such transfer.

An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

Exchanges may be subject to certain limitations and are subject to the Funds' policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described in the prospectus under the caption "How to Buy, Sell, Exchange and Transfer Shares -- Excessive Trading Practices."

Reinstatement Privilege. Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within 90 days after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

Right To Reject Purchase and Exchange Orders. Purchases and Exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

Each Fund other than the U.S. Treasury Money Market Fund also reserves the right to reject purchase and exchange orders pursuant to its excessive trading Policy as set forth in the prospectus under the caption, "How to Buy, Sell, Exchange and Transfer Shares -- Excessive Trading policy."

DEALER SERVICING FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

REGULATORY MATTERS

Distributor. In October 2004, SFSC settled a potential disciplinary action by entering into a Letter of Acceptance, Waiver and Consent with the National Association of Securities Dealers, Inc. The matter arose from alleged excessive short-term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not parties to the proceeding and bore no associated costs. The Distributor made restitution payments of $645,631 to

International Equity Fund, and $3,945 to High Yield Bond Fund. These amounts were equivalent to approximately $0.09, $0.00 and $0.00 per share, respectively, when they were accounted for in each Fund's net asset value.

Evergreen. Governmental and self-regulatory authorities have instituted numerous ongoing investigations relating to various practices in the mutual fund industry. In connection with one of these investigations, the SEC staff has informed Evergreen, the subadvisor for the High Yield Bond and Capital Markets Income Funds, that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The staff's proposed allegations are, among other things, that the former portfolio manager of an Evergreen fund engaged in short-term trading in the fund during a period when he managed it, from September, 2001 through January, 2003. Evergreen has advised the Sentinel Funds that it does not believe that the investigations will have any adverse effect on its ability to provide subadvisory services to the two Sentinel Funds.

INVESCO. On October 8, 2004, AMVESCAP PLC, the parent company of INVESCO Global Asset Management (N.A.), Inc. (the subadvisor for the International Equity
Fund), announced that final settlements had been reached with the SEC, the New York Attorney General and certain other governmental authorities to resolve civil enforcement actions and investigations related to market timing activity and related issues impacting certain investment companies advised by affiliates of INVESCO. In addition, a number of civil lawsuits have been filed against AMVESCAP PLC and various of its affiliates related to market timing, late trading and related issues. INVESCO has advised the Funds that the conduct subject to enforcement actions and pending litigation did not involve the Sentinel Funds and that it believes that these actions and related settlements will not have any adverse effect on its ability to act as the subadvisor for the International Equity Fund.

GENERAL INFORMATION

Copies of the Amended and Restated Articles of Incorporation and the By-Laws of the Company, each as amended and supplemented, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Tax-Free Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. SASC is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.

The independent registered public accounting firm for the Funds is __________________________, located at ______________________________________
10017. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Company and the Pennsylvania Tax-Free Fund.

Counsel for the Funds is Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019.

FINANCIAL STATEMENTS

Audited financial statements for the Company and for the Pennsylvania Tax-Free Fund as of November 30, 2004 and unaudited financial statements for the Company and for the Pennsylvania Tax-Free Fund as of May 31, 2005 are incorporated by reference to the Funds' 2004 Annual Report to Shareholders and 2005 Semi-Annual Report to Shareholders, respectively.

                            APPENDIX A: Bond Ratings

Debt Ratings--U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small. Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor's Municipal Issue Ratings

Municipal Issue Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either.

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

     1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. r The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

              APPENDIX B: Economic and Other Conditions in New York

The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

General. The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2004 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects budget balance in the 2005 and 2006 fiscal years and budget gaps for each of the 2007 through 2009 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

The Mayor is responsible for preparing the City's financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2005 through 2008 fiscal years submitted to the New York State Financial Control Board (the "Control Board") on June 29, 2004 (the "June 2004 Financial Plan"), Modification No. 05-4 to the June 2004 Financial Plan and the financial plan for the 2006 through 2009 fiscal years submitted to the Control Board on July 6, 2005. Modification No. 05-4 and the financial plan for the 2006 through 2009 fiscal years are referred to herein as the "2005-2009 Financial Plan" or "Financial Plan." The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and the cost of future labor settlements.

City's Financing Program. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements although it currently does not expect to issue such notes in fiscal year 2006. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

2005-2009 Financial Plan. For the 2004 fiscal year, the City's General Fund had an operating surplus of $1.928 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2004 fiscal year is the twenty-fourth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

The City's expense and capital budgets for the 2005 fiscal year were adopted on June 25, 2004. The June 2004 Financial Plan was consistent with the City's expense and capital budgets as adopted for the 2005 fiscal year. The June 2004 Financial Plan projected revenues and expenditures for the 2005 fiscal year balanced in accordance with GAAP and gaps of $3.7 billion, $4.5 billion and $3.7 billion for fiscal years 2006, 2007 and 2008, respectively.

On July 6, 2005, the City submitted the Financial Plan to the Control Board. The Financial Plan relates to the City and certain entities that receive funds from the City and reflects changes as a result of the City's expense and capital budgets for the 2006 fiscal year which were adopted on June 30, 2005. The Financial Plan includes a modification to the June 2004 Financial Plan as subsequently modified by the financial plans submitted to the Control Board on October 21, 2004, February 2, 2005 and May 9, 2005 (the "May Financial Plan"). The Financial Plan projects revenues and expenditures for the 2005 and 2006 fiscal years balanced in accordance with GAAP, and projects gaps of $4.5 billion, $4.5 billion and $3.9 billion in fiscal years 2007 through 2009, respectively, after implementation of a gap-closing program described below.

The Financial Plan reflects increases in projected net revenues since the June 2004 Financial Plan totaling $3.6 billion, $2.2 billion, $1.9 billion and $1.3 billion in fiscal years 2005 through 2008, respectively. Changes in projected revenues since the June 2004 Financial Plan include: (i) increases in projected net tax revenues of $3.5 billion, $2 billion, $1.9 billion and $1.3 billion in fiscal years 2005 through 2008, respectively, resulting primarily from increases in personal income and business tax revenues, reflecting securities industry profits and an improving economy, and increases in mortgage recording, real property transfer and sales tax revenues; (ii) increases in non-tax revenues of $274 million, $121 million, $51 million and $45 million in fiscal years 2005 through 2008, respectively, primarily due to increased investment earnings;
(iii) reduction in anticipated federal assistance of $50 million in fiscal year 2005; and (iv) the delay from fiscal year 2005 to fiscal year 2006 of the receipt from TSASC, Inc. ("TSASC") of $120 million tobacco settlement receivables ("TSRs") retained in the TSASC trapping account.

The Financial Plan also reflects increases in projected net expenditures since the June 2004 Financial Plan totaling $577 million, $2.4 billion, $2.3 billion and $2.7 billion in fiscal years 2005 through 2008, respectively. Increases in projected expenditures since the June 2004 Financial Plan include: (i) increased Medicaid expenses of $184 million, $334 million, $508 million and $699 million in fiscal years 2005 through 2008, respectively; (ii) interest payments associated with the financing by the Hudson Yards Infrastructure Corporation ("HYIC"), a local development corporation created by the City, of the planned Hudson Yards development on the west side of Manhattan, of $52 million, $95 million and $139 million in fiscal years 2006 through 2008, respectively; (iii) increased other debt service expenditures of $46 million in fiscal year 2008;
(iv) increased pension and fringe benefit expenditures of $14 million, $711 million, $608 million and $514 million in fiscal years 2005 through 2008, respectively; (v) increased expenditures for education of $110 million in fiscal year 2005, $177 million in fiscal year 2006 and $116 million in each of fiscal years 2007 and 2008; (vi) increased agency spending of $114 million, $812 million, $333 million and $346 million in fiscal years 2005 through 2008, respectively; (vii) increased expenses for the next round of collective bargaining of $100 million, $350 million and $625 million in fiscal years 2006 through 2008, respectively; and (viii) a reserve available to cover increased expenditures, primarily for uniformed employees, expected to result from the eventual conclusion of the 2002-2005 round of collective bargaining of $778 million, $357 million, $282 million and $230 million in fiscal years 2005 through 2008, respectively. Decreases in projected expenditures since the June 2004 Financial Plan include decreased other debt service expenditures of $169 million, $145 million and $7 million in fiscal years 2005 through 2007, respectively. Prior years' expenses have been reduced by $200 million in fiscal year 2005 and the General Reserve has been reduced in fiscal year 2005 by $260 million.

The Financial Plan reflects a shortfall in anticipated State assistance by $201 million, $196 million, $94 million and $77 million in fiscal years 2005 through 2008, respectively. The Financial Plan also includes a tax reduction program that reduces tax revenues by $221 million, $233 million and $92 million in fiscal years 2006 through 2008, respectively, primarily due to the proposed restoration of the local sales tax exemption on clothing and footwear purchases under $110, which has been approved by the State.

In addition, the Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for the 2006 fiscal year and to reduce previously projected gaps for fiscal years 2007 and 2008. The gap-closing actions include:
(i) reduced agency expenditures or increased revenues totaling $402 million, $477 million, $318 million and $317 million in fiscal years 2005 through 2008, respectively; (ii) debt service savings of $10 million and $85 million in fiscal years 2005 and 2006, respectively; (iii) $85 million in fiscal year 2005 from the lease with the Port Authority of New York and New Jersey for LaGuardia and John F. Kennedy International Airports and taxi medallion sales; and (iv) State actions of $23 million, $317 million, $375 million and $443 million in fiscal years 2005 through 2008, respectively, and additional federal actions of $50 million in fiscal year 2006, which require the approval of the federal government.

The Financial Plan includes discretionary transfers in fiscal year 2005 of $3.5 billion, reflecting early payment of debt service and other payments otherwise expected to be made in fiscal year 2006.

The Financial Plan makes provisions for wage increases for all City employees other than uniformed employees for the 2002-2005 round of bargaining consistent with the settlement with District Council 37 of the American Federation of State, County and Municipal Employees ("DC 37"). The Financial Plan provides a collective bargaining reserve sufficient to pay contract settlements for all uniformed employees consistent with the recent award to police represented by the Patrolmen's Benevolent Association ("PBA"), including the productivity offsets contained therein. Any labor settlement in excess of such amounts could result in substantial additional costs to the City. Each incremental 1% wage increase for the portion of the City's workforce which does not yet have settled contracts for the 2002-2005 round of bargaining would cost approximately $135 million annually. Any incremental increases could be retroactive to as far back as the prior contracts' expiration dates, the vast majority of which were before July 1, 2003 and many of which were during the 2002 calendar year. The Financial Plan provides for 1.25% wage increases annually for all City employees for the next round of collective bargaining. The City Comptroller and others have issued reports identifying various risks. (See "Certain Reports" within).

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the continuing effects on the City economy of the September 11 attack; the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2005 through 2009 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the New York City Health and Housing Corporation ("HHC") and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions have been questioned by the City Comptroller and other public officials. (See "Certain Reports" within).

The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but are not within the City's control, will be realized.

Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will increase from an estimated level of 255,302 on June 30, 2005 to an estimated level of 256,463 by June 30, 2009.

Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants, which could have adverse effects on the City's cash flow or revenues.

Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller ("OSDC"), the City Comptroller, the Independent Budget Office ("IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

On July 28, 2005, the City Comptroller released a report on the adopted budget for fiscal year 2006 and the Financial Plan. The report stated that the fiscal 2006 adopted budget is balanced, and that the potential risks may be offset through additional revenues. The report included an assessment of the budget gaps in fiscal years 2007 through 2009 of the Financial Plan, and stated that their magnitude poses a significant fiscal challenge to the City that, if coupled with a recession or other event that places further stress on the budget, would require additional service cuts, tax increases, or both.

In his report, the City Comptroller identified net risks and possible resources for fiscal years 2006 through 2009 which, when added to the projected results in the Financial Plan, would result in a surplus of $899 million in fiscal year 2006 and gaps of $4.0 billion, $4.2 billion and $4.3 billion in fiscal years 2007 through 2009, respectively. The risks and possible resources set forth in the City Comptroller's report include: (i) the possibility that tax revenues could be greater than projected in the Financial Plan by $1.1 billion, $575 million and $365 million in fiscal years 2006 through 2008, respectively, and less than projected by $240 million in fiscal year 2009; (ii) increased overtime expenditures of $181 million in fiscal year 2006 and $75 million per year in fiscal years 2007 through 2009; (iii) a $30 million increased cost of an eventual retroactive settlement of the teachers' contract if patterned after the existing DC 37 labor contract, in fiscal year 2006; and (iv) possible increased City expenses for certain welfare services resulting from the State's implementation of a block grant program that consolidates funding for certain welfare services and reduces overall State support, creating risks of $10 million per year in fiscal years 2007 through 2009.

In addition to the risks and possible resources quantified in the report, the report identified additional issues, the impacts of which are uncertain with respect to timing and magnitude. The report noted that the Executive Budget includes reserves to support wage increases for teachers patterned after the DC 37 agreement for civilian employees and noted that if the teachers' settlement instead follows the pattern of the recent PBA award, costs in excess of the reserves in fiscal year 2006 would reach $980 million for retroactive payments and $120 million for annual wages. Furthermore, the report noted that the next round of collective bargaining is funded by the City at half the projected rate of inflation, and that this level of funding will require that new collective bargaining agreements contain substantial productivity savings. The report stated that the court order in the Campaign for Fiscal Equity litigation, which is under appeal, would require a phased-in goal of $5.6 billion in additional education spending each year, and that while it is unknown whether this amount will stand on appeal or how much, if any, will be the City's liability, this matter is unlikely to have an impact in fiscal year 2006. The report stated that certain recommendations of the City's Chief Actuary, if entirely implemented, would reduce the City's projected pension outlays by $855 million in fiscal year 2006 and $528 million in fiscal year 2007, although they would lead to additional expense in subsequent years.

The report also forecast strong economic growth in the City in 2005, with 30,000 new jobs, followed by job growth of 28,000, 26,000, 25,000 and 28,000 jobs per year in the years 2006 through 2009, which, the report noted, are approximately 10,000 fewer jobs per year in 2005 and 2006, 1,000 more jobs in 2007, 1,000 fewer jobs in 2008 and 3,000 fewer jobs in 2009 than estimated by the City's Office of Management and Budget ("OMB") in the Financial Plan. The report estimated the City's Gross City Product will grow by 3.3 percent in 2005,
2.9 percent in 2006, 2.7 percent in 2007 and 2.4 percent in each of the years 2008 and 2009, which the report compared to the 2.6 percent in 2005, 1.7 percent in 2006, 0.6 percent in 2007, 3.9 percent in 2008 and 4.0 percent in 2009 estimated by OMB in the Executive Budget.

On July 26, 2005, the staff of OSDC issued a report on the Financial Plan. The report stated that the City ended fiscal year 2005 with an estimated surplus of $3.5 billion, projects a balanced budget for fiscal year 2006 and shows budget gaps of $4.5 billion in each of fiscal years 2007 and 2008. The report stated that the fiscal year 2007 gap represents 13.3 percent of City fund revenues, and results from the use of non-recurring resources to balance the fiscal year 2006 budget, including the entire estimated surplus of $3.5 billion from fiscal year 2005, the expiration of temporary taxes, and the growth in non-discretionary expenses.

The risks to the Financial Plan identified in the report include: (i) possible increased spending for uniformed agency overtime of $40 million in fiscal year 2006 and $25 million in fiscal years 2007 through 2009; and (ii) possible failure to receive $50 million of federal assistance in fiscal year 2006. The report noted that such risks could be offset by possible additional revenues, including: (i) additional tax revenues of $450 million and $200 million in fiscal years 2006 and 2007, respectively, (ii) $200 million in fiscal year 2006 from the re-estimation of prior year expenses, (iii) $150 million in fiscal year 2006 from the sale of an asset to the Battery Park City Authority, (iv) $50 million in fiscal year 2006 from delayed hiring, and (v) lower pension contributions of $10 million in fiscal year 2006, $25 million in fiscal year 2007, $50 million in fiscal year 2008 and $75 million in fiscal year 2009 resulting from increased pension fund earnings in fiscal year 2005. These risks and offsets, when added to the results projected in the Financial Plan, would produce a surplus of $770 million in fiscal year 2006 and result in gaps of $4.3 billion, $4.4 billion and $3.9 billion in fiscal years 2007 through 2009, respectively.

In addition, the report identified other issues which could have a significant impact on the City, including the possibility of substantial payments for wage increases, possible increased funding for education and various possible effects of changes in assumptions and methodologies used to calculate pension contributions. The report identified the completion of the current round of collective bargaining as a budget risk and estimated that a settlement with the United Federation of Teachers ("UFT"), if patterned after the economic terms in the recent PBA award rather than the DC 37 agreement, would cost about $1 billion more than the City set aside through fiscal year 2006 and an additional $500 million annually thereafter. The costs could be reduced if the City and the UFT reach an agreement on productivity improvements.

The report also stated that although the Financial Plan assumes that all employees will self-fund wage increases in fiscal year 2005 with productivity and other savings, and includes a reserve for collective bargaining that is sufficient to fund annual wage increases of 1.25 percent beginning in fiscal year 2006, actual settlements could increase City costs. For example, wage increases at the projected inflation rate for all employees who have yet to reach new agreements covering fiscal year 2005, and for all employees beginning in fiscal year 2006, would exceed the City reserve for this purpose in fiscal year 2006 through 2009 by $750 million, $950 million, $1.2 billion and $1.5 billion respectively. These potential liabilities could be reduced to the extent that the City and the municipal unions reach agreements that include productivity savings.

The report noted that the Financial Plan incorporates the recommendations of an independent actuarial consultant and other technical re-estimates, which increase planned pension contributions by $862 million in fiscal year 2006 and $718 million in fiscal year 2007 and about $450 million annually thereafter, but does not incorporate the possible effects of changes in methodologies recommended by the City's Chief Actuary. In May 2005, the City Actuary submitted to the boards of the five actuarial pension funds a proposal that included both revised actuarial assumptions and methodologies, but the pension boards did not approve the proposed revisions. The City Actuary is expected to resubmit his proposal to the five boards in fiscal year 2006; if approved, pension contributions could be lower than anticipated in the Financial Plan by $640 million in fiscal year 2006 and $490 million in fiscal year 2007, but higher than anticipated in the Financial Plan by $20 million in fiscal year 2008 and $200 million in fiscal year 2009. Elements of these recommendations would also require State approval. The report noted that if the Court of Appeals upholds the lower court ruling in the Campaign for Fiscal Equity litigation, and if the State Legislature requires the City to contribute 40 percent of the additional educational funding as recommended by the Governor,

City education costs could increase by as much as $575 million in fiscal year 2007, $1.1 billion in fiscal year 2008, $1.6 billion in fiscal year 2009 and $2.3 billion in fiscal year 2010.

The report included a review of several years' current-year operating results, considered without regard to the transfer of surplus resources from prior years. The report noted that although the Financial Plan projects a balanced budget for fiscal year 2006, the use of the $3.5 billion surplus from fiscal 2005 to achieve this result indicates that the City is on track to end fiscal year 2006 with a current-year operating deficit of $3.5 billion without taking account of discretionary transfers, and that although this deficit will narrow as the City takes actions to help balance the fiscal 2007 budget, the City may not generate a current year operating surplus in fiscal year 2006. The report compared that projection to recent current-year operating results, which included deficits, without taking into account discretionary transfers, of $2.6 billion and $795 million in fiscal years 2002 and 2003, respectively, a surplus of $511 million in fiscal year 2004 and an expected surplus of $1.6 billion in fiscal year 2005.

The report noted that high oil prices and interest rates are major factors that will continue to determine economic growth in the City, and that other risks to the City's economy include high consumer and business debt levels, widening federal budget and trade deficits, the effects of revaluation of the Chinese Yuan, and the sluggish economic growth overseas.

The report also noted that a number of City-related public authorities also face fiscal challenges. The report noted that the Off-Track Betting Corporation projects increased losses during the fiscal plan period, that while the Metropolitan Transportation Authority is on track to balance its budget in calendar years 2006 and 2007, it still faces long-term fiscal challenges and that HHC is making progress balancing this year's budget on a cash basis, but continues to operate in a difficult financial environment.

On July 28, 2005, the staff of the Control Board issued a report on the Financial Plan. The report noted that the City has adopted a fiscal year 2006 budget that will likely end the year in balance but that reliance on the large fiscal year 2005 surplus to balance the fiscal year 2006 budget leaves fiscal year 2007 with a large projected deficit of $4.5 billion. The report also noted that the City expects 2006 revenues and expenditures to decline by $4 billion.

The report quantified certain small risks and possible resources. The report identified possible net resources of $137 million for fiscal year 2006, and net risks of $55 million in each of fiscal years 2007 through 2009, which, when combined with the results projected in the Financial Plan, result in an estimated surplus of $137 million in fiscal year 2006 and estimated gaps of $4.6 billion, $4.5 billion and $4.0 billion for fiscal years 2007 through 2009, respectively. The risk identified is the possibility that overtime could be greater than expected by $188 million in fiscal year 2006 and $205 million in each of fiscal years 2007 through 2009. The report further noted that this risk could be partially offset by greater than projected non-property tax revenues of $200 million in fiscal year 2006 and by increased miscellaneous revenues of $125 million in fiscal year 2006 and $150 million in each of fiscal years 2007 through 2009.

In addition to the risks quantified in the report, the report noted two significant risks that were not quantifiable and might impact fiscal years 2006 or 2007. First, the report noted the City's unsettled labor situation, stating that although the recent PBA award settled retroactive terms for the police for fiscal years 2003 and 2004, the other uniformed services and UFT do not have contacts for that round of bargaining or beyond, and no City employees have contracts for fiscal year 2006 or beyond. The report noted that there is a significant risk that the amounts provided in the Financial Plan for future settlements may be inadequate. The second significant risk noted was the possibility of increased expenditures for education that could result from a final decision in the unresolved Campaign for Fiscal Equity litigation.

The report also identified fringe benefits, pensions, Medicaid and debt service as sources of spending growth in the Financial Plan.

Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. To finance its projected cash flow needs, the City issued $1.5 billion of short-term obligations in fiscal years 2004, 2003 and 2002, and $750 million of short term obligations in fiscal years 2001 and 2000. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short term notes in amounts exceeding those expected early in such fiscal years. Although the Financial Plan reflects the issuance of $1.5 billion of short-term obligations during fiscal year 2006 to satisfy the City's seasonal financing needs, current cash-flow projections do not anticipate the need for the City to issue such obligations. The City will continue to review its cash position and the need for short-term borrowing on a daily basis.

Outstanding Indebtedness. As of June 30, 2005, the City had approximately $33.688 billion of outstanding net long term debt.

Water, Sewer and Waste. The City's financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City's water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City's water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City's costs of operating the water and sewer system and as rental for the system. The City's ten year capital strategy applicable to the City's water and sewer system covering fiscal years 2006 through 2015, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $15.6 billion. The City's capital commitment plan for fiscal years 2005 through 2009 reflects total anticipated City-funded water and sewer commitments of $9.8 billion which are expected to be financed with the proceeds of Water Authority debt.

Litigation. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2004 amounted to approximately $4.4 billion.

New York State

The New York Economy. The New York economy continues to expand. Above-trend national growth rates continue to buttress the New York State economy, sustaining the recovery from the State's 2001-2003 recession that is estimated to have ended in August 2003. Since then, the State labor market has added 130,000 private sector jobs. Total and private non-farm employment is projected to grow 1.1 percent and 1.2 percent, respectively, for the current year. The continued strengthening of New York economy will help sustain the housing market in 2005, though the pace of growth observed in 2004 has already begun to cool. With the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Consequently, bonus growth for 2005 will fall short of the extraordinary growth experienced in 2004, offsetting the impact of higher employment growth on personal income and wages. New York personal income is projected to rise 5.1 percent for 2005, while wage and salary growth is projected at 4.9 percent.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than four of every ten nonagricultural jobs in New York, and accounts for a higher proportion of total jobs than the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. As defined under the new ("NAICS") industrial classification system, the trade, transportation and utilities sector accounts for the largest component of state nonagricultural employment, but only the fourth largest when measured by income share. New York City is the nation's leading center of banking and finance and as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

Economic and Demographic Trends. In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11th attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed.

Recent Events. The State ended its 2004-2005 fiscal year in balance on a cash basis, with a reported closing balance in the General Fund of $1.2 billion. The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. The State released its Annual Information Statement on May 4, 2005 (the "Annual Information Statement"), which reflects the Enacted Budget Financial Plan for the 2005-2006 fiscal year ("Enacted Budget") based on the budget bills and chapter amendments enacted through April 12, 2005. The Governor's Executive Budget presented a balanced General Fund financial plan that eliminated a projected budget gap of $4.2 billion with a closing balance in the General Fund of $1.8 billion, and projected gaps of $2.5 billion in fiscal year 2006-2007 and $2.5 billion in fiscal year 2007-2008, assuming all the Executive Budget savings proposals were enacted. The Enacted Budget is also balanced, identifying $1.4 billion in new General Fund resources to fund $1.4 billion in net additions, approving roughly $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations, and projecting a closing fund balance in the General Fund of $1.8 billion, and gaps of approximately $3.2 billion in fiscal year 2006-2007 and $4.1 billion in fiscal year 2007-2008.

The Enacted Budget authorized approximately $1.8 billion of the $2.8 billion in spending restraint proposed with the Executive Budget, including (a) roughly one-half of the $1.1 billion in proposed Medicaid provider and recipient cost containment and all $800 million in savings from financing certain Medicaid spending outside of the General Fund, (b) debt management initiatives to help reduce the growth in debt service costs ($150 million), and (c) mental hygiene savings ($250 million). Revenue actions net of tax cuts total $605 million, or $72 million above the $533 million proposed with the Executive Budget. Finally, $889 million in one-time actions are authorized in the budget, an increase of $33 million above the Executive Budget.

The State has released its first quarterly update to its 2005-2006 financial plan dated August 1, 2005, which, among other things, updates projections for its 2005-2006, 2006-2007 and 2007-2008 fiscal years and an Annual Information Statement Update, dated August 8, 2005 (collectively, the "August Updates"). In the August Updates, the Division of the Budget ("DOB"), projects slightly improved operations in the current year, and gaps declining to approximately $2.9 billion in fiscal year 2006-2007 and $3.9 billion in fiscal year 2007-2008.

In the August Updates, DOB projects that General Fund disbursements, including transfers to other funds, will now total $46.4 billion, an increase of $242 million over the Enacted Budget estimate. State funds disbursements, which include spending financed from other state revenue sources as well as the General Fund, are projected to reach $70.5 billion in fiscal year 2005-2006, an increase of $179 million since the Enacted Budget. All Funds spending, which includes federal grants and the broadest measure of the State budget, is projected to total $106.7 billion in fiscal year 2005-2006, up $148 million from the Enacted Budget estimate.

In the August Updates, DOB projects that General Fund receipts, including transfers from other funds, to total $46.3 billion in fiscal year 2005-2006, an increase of $321 million from the Enacted Budget estimate. The upward revision is primarily due to increases in the settlement portion of the Personal Income Tax ("PIT"). Downward revisions to the estimates for sales and the corporation and utilities taxes, based on collections to date, partially offset the income tax increase. All Funds tax receipts are projected to total nearly $52 billion in the current year, an increase of $194 million from Enacted Budget estimates. The change reflects the increases in the PIT estimate and decreases in the corporation and utilities and sales tax projections.

DOB noted in the August Updates that the General Fund ended the first quarter of fiscal year 2005-2006 with a balance of $4 billion, $536 million below the Enacted Budget estimate. DOB attributed this lower balance to a combination of $148 million in lower receipts and $388 million in higher spending in comparison to the Enacted Budget forecast. DOB stated that these variances were due to timing-related factors, and that underlying trends indicate the State will end fiscal year 2005-2006 with slightly improved results compared to the Enacted Budget.

Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan (the "State Financial Plan"). These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB has stated that its belief that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

The State was involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State was counting on $2.2 billion in conversion proceeds from Empire and other sources to finance Health Care Reform Act ("HCRA") programs in 2005-2006. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The State Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs.

On June 20, 2005, the Court of Appeals ruled in favor of the State in Consumers Union of U.S., Inc. v. State in which the Consumers Union challenged the constitutionality of the Empire conversion and the use of proceeds from such conversion. As a result, the State Comptroller has transferred the Empire proceeds received to date ($754 million) that were held in escrow pending resolution of the court to the HCRA Resources Fund. HCRA is counting on another $1.1 billion in Empire conversion proceeds to become available by the end of fiscal year 2005-2006.

The State Financial Plan projections assume that Video Lottery Terminal ("VLT") revenues will be used to continue to finance the State's new "sound basic education" ("SBE") aid formula. The SBE program is part of the State's efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid.

     In May 2005, the Court of Appeals upheld the constitutionality of VLTs. The ruling allows for continued operation of VLTs and distinguishes VLTs from slot machines, which are not permitted under the State Constitution. The ruling ensures that the State will continue receiving revenues from VLTs, which have so far been implemented at five of the State's racetracks. Four other racetracks have received authorization to operate VLTs, and are in various stages of implementation.

     As of the close of 2004-2005, DOB projected balances in the State's general reserves to guard against unbudgeted risks would total $1.5 billion. The reserves include $872 million in the Tax Stabilization Reserve Fund ("TSRF"), $601 million in a new fiscal stability reserve fund, and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the TSRF from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of 1 percent to five-tenths of 1 percent. The TSRF has reached its statutory maximum balance of 2 percent and can only increase as the size of the budget increases.

     Aside from the $21 million in the Contingency Reserve Fund, the current State Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts or disbursements.

     In addition, the State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant is the Campaign for Fiscal Equity v. State of New York, in which the New York State Court of Appeals held that, with respect to education in New York City, the State was not in compliance with a State constitutional mandate requiring the provision of a sound basic education to children. The court directed that by July 30, 2004, the State must have determined the actual cost of providing a sound basic education in the City and enacted appropriate reforms. The State did not implement a compliance plan by the deadline, and on August 3, 2004 the State Supreme Court issued an order appointing a three member panel to report on the measures taken by the State to bring the State's funding mechanism into Constitutional compliance and to identify the areas, if any, in which such compliance is lacking. The panel's report was released on November 30, 2004. It recommends additional operational funding of $5.63 billion per year for education in the City, phased in over four years beginning with $1.41 billion in fiscal year 2006, and additional spending on capital improvements for education in the City, over five years, of $9.179 billion. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel's report and recommendations and directing the State to take all steps necessary to provide the additional funding for New York City schools recommended in the panel's report. The State appealed from the March 15, 2005 order to the Appellate Division, First Department and the trial court's decision was stayed pending resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs' motion to lift the automatic stay. The Enacted Budget provides an $850 million school year increase in school aid, $324 million above the level recommended in the Executive Budget. The school aid program includes the SBE program, financed with VLT revenues, that will distribute aid through a formula that benefits high-need districts, and is part of the State's effort to comply with the State Court of Appeal's decision in Campaign for Fiscal Equity v. State of New York.

     The federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, certain audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current State Financial Plan assumes the Federal government will fully reimburse these costs.

     In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services ("CMS") pending finalization of six audits conducted by the Office of the Inspector General ("OIG") of the Department of Health and Human Services, covering $1.5 billion in claims submitted between 1990 and 2001. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the State Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

     To date, OIG has issued three final audit reports, which covers claims submitted by upstate school districts for speech pathology and transportation services and the City for speech pathology services. In these reports, OIG recommends that the State refund to the CMS $173 million of the $362 million in claims for upstate speech pathology services, $17 million of the $72 million for upstate transportation services, and $436 million of the $551 million in claims submitted for New York City speech pathology services. While CMS has not taken any action with regard to the recommended disallowances by OIG, CMS is deferring 25 percent of City claims and 9.7 percent of claims submitted by the rest of the State pending completion of the audits. The State disagrees with the audit findings on several grounds and has requested that these be withdrawn.

     While information on the specific prescription drugs that will be covered by the new Federal Medicare Part D Prescription Drug Benefit Program is not yet available, Part D does pose a potentially significant risk to the State Financial Plan. The risk results from a Federal requirement that the State contribute a portion of the Medicaid savings (90 percent in 2006 declining to 75 percent in 2015) for those recipients who are eligible for both Medicaid and Medicare (dually eligible) and the potential that certain drugs now available to dually eligible individuals through Medicaid will not be covered by Part D - even though State law requires a comparable benefit. Information on Medicaid Part D formularies is expected to be available in October 2005.

     The State Legislature has approved a concurrent resolution to amend the State's budget process that will be submitted to the voters on November 8, 2005. If approved, the amendment to the State Constitution and its companion statute would take effect on January 1, 2006. The Governor and Attorney General have stated their opposition to the amendment. Taken together, the constitutional amendment and the accompanying statutory implementing language would (in summary): (i) extend the 2006-2007 fiscal year by one month to April 30, 2007, and shift the start of the State's fiscal year from April 1 to May 1, beginning with the 2007-2008 fiscal year; (ii) create a Contingency Budget to take effect the first day of the fiscal year that contains statutorily determined spending levels in the event the Legislature does not act on all of the Governor's proposed Executive Budget; (iii) grant the Legislature the ability to pass two multiple-purpose appropriation bills (rather than the one currently authorized);
(iv) create a new fiscal stabilization reserve fund, that may be used only to help balance a subsequent fiscal year, and limit the purpose of the existing TSRF to current year needs; and (v) establish a new Budget Office and a separate Advisory Committee, appointed by the Senate Majority Leader and Assembly Speaker.

     DOB noted in the August Updates that it believes the amendment, if enacted, could present a number of substantive and technical problems that have the potential to disrupt State finances. For example, moving the start of the State's fiscal year from April 1 to May 1 results in the State ending the fiscal year on a volatile revenue month, increasing the risk of year-end shortfalls. In addition, starting the fiscal year on May 1 may potentially require the State to issue short-term notes ("seasonal borrowing") to support General Fund cash disbursements in the first quarter of the fiscal year, since May disbursements typically exceed May receipts by $2 billion to $3 billion. The State eliminated the practice of seasonal borrowing in the early 1990s through the Local Government Assistance Corporation ("LGAC") and is limited by existing law and bond covenants from returning to similar borrowing in the future. DOB plans to publish a more complete analysis of the proposed amendments at a future time.

     Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

Cash-Basis Results for Prior Fiscal Years.

     The DOB reported a 2004-2005 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

     The General Fund ended the 2004-2005 fiscal year with a balance of $1.2 billion, which included dedicated balances of $872 million in the TSRF (after an $78 million deposit at the close of 2004-2005), $21 million in the Contingency Reserve Fund ("CRF") and $325 million in the Community Projects Fund ("CPF"), which pays primarily for legislative "member items." The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-2005 fiscal year, including $601 million in the new fiscal stability reserve fund.

     General Fund receipts, including transfers from other funds, totaled $43.8 billion in 2004-2005, an increase of $1.4 billion from 2003-2004 results. Tax receipts, excluding the impact of the tax reserve transaction, increased by nearly $4 billion on an annual basis. The growth was offset by an annual decline of $3.5 billion in miscellaneous receipts, due mainly to the State's securitization of tobacco settlement payments in 2003-2004.

     General Fund spending, including transfers to other funds, totaled $43.6 billion in 2004-2005, an increase of $1.6 billion from 2003-2004. Medicaid, school aid, fringe benefits, and debt service were the main sources of annual growth.

     The DOB reported a 2003-2004 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

     The General Fund ended the 2003-2004 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the TSRF (after an $84 million deposit at the close of 2003-2004), $21 million in the CRF and $262 million in the CPF, which pays primarily for legislative "member items." The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-2004 fiscal year.

     The State ended the 2002-2003 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF to pay costs related to litigation against the State, and $85 million in the CPF. The closing balance excluded $627 million on deposit in the refund reserve account at the end of the 2002-2003 fiscal year. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

     General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-2003, a decrease of $2.3 billion from the forecast set forth in the revised 2002-2003 Financial Plan dated February 28, 2003 (the "February Financial Plan"). The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-2003 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-2003 (a decrease of $1.7 billion or 4 percent from 2001-2002 results).

     State Retirement Systems. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2003-04 fiscal year. There were 2,835 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

     As of March 31, 2004, 641,721 persons were members and 328,355 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

     Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller ("OSC") reports the net assets available for benefits as of March 31, 2004 were $120.8 billion (including $1.4 billion in receivables), an increase of $23.4 billion or 24.1 percent from the 2002-2003 level of $97.4 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $130.5 billion on April 1, 2003 to $140.2 billion (including $52.8 billion for current retirees and beneficiaries) on April 1, 2004. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2004 in that amortized cost was used instead of market value for bonds and mortgages. Actuarial assets increased from $106.7 billion on April 1, 2003 to $117.5 billion on April 1, 2004.

     Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the LGAC, a public benefit corporation empowered to issue long term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

     The legislation also imposed a limitation on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth year after the limit was first exceeded (i.e., no tax and revenue anticipation note seasonal borrowing in the fifth year). This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No restrictions were placed on the State's ability to issue deficit notes.

     The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short term seasonal borrowings.

     Legislation enacted in 2003 currently requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its resolution authorizing such bonds to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and that if any such act or omission were to occur with respect to any possible bonds issued by the City or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

     Financing Activities. For purposes of analyzing the financial condition of the State, debt may be classified as "State-supported debt" and "State-related debt." "State-supported debt" includes general obligation debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to annual appropriations made by the State Legislature. "State-related debt" includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

     As of March 31, 2005, the total amount of outstanding general obligation debt was $3.7 billion.

     The Debt Reform Act of 2000, which applies to all new State-supported debt issued on and after April 1, 2000, imposes phased-in caps on new debt outstanding and new debt service costs. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-2001 and will gradually increase until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-2001 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

     The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

     Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2004. On October 30, 2004, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2004 at 1.55 percent of personal income and debt service on such debt at 0.84 percent of total governmental receipts, compared to caps of 1.98 percent for each. The Annual Information Statement states that DOB projects that debt outstanding and debt service costs for the 2004-2005 fiscal year and the entire five-year forecast period will also be within the statutory caps.

     Public Authorities -- General. As of December 31, 2004, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $120.4 billion, only a portion of which constitutes State-supported or State-related debt.

     Litigation. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced State Financial Plan.

     The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. (See "Special Considerations" within).

     Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2005-2006 fiscal year or thereafter.

     Grants to Local Governments. Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. Local assistance spending is projected to be $31.4 billion in 2005-2006, an increase of $1.4 billion (4.8 percent) from the current year. Growth in school aid ($864 million) and CUNY operating costs (mainly for salary growth and increases in fixed costs) and CUNY/SUNY community college enrollment growth ($179 million) are partially offset by savings from Medicaid cost containment and a patient income revenue reclassification.

          APPENDIX C: Economic and Financial Conditions in Pennsylvania

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers and other demographic information. The Trust has not independently verified the information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Commonwealth Taxes

The major tax sources for the Pennsylvania General Fund are (i) the sales tax,
(ii) the personal income tax, (iii) the corporate net income tax, (iv) the capital stock and franchise taxes, (v) gross receipts taxes, (vi) inheritance and estate taxes, and the cigarette tax. A variety of other taxes account for the remainder of the General Fund tax revenues. In December 2003, the second part of a two-part fiscal 2004 budget package that had been subject to a political logjam was enacted. That legislation reflected a compromise budget and was projected to increase Pennsylvania taxes by $1 billion, including a 10% increase in the personal income tax from 2.8% to 3.07%. Other major components of the tax revisions included (i) a restructuring of taxation of telecommunications to include the imposition of the gross receipts tax on cellular and interstate telecommunication as well as certain sales and use tax exemptions for particular telecommunications activities, (ii) an increase to the cigarette tax from $1.00 per pack to $1.35 per pack, (iii) a modification of the scheduled phase-out of the capital stock and franchise tax for tax years 2003 and 2004, and (iv) various other tax rate and tax base revisions, including some tax cuts.

In the fall of 1998, Pennsylvania enacted the Keystone Opportunity Zone Act, which provides for the creation of "keystone opportunity zones" designed to spur economic development by foregoing state and local taxes under certain circumstances. The legislation provides for relief from, among other things, corporate net income taxes, capital stock/foreign franchise taxes, personal income taxes and sales and use taxes (on purchases used and consumed by businesses in the zone). Legislation enacted in 2000 and in later years expands the program.

In March 2004 the Pennsylvania Tax Reform Commission ("Commission") was established by Governor Rendell to evaluate Pennsylvania's business tax structure and recommend changes that would broaden the tax base and reduce the corporate tax rate while protecting the stability of the state budget. On November 30, 2004, the Commission issued its final report. Its recommendations included (i) a reduction of the corporate net income tax rate from 9.99% (the third highest in the nation) to 6.99%, (ii) a shift to a mandatory unitary combined reporting system, which would require members of a unitary group of businesses to combine their income and expenses for tax purposes, (iii) elimination of the $2 million annual cap on net operating losses, (iv) changing the weighting of the sales factor of the corporate net income tax apportionment formula from the present 60% to 100%, which the Commission it said would encourage employers to locate or expand in Pennsylvania, (v) shifting to market-based sourcing in the corporate net income tax apportionment formula for the sale of services, which the Commission said would encourage growth in service-related industries, (vi) continuing the current statutory phase-out schedule for the capital stock/franchise tax, or accelerating the schedule;
(vii) reforming Pennsylvania's tax appeals process and related administrative procedures, (viii) imposition of a net 1% entity level tax on the federally reported net income of pass-through businesses apportioned in the same manner as the corporate net income tax, and (ix) continuation of the current tax benefits available for businesses that locate in Keystone Opportunity Zones or Keystone Innovation Zones. Some or all of these recommendations may be included in the Governor's fiscal 2005/2006 budget proposal.

Recent Developments

The Comprehensive Annual Financial Report ("CAFR") for the Commonwealth for the fiscal year ended June 30, 2003 was issued on May 28, 2004. The CAFR, beginning with the one issued for the fiscal year ended June 30, 2002, incorporates several new accounting and reporting standards that affect the comparability of financial information for that fiscal year and subsequent fiscal years to GAAP basis financial information reported for fiscal years prior to the adoption of the new standards. Also beginning with the fiscal year ended June 30, 2002, the CAFR provides a new presentation of government-wide financial statements that are intended to provide an all-encompassing view of a government's financial condition and activities.

On July 4, 2004 the Commonwealth's fiscal year 2005 budget was enacted by the General Assembly and signed into law by the Governor. The fiscal year 2005 budget includes a projected rise, prior to reserves for tax refunds, in Commonwealth revenues of 4.5% over fiscal year 2004 receipts. Additional revenues are projected based upon full year collection of numerous tax rate and tax base changes enacted in December 2003 as part of the fiscal year 2004 budget. These increased revenues are based upon a projection that the national economic recovery will continue to demonstrate modest yet sustainable growth through fiscal year 2005. The enacted fiscal year 2005 budget provides for an increase of appropriations of 4.5% over fiscal year 2004 appropriations. The enacted 2005 budget is projected to have a preliminary ending balance of $5.1 million.

Recent Financial Results

During the five-year period from fiscal year 1999 through fiscal year 2003, total revenues and other sources increased by an average of 4.3% annually. Tax revenues during this same period increased by an annual average of 1.9%. During the past several fiscal years slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund.

Expenditures and other uses during the fiscal years 1999 through 2003 rose at an average annual rate of 5.7%. Comparison of expenditures by individual category in fiscal year 2002 and 2003 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.

Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund and initially directed $300 million of funding from the General Fund for deposit to the fund during fiscal year 2003. Subsequently, the General Assembly repealed the $300 million transfer allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the fiscal year 2003 budget.

Balances in the Budget Stabilization Reserve Fund may be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth's citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by the transfer of a legislatively determined portion of the General Fund budgetary basis unappropriated surplus at the close of a fiscal year, by investment income to the fund, and by specific appropriation from other available funds by the General Assembly. The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6% of General Fund revenues. Beginning with fiscal year 2003, 25% of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. When the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6% of General Fund revenues, the proportion of the General Fund's fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is to be lowered from 25% to 10%. The General Assembly may appropriate additional amounts to this fund at any time.

Fiscal Year 2003

GAAP Basis. At June 30, 2003, the General Fund reported a fund balance of $2,357.7 million, a decrease of $655 million from the reported $3,022.8 million fund balance at June 30, 2002. On a net basis, total assets increased by

$388 million to $8,525 million. Liabilities increased by $1,053 million to $6,167 million largely because of a $383 million increase in accounts payable. A large part of the $665 million net decrease in General Fund balance was because the General Fund transferred $903 million to other Funds and provided $1,037 million to component units. Without these items, the General Fund would have increased by $1,275 million. Total General Fund expenditures increased by 8.2% during the fiscal year ended June 30 2003, on a reported basis, largely because of a sharp increase in expenditures for medical and other assistance (reported as part of health and human services) and a change in classification for component unit subsidies. General Fund tax revenues increased by 4.9% due to economic growth and, to a large degree, by increases in cigarette tax rates. Intergovernmental revenues increased by 11.1% due to increases in federally-funded programs, particularly medical and other assistance. Total General Fund revenues increased by 6.1% during the fiscal year. The overall decrease in fund balance ($665 million) during the fiscal year was an improvement of $957 million over the prior year fiscal year decrease in fund balance ($1,622 million). On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline.

Budgetary Basis. Continued slow growth in the national economy since the recession of 2001 impacted the Commonwealth tax and revenue collections in fiscal year 2003. Actual fiscal year Commonwealth revenues were below estimate by 2.3% or $497.6 million. Total fiscal year 2003 Commonwealth revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources were $21,808.5 million. Actual expenditures from fiscal year 2003 appropriations were 1.4% or $295.7 million below the original enacted amounts for fiscal year 2003. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources totaled $21,671.9 million. As a result of financial operations during fiscal year 2003, efforts to reduce expenditures and the General Assembly's repeal of the transfer of $300 million from the General Fund to the Budget Stabilization Reserve Fund, the unappropriated surplus balance increased by $136.6 million prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund. As a result, the fiscal year 2003 final unappropriated surplus balance was $209.3 million as of June 30, 2003.

Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, and prior to reserves for refunds increased 11.0% from fiscal year 2002 levels. Fiscal year 2003 revenues totaled $21,808.5 million, an increase of $2.2 billion over fiscal year 2002 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1.3 billion to $21,314.5 million in fiscal year 2003, a 6.3% increase. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal 2003 budget. While Commonwealth revenues increased year over year, revenues were below the estimate enacted with the fiscal 2003 budget. Non-tax revenues, particularly earnings on investments and escheats, exceeded the estimate by $15.7 million or 2.0%. Reserves for tax refunds in fiscal year 2003 were $929.6 million, a decrease of $37.6 million or 3.9% from fiscal year 2002 levels.

Commonwealth expenditures of appropriations, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $21,671.9 million, representing an increase of $797.5 million or 3.8% from fiscal year 2002 levels. A total of $466.9 million in appropriations were lapsed in fiscal year 2003 as part of a comprehensive effort by the executive branch to limit expenditures in response to revenue collections below the estimate enacted with the 2003 budget. The fiscal year 2003 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2002.

Fiscal Year 2004

A rebounding national economy that exceeded preliminary estimates for growth resulted in actual fiscal year 2004 Commonwealth General Fund revenues exceeding the budget estimate by 2.9%, or $636.7 million. Total fiscal year 2004 revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $23,159.7 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources was $23,089.2 million. As result of Commonwealth financial operations during the fiscal year the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, was scheduled to increase $57.5 million to $266.8 million from the fiscal year 2003 ending balance. Following the statutorily required 25% transfer to the Budget Stabilization Reserve Fund ($66.7 million), a supplemental transfer of $123.3 million also made to the Budget Stabilization Reserve Fund. As result, the fiscal year 2004 final unappropriated surplus balance was $76.7 million as of June 30, 2004.

Revenues available to the Commonwealth, including intergovernmental transfers and additional resources increased 6.2% from fiscal year 2003 levels. Fiscal year 2004 revenues totaled $23,159.7 million, an increase of $1,351.2 million over fiscal year 2003 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1,513.6 million to $22,828.1 million in fiscal year 2004, a 7.1% increase from fiscal year 2003 actual receipts. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal year 2004 budget. Tax revenues to the Commonwealth for fiscal year 2004 exceeded the budget estimate, as re-certified in December 2003, by $636.7 million or 2.9%. Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate. Non-tax revenue collections were $158.9 million (25.5%) greater than projected, principally due to increased earnings on investments and the enhancement of Commonwealth's escheat program. In addition, as part of the fiscal year 2004 budget certain tax, fee and other revenue enhancement items totaling $794 million were enacted.

Reserves for tax refunds in fiscal year 2004 were $1,014.7 million, an increase of 9.2% over fiscal year 2003 reserves. Recent tax rate and tax base changes have contributed to the growth rate in refunds in fiscal year 2004. Actual tax refunds have stabilized after several recent years of increases. At the end of fiscal year 2004, approximately $91.7 million of reserves were available for making tax refunds in the following fiscal year.

Expenditures for the fiscal year, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $23,089.2 million, representing an increase of $1,417.3 million or 6.5% from the fiscal year 2003 level. A total of $182.9 million in appropriations were lapsed in fiscal year 2004. The fiscal year 2004 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2003.

GAAP financial information is not yet available for fiscal year 2004.

As part of his fiscal year 2004 budget proposal, the Governor proposed two major program expansions that were enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The program as enacted would increase, over time, the Commonwealth's subsidy of local public school costs to 50% of total costs in the aggregate. Funds for education at the local level totaling nearly $1.0 billion are expected to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is to come from $2,025 million of debt issued over more than four fiscal years.

Major portions of the Governor's economic stimulus proposal were enacted with the passage of Acts 10, 12, 22, 23 and 67 of 2004.

Fiscal 2005 Budget

The adopted budget for fiscal year 2005 is based on an estimated 4.5% increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues are projected to increase 3.8% over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, is expected to rise $1,342.1 million or 6.1% over fiscal year 2004 actual receipts. Approximately two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes.

Receipts of Commonwealth non-tax revenues are expected to return to historic levels of approximately $478.4 million in fiscal year 2005, a reduction of $303.6 million from fiscal year 2004 actual receipts.

The fiscal year 2005 estimate for Commonwealth revenues as estimated in June 2004 was based upon an economic forecast for national real gross domestic product to grow at a 4.1% rate from the second quarter 2004 to the second quarter 2005. The forecast anticipates that economic growth will continue to recover from a recent period of softness in the second quarter of 2004 and that employment levels will continue to improve moderately. Trends in the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be close to the national rate.

The enacted fiscal year 2005 budget provides $22,876.1 million of appropriations from Commonwealth revenues, an increase of 4.5% from fiscal year 2004 appropriations, and represents a planned draw down of $71.8 million of the unappropriated surplus balance available at the end of fiscal year 2004. In addition, approximately $377.6 million of remaining federal fiscal relief is appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The enacted budget also includes $673.8 million in funding for medical assistance expenditures through intergovernmental transfer proceeds. This amount is a decrease of 8.8% from the $738.7 million in intergovernmental transfer proceeds utilized during fiscal year 2004.

On December 14, 2004, the Pennsylvania Secretary of Budget and Administration delivered the mid-year 2004-2005 budget update to legislative leaders. In his briefing, the Budget Secretary outlined the challenges that lie ahead for the Commonwealth in the remainder of this fiscal year and in the 2005-2006 fiscal year. He noted that balancing state budgets is very difficult right now, because the two biggest things that states fund are education and health care. He also noted that Pre-K-12 and higher education account for 43% of General Fund expenditures in the current fiscal year, with Medical Assistance and other welfare spending accounting for another 33% of General Fund expenditures, and further stated that the 2003-04 and 2004-05 General Fund budgets would have been in deficit if the Commonwealth had not received emergency federal "fiscal-relief" funding in both of those years.

According to a Pennsylvania Department of Revenue press release dated February 1, 2005, the state collected $2.1 billion in General Fund revenues in January 2005, $8.9 million, or .4% more than anticipated. Fiscal year-to-date General Fund collections total $12.5 billion, which is $261.1 million, or 2.1%, above estimate.

Other Information

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. From 1994 through 2003, Pennsylvania's annual average unemployment rate was at or below the Middle Atlantic Region's average. Since 2001, Pennsylvania's annual average was at or below the average for both the Middle Atlantic Region and the United States. Pennsylvania's seasonally adjusted unemployment rate rose to 5.6% in December 2004, up 0.2 of a percentage point from November. The average unemployment rate for the state in 2004 was 5.4%. Pennsylvania's unemployment rate was slightly above the national rate of 5.4% in December.

Nonagricultural employment in Pennsylvania over the ten-year period that ended in 2003 increased at an annual rate of 1.0%. This compares to a 1.2% rate for the Middle Atlantic region and a 1.5% rate for the United States as a whole during the period 1993 through 2002.

The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2004, the Commonwealth had $6,892.6 million of general obligation debt outstanding.

Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

Certain State-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 7, 2004.

No further bonds are to be issued by PICA for the purpose of either financing capital projects or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $770.7 million in Special Revenue bonds outstanding as of June 30, 2004.

There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open.

                       APPENDIX D: Proxy Voting Procedures

Sentinel Advisors Company

Invesco Global Asset Management (N.A.), Inc.

Evergreen Investment Management Company

                           NL Capital Management, Inc.
                            Sentinel Advisors Company

                     Proxy Voting Philosophy and Procedures
                            Revised February 15, 2005

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts managed by NL Capital Management, Inc. and its subsidiary, Sentinel Advisors Company (collectively, "the Company"). For externally managed accounts, the subadvisor shall maintain its own proxy voting philosophy and policy.

NL CAPITAL MANAGEMENT AND SENTINEL ADVISORS COMPANY PROXY VOTING PHILOSOPHY

In the broadest terms, the Company believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts, and votes all proxies with this goal in mind.

Fiduciary Responsibility

The Company has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While the Company will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of the Company's clients.

Using Management Guidance

The Company strives for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations, and that specific conditions at two different companies may at times result in different votes on similar proxy resolutions. Since the quality of management is one of the most important considerations of the Company's portfolio managers and analysts when making investments, considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of NLIC and its policyholders, SGF shareholders, NLCM clients, and NL SAII participants and beneficiaries, votes will be cast in accordance with management recommendations. .. Individual issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of shareholders and clients, resolution is always in favor of the latter group.

Policy on Board of Directors

The Company believes that meaningful, independent oversight of corporate managers is a vital role of a company's Board of Directors. To that end, the Company will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence and/or lack of material financial interest in the company.

Policy on Audit Committee

The Company believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. The Company will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Policy on Proxy Contest Defenses/Anti-takeover Measures

The Company generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. The Company generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, the Company conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that the Company generally opposes:

..    Classification of the Board of Directors
..    Shareholder rights plans (poison pills)

..    Greenmail
..    Supermajority rules to approve mergers or amend charter or bylaws
..    Authority to place stock with disproportionate voting rights or Golden
     Parachutes

Shareholder resolutions that The Company has generally supported:

..    Rescind or prohibit any of the above-anti-takeover measures
..    Annual voting ofdirectors; repeal classified boards
..    Adoption of confidential voting
..    Adoption of cumulative voting
..    Redeem shareholder rights plans
..    Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure

The Company carefully considers proposals to authorize increased shares, and generally limits authorization to funding needs for the next twelve months or compelling management cases. The Company will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

The Company believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. The Company will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. The Company will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, The Company will generally vote against plans which do not meet several criteria. The Company standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. The Company believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. The Company will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. The Company may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial benefits and acquisition price.

Social and Environmental Issues

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor's view of corporate responsibility or citizenship. Example of such proposals include requests that a company:

..    allow shareholder control of corporate charitable contributions
..    exit the nuclear power business
..    adopt the MacBride Principles
..    adopt theValdez Principles
..    stop doing business with the US Department of Defense
..    stopusing animals for product testing
..    make donations to a pro-life or pro-choiceadvocate
..    stop donations to a pro-life or pro-choice advocate
..    move its annualmeeting to a town with better public transportation

While the Company's directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is the Company's corporate policy not to favor resolutions that would impose mandatory constraints on a company's perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

PROXY VOTING PROCEDURES

Proxies for all accounts are forwarded to a single professional designated by the CEO of the Company. A Corporate Governance and Proxy Voting Committee exists to review potential proxy voting policy changes and to decide the outcome of controversial proxy decisions.

..    Upon receipt, proxies are verified to insure that the Company or its affiliates own the shares to be voted as of the record date on the proxy statement, and to cross-check that the number of shares/votes indicated on the proxy is correct. This is verified via Investor Responsibility Research Center (IRRC).
..    Every effort is made to insure that proxies are forwarded to The Company by
     IRRC sufficiently in advance of each company's annual meeting to allow ample time to research the issues, vote and return the proxy.
..    Once all proxies for an individual issue/company have arrived, the specific issues to be voted are researched. IRRC provides the Company with an analysis of the issues based on our stated proxy voting guidelines. This recommendation is taken into consideration in the analysis of each issue; the Company makes the final voting decisions. When, in the judgment of the "designated professional," the infrequent, controversial item arises on a proxy ballot, s/he will search out the opinions and recommendations of senior management who, acting as a "committee," will determine the ultimate vote.
..    Based on this research, the proxies are voted by the designee, who has final discretion on individual issues (except as noted above).
..    After the proxies have been voted, each individual proxy vote is recorded in IRRC, and a copy filed. IRRC records: actual vote on each resolution, number of shares voted, whether vote was for or against management's recommendation, and the date the proxy was voted. The copies are filed in the Company's library. This file is maintained electronically and in the investment library for a period of 5 years.

                                     INVESCO
                              PROXY VOTING POLICIES
                                       AND
                                   PROCEDURES
                                February 1, 2003

GENERAL POLICY

INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

BACKGROUND

ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times. Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

PROXY VOTING POLICY

Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

PROXY COMMITTEE

The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.

PROXY MANAGER

The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

CONFLICTS OF INTEREST

In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

PROXY VOTING PROCEDURES
The Proxy Manager will:
..    Vote proxies;
..    Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;
..    Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);
..    If requested, provide to clients a report of the proxies voted on their behalf.

PROXY VOTING GUIDELINES
The Proxy Committee has adopted the following guidelines in voting proxies:

Corporate Governance
     INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

INVESCO will generally vote FOR
..    Annual election of directors
..    Appointment of auditors
..    Indemnification of management or directors or both against negligent or unreasonable action
..    Confidentiality of voting
..    Equal access to proxy statements
..    Cumulative voting
..    Declassification of Boards
..    Majority of Independent Directors

INVESCO will generally vote AGAINST
..    Removal of directors from office only for cause or by a supermajority vote
..    "Sweeteners" to attract support for proposals
..    Unequal voting rights proposals ("superstock")
..    Staggered or classified election of directors
..    Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent
..    Proposals to vote unmarked proxies in favor of management
..    Proposals to eliminate existing pre-emptive rights

Takeover Defense and Related Actions
     INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

INVESCO will generally vote FOR
..    Fair price provisions
..    Certain increases in authorized shares and/or creation of new classes of common or preferred stock
..    Proposals to eliminate greenmail provisions
..    Proposals to eliminate poison pill provisions
..    Proposals to re-evaluate or eliminate in-place "shark repellents"

INVESCO will generally vote AGAINST
..    Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval
..    Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

Compensation Plans
     INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

INVESCO will generally vote FOR
..    Stock option plans and/or stock appreciation right plans
..    Profit incentive plans provided the option is priced at 100% fair market value
..    Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value
..    Profit sharing, thrift or similar savings plans

INVESCO will generally vote AGAINST
..    Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)
..    Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)
..    Proposals creating an unusually favorable compensation structure in advance of a sale of the company
..    Proposals that fail to link executive compensation to management performance
..    Acceleration of stock options/awards if the majority of the board of directors changes within a two year period
..    Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value
..    Adoption of a stock purchase plan at less than 85% of fair market value
     Capital Structure, Classes of Stock and Recapitalization INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

INVESCO will generally vote FOR
..    Proposals to reincorporate or reorganize into a holding company
..    Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

INVESCO will generally vote AGAINST
..    Proposals designed to discourage mergers and acquisitions in advance
..    Proposals to change state of incorporation to a state less favorable to shareholders' interests
..    Reincorporating in another state to implement anti-takeover measures Social
     Responsibility INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

INVESCO will generally vote FOR
..    International Labor Organization Principles
..    Resolutions seeking Basic Labor Protections and Equal Employment
     Opportunity
..    Expanding EEO/Social Responsibility Reporting

RECORD KEEPING
The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

                                  Proxy Voting
        Evergreen Investments Management Company LLC (February 15, 2005)

Proxy Voting Policies and Procedures Summary
Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2005.

1. Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

[ ] Tenure of the audit firm
[ ] Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
[ ] Length of the rotation period advocated in the proposal
[ ] Significant audit-related issues
[ ] Number of audit committee meetings held each year
[ ] Number of financial experts serving on the committee

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
     . Insiders and affiliated outsiders on boards that are not at least majority independent
     . Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
     . Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
     . Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
     . Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets definition of independence.

Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. We also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     . It is intended for financing purposes with minimal or no dilution to current shareholders
     . It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

A quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
     . The plan expressly permits repricing of underwater options without shareholder approval; or
     . There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
     . The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation
Before recommending a vote FOR a director equity plan, a review will be made of the company's proxy statement for the following qualitative features:
     . Stock ownership guidelines (a minimum of three times the annual cash retainer)
     . Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
     .    Balanced mix between cash and equity
     .    Non-employee directors should not receive retirement
          benefits/perquisites
     .    Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
     .    Historic trading patterns
     .    Rationale for the repricing
     .    Value-for-value exchange
     .    Option vesting
     .    Term of the option
     .    Exercise price
     .    Participation
     .    Treatment of surrendered options

Qualified Employee Stock Purchase Plans
Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:
     .    Purchase price is at least 85 percent of fair market value
     .    Offering period is 27 months or less, and
     .    Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

     .    Broad-based participation
     . Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

     . Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
     . No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
     . Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
     . Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
     . FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
     . AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
     . CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

          Concise Global Proxy Voting Guidelines
          Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

          Financial Results/Director and Auditor Reports
          Vote FOR approval of financial statements and director and auditor reports, unless:
               . there are concerns about the accounts presented or audit procedures used; or
               . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

          Appointment of Auditors and Auditor Compensation
          Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
               .    there are serious concerns about the accounts presented or the audit procedures used;
               .    the auditors are being changed without explanation; or
               .    nonaudit-related fees are substantial or are routinely in
                    excess of standard annual audit fees.

          Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

          Appointment of Internal Statutory Auditors
          Vote FOR the appointment or reelection of statutory auditors, unless:
               . there are serious concerns about the statutory reports presented or the audit procedures used;

               . questions exist concerning any of the statutory auditors being appointed; or
               . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

          Allocation of Income
          Vote FOR approval of the allocation of income, unless:
               . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
               . the payout is excessive given the company's financial position.

          Stock (Scrip) Dividend Alternative
          Vote FOR most stock (scrip) dividend proposals.

          Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

          Amendments to Articles of Association
          Vote amendments to the articles of association on a CASE-BY-CASE basis.

          Change in Company Fiscal Term
          Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

          Lower Disclosure Threshold for Stock Ownership
          Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

          Amend Quorum Requirements
          Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

          Transact Other Business
          Vote AGAINST other business when it appears as a voting item.

          Director Elections
          Vote FOR management nominees in the election of directors, unless:
               .    Adequate disclosure has not been met in a timely fashion;
               .    There are clear concerns over questionable finances or
                    restatements;
               .    There have been questionable transactions with conflicts of interest;
               .    There are any records of abuses against minority shareholder interests; and
               .    The board fails to meet minimum corporate governance
                    standards.
          Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

          Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

          Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

          Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

          Director Compensation
          Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

          Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

          Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

          Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

          Discharge of Board and Management
          Vote FOR discharge of the board and management, unless:
               . there are serious questions about actions of the board or management for the year in question; or
               . legal action is being taken against the board by other shareholders.
          Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

          Director, Officer, and Auditor Indemnification and Liability
          Provisions
          Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

          Vote AGAINST proposals to indemnify auditors.

          Board Structure
          Vote FOR proposals to fix board size.

          Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

          Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

          Share Issuance Requests

          General Issuances:
          Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

          Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

          Specific Issuances:

          Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

          Increases in Authorized Capital

          Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

          Vote FOR specific proposals to increase authorized capital to any amount, unless:

               . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
               . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
          Vote AGAINST proposals to adopt unlimited capital authorizations.

          Reduction of Capital
          Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

          Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

          Capital Structures
          Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

          Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

          Preferred Stock
          Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

          Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests. Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

          Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

          Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

          Debt Issuance Requests
          Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

          Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

          Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

          Pledging of Assets for Debt
          Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

          Increase in Borrowing Powers
          Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

          Share Repurchase Plans:
          Vote FOR share repurchase plans, unless:
               .    clear evidence of past abuse of the authority is available;
                    or
               .    the plan contains no safeguards against selective buybacks.

          Reissuance of Shares Repurchased:
          Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

          Capitalization of Reserves for Bonus Issues/Increase In Par Value:
          Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

          Reorganizations/Restructurings:
          Vote reorganizations and restructurings on a CASE-BY-CASE basis.

          Mergers and Acquisitions:
          Vote FOR mergers and acquisitions, unless:
               . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
               . the company's structure following the acquisition or merger does not reflect good corporate governance.
          Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

          ABSTAIN if there is insufficient information available to make an informed voting decision.

          Mandatory Takeover Bid Waivers:
          Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

          Reincorporation Proposals:
          Vote reincorporation proposals on a CASE-BY-CASE basis.

          Expansion of Business Activities:
          Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

          Related-Party Transactions:
          Vote related-party transactions on a CASE-BY-CASE basis.

          Compensation Plans:
          Vote compensation plans on a CASE-BY-CASE basis.

          Antitakeover Mechanisms:
          Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

          Shareholder Proposals:
          Vote all shareholder proposals on a CASE-BY-CASE basis.

          Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

          Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                     Part C

                                Other Information

Item 23.     Exhibits

        (a)(1)  Amended and Restated Declaration of Trust of the Registrant. (1)
        (b)(1)  Code of Regulations of the Registrant, as amended to date. (1)
        (b)(2)  Amendment to Code of Regulations, August 24, 2005
        (c)(1) Portions of the Declaration of Trust and the Code of Regulations of the Registrant defining the rights of holders of shares of the Registrant.(2)
        (c)(2)  Form of Share Certificate*
        (d)(1) Investment Advisory Agreement between the Registrant and Sentinel Advisors Company (the "Advisor"). (1)
        (e)(1) Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"). (1)
        (e)(2)  Form of Dealer Agreement. (1)
        (f)     None
        (g)     Custody Agreement with State Street Bank and Trust Company
        (h) Fund Services Agreement with Sentinel Administrative Service Company (1)
        (i)     Opinion of Brown & Wood LLP, counsel to the Registrant.(1)
        (j) Consent of the independent registered public accounting firm for the Registrant.*
        (k)     Not  applicable.
        (l)     None.
        (m)(1) Distribution Plan of Sentinel Pennsylvania Tax-Free Trust pursuant to Rule 12b-1 under the 1940 Act.
        (n)     None
        (o)     Reserved.
        (p)(1) Code of Ethics of the Registrant, as amended through February 12, 2002.(4)
        (p)(2)  Code of Ethics of Advisor, as amended through February 12,
                2002.(4)
        (p)(2)  Code of Ethics of Distributor.(3)
        (q)     Power of Attorney

----------
(1) Refiled with Post-Effective Amendment No. 19 to the Registration Statement, filed on March 30, 2000, pursuant to Electronic Data Gathering Analysis and Retrieval (EDGAR) Requirements.
(2) Incorporated by reference to Articles III, IV, V, VIII, X and XI of the Registrant's Declaration of Trust, previously filed as Exhibit 1 to the Registration Statement; and to Articles II, III, V and VI of the Registrant's Code of Regulations originally filed on March 30, 1994 as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement. Refiled with Post-Effective Amendment No. 19 pursuant to Electronic Data Gathering Analysis and Retrieval (EDGAR) Requirements.
(3) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed on January 25, 2001.
(4) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed on March 29, 2002.
*To be filed by amendment

Item 24.     Persons Controlled by or under Common Control  With The Registrant


        None.

Item 25.     Indemnification

        Article X, Section 2 of the Registrant's Declaration of Trust, incorporated by reference to Exhibit 1 hereto, provides for the indemnification of the Registrant's trustees and officers.

        The Registrant also has agreed pursuant to indemnification agreements (each an "Indemnification Agreement") to indemnify, and advance expenses to, each "Disinterested Trustee" (as defined in each Indemnification Agreement), if he is or is threatened to be made a party to a Proceeding (as defined in each Indemnification Agreement). In accordance with the terms of each Indemnification Agreement, the Registrant shall indemnify any applicable Disinterested Trustees for and against any and all judgments, penalties, fines and amounts paid in settlement, and all expenses actually and reasonably incurred by the applicable trustee or on his behalf in connection with a Proceeding, to the maximum extent permitted by Delaware law and to the extent not expressly prohibited by applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act, and regulations or rules issued with respect thereto by the U.S. Securities Exchange Commission), in effect as of the date of the applicable Indemnification Agreement or at the time of the request for indemnification, whichever affords greater rights of indemnification to the indemnitee, including any additional indemnification permitted by Section 3817 of the Delaware Statutory Trust Act. The Registrant also shall indemnify a Disinterested Trustee for and against all expenses actually and reasonably incurred by such Disinterested Trustee or on his behalf in connection with any Proceeding to which the indemnitee is or is threatened to be made a witness but not a party, within fifteen (15) days after receipt by the Registrant of each statement of expenses from the indemnitee.

        Under the Indemnification Agreement, the Registrant shall not be liable for indemnification in connection with: (i) any monetary settlement by or judgment against a Disinterested Trustee for insider trading or disgorgement of profits by such Disinterested Trustee pursuant to
        Section 16(b) of the Securities Exchange Act of 1934; or (ii) any liability to the Registrant or its shareholders with respect to a Proceeding (other than a Proceeding under Section 7(a) of the Indemnification Agreement), to which such Disinterested Trustee otherwise would be subject by reason of such Disinterested Trustee having engaged in certain Disabling Conduct (as defined in the Indemnification Agreement).

        In no event will the Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his or her bad faith, willful misfeasance, gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of the duties involved in the conduct of his or her office arising under his or her agreement with the Registrant. The Registrant will comply with Rule 484 under the Securities Act of 1933, as amended (the "1933 Act"), and Release No. 11330 under the 1940 Act in connection with any indemnification.

        Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. Trustees and officers of the Registrant are also covered by an errors and omissions insurance policy with maximum coverage of $15,000,000.

Item 26.     Business and Other Connections of the Investment Adviser

        Information on each investment advisor is incorporated by reference to the Prospectus and Statement of Additional Information included in this Registration Statement.

Item 27.     Principal Underwriters

        (a) The Registrant's principal underwriter, Sentinel Financial Services Company ("SFSC"), also serves as principal underwriter for Sentinel Pennsylvania Tax-Free Trust.

        (b)     As to each officer of SFSC:

Name and Principal           Positions and Offices        Positions and Offices
Business Address             With SFSC                    with the Registrant
------------------           ---------------------        ---------------------
Christian Thwaites           Chief Executive Officer      President & Chief
                                                           Executive Officer
D. Bruce Johnston            Senior Vice President        None
Sharon E. Bernard            Treasurer                    None
Gregory D. Teese             Vice President & Chief       None
                              Compliance Officer
Todd M. Wallace              Vice President               None
Kerry A. Jung                Counsel                      Secretary
Budd A. Shedaker             Assistant Vice President     None
James K. McQueston           Secretary                    None
Christopher M. Neronha       Assistant Secretary          None
George Gulian, Jr.           Tax Officer                  None
Frederick S. Campbell-Mohn   Tax Officer                  None
Alfred J. Warburton          Tax Officer                  None

The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

        (c)     Not applicable.

Item 28.     Location of Accounts and Records

        The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

        (a)     Sentinel Administrative Service Company
                National Life Drive
                Montpelier, Vermont 05604
                Rule 31a-1(a)
                Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
                Rule 31a-2(a)(b)(c)(f)

        (b) Sentinel Advisors Company, National Life Drive, Montpelier, Vermont 05604 Rule 31a-1(a)(9)(10), (11) Rule 31a-1(d) Rule
                31a-2(a)(c)(f)

        (c)     Sentinel Financial Services Company
                National Life Drive
                Montpelier, Vermont  05604
                Rule 31a-1(d)
                Rule 31a-2(c)

Item 29.     Management Services

        Not applicable.

Item 30.     Undertakings

        Not applicable.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the 29th day of September, 2005.

                                        SENTINEL PENNSYLVANIA TAX-FREE TRUST.
                                        (Registrant)

                                        By: /s/ Christian W. Thwaites
                                            -------------------------------
                                        Christian W. Thwaites
                                        President & CEO

As required by the Securities Act, this Registration Statement has been signed by the following persons in the capacities on the date indicated.

Signature                      Title                          Date
---------                      -----                          ----
/s/ Christian W. Thwaites      President (Chief Executive     September 29, 2005
---------------------------     Officer)
Christian W. Thwaites

/s/ Thomas P. Malone           Vice President and Treasurer   September 29, 2005
---------------------------    (Principal Financial and
Thomas P. Malone               Accounting Officer)

/s/ Thomas H. MacLeay          Chairman                       September 29, 2005
---------------------------
Thomas H. MacLeay

                               Trustee                        September 29, 2005
---------------------------
John D. Feerick*

                               Trustee                        September 29, 2005
---------------------------
Richard I. Johannesen, Jr.*

                               Trustee                        September 29, 2005
---------------------------
Keniston P. Merrill*

                               Trustee                        September 29, 2005
---------------------------
Deborah G. Miller*

                               Trustee                        September 29, 2005
---------------------------
John Raisian*

                               Trustee                        September 29, 2005
---------------------------
Nancy L. Rose*

                               Trustee                        September 29, 2005
---------------------------
Richard H. Showalter, Jr.*

                               Trustee                        September 29, 2005
---------------------------
Susan M. Sterne*

                               Trustee                        September 29, 2005
---------------------------
Angela E. Vallot*

*Kerry A. Jung signs this document pursuant to the power of attorney filed with this post-effective amendment.

/s/ Kerry A. Jung
---------------------------
Kerry A. Jung

                                    Exhibits

(b)(2)  Amendment to Code of Regulations August 24, 2005

(g)     Custody Agreement with State Street Bank and Trust Company

(q)     Power of Attorney